As filed with the Securities and Exchange Commission on April 23, 2012

Securities Act File No. 333- ________ Investment Company Act File No. 811-22702

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM N-2
(CHECK APPROPRIATE BOX OR BOXES)
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
[ ] PRE-EFFECTIVE AMENDMENT NO._ [ ] POST-EFFECTIVE AMENDMENT NO._

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
AMENDMENT NO. __________________________

Arden Macro Fund, L.L.C.
(Exact name of Registrant as specified in Charter) __________________________

Arden Asset Management LLC 375 Park Avenue 32nd Floor New York, New York 10152 __________________________

(Address of principal executive offices)

Registrant's Telephone Number, including Area Code: (212) 751-5252

Craig Krawiec Arden Asset Management LLC 375 Park Avenue 32nd Floor New York, New York 10152 __________________________ (212) 751-5252 __________________________

(Name and address of agent for service)

Copies to:
George M. Silfen, Esq. Schulte Roth & Zabel, LLP 919 Third Avenue New York, New York 10022

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF
THIS REGISTRATION STATEMENT

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box [X]

It is proposed that this filing will become effective:

[X]	when declared effective pursuant to Section 8(c)

If appropriate, check the following box:

[ ]	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[ ]
This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	AMOUNT BEING REGISTERED	PROPOSED MAXIMUM AGGREGATE OFFERING AMOUNT	AMOUNT OF REGISTRATION FEE
Common Shares of Beneficiary Interests	$1,000,000	$1,000,000	$114.60

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Arden Macro Master Fund, L.L.C. as the Master Fund in which the Registrant invests substantially all of its assets, has also executed this Registration Statement.

PRELIMINARY PROSPECTUS
SUBJECT TO COMPLETION

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT USE THIS PROSPECTUS TO SELL SECURITIES UNTIL THE REGISTRATION STATEMENT CONTAINING THIS PROSPECTUS, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Dated [      ]
Arden Macro Fund, L.L.C.
_______________
Units of Limited Liability Company Interests
_______________
Arden Macro Fund, L.L.C. (the "Fund") is a newly formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The Fund's investment objective is to seek to achieve capital appreciation with a relatively low correlation to the major equity and fixed income markets. In pursuing its investment objective, the Fund invests substantially all of its assets in Arden Macro Master Fund, L.L.C., a Delaware limited liability company which, in turn, invests its assets primarily in hedge funds, joint ventures, investment companies and other similar investment vehicles that are managed by a select group of portfolio managers that invest in a variety of financial markets and utilize a variety of absolute return investment strategies.
The units of limited liability company interests in the Fund ("Units") are not deposits in, obligations of, or guaranteed by Arden Asset Management LLC, Arden Securities LLC ("Arden Securities") or any of their affiliates or by any bank and are not government guaranteed or insured. The investment program of the Fund is speculative and involves substantial risks, including the possible loss of the principal amount invested. See "Investment Practices and Related Risk Factors."
TOTAL OFFERING
Amount(1)	$[ _ ]
Sales Load(2)	$[ _ ]
Proceeds to the Fund(3)	$[ _ ]

1	Generally, the minimum initial investment in Units by an investor is $50,000 and subsequent investments must be at least $25,000. These minimums may be reduced for certain investors.
2
Assumes a maximum sales load of 2.5%. The specific amount of the sales load paid with respect to an investor is generally dependent on the size of the investment in the Fund, but will not exceed 2.5% of an investor's investment amount. Subject to that limit, however, the applicable schedule of sales loads may vary among Selling Agents. See "Purchases of Units—Distribution and Member Services" for a further discussion of the sales load, as well as a discussion of compensation that may be received by Arden Securities and Selling Agents in connection with this offering.

3	These estimated proceeds assume the sale of all Units registered under this offering.

Arden Securities serves as the distributor of the Units and serves in that capacity on a reasonable best efforts basis, subject to various conditions. There is no termination date for the offering of Units, as the Fund expects to conduct a continuous offering. Monies received from prospective investors in advance of dates when Units may be purchased are held in a non-interest bearing escrow account pending the deposit of such monies with the Fund. (See "Purchases of Units—Purchase Terms" and "Custodian and Escrow Agent.")  The principal business address of Arden Securities is Three Canal Plaza, Suite 100, Portland, Maine 04101. Arden Securities may retain broker-dealers (the "Selling Agents") to assist in the distribution of Units. The sales load payable to a Selling Agent is charged as a percentage of an investor's investment amount. The sales load will neither constitute an investment made by the investor in the Fund nor form part of the assets of the Fund. The Fund pays Arden Securities an ongoing quarterly distribution fee (the "Distribution Fee") at an annualized rate of 0.85% of the average net assets of the Fund during the calendar quarter, as compensation for the sale and marketing of Units. Arden Securities also arranges for the provision of certain investor and account maintenance services pursuant to a Member Services Agreement with the Fund for which the Fund pays a quarterly fee at an annualized rate of 0.15% of the average net assets of the Fund during the calendar quarter. (See "Purchases of Units—Distribution and Member Services.")  Units will be sold only to investors qualifying as "Eligible Investors," as described in this Prospectus.
Neither the Securities and Exchange Commission (the "SEC") nor any other U.S. federal or state governmental agency or regulatory authority has approved or disapproved the merits of an investment in these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
This Prospectus sets forth concisely information about the Fund that a prospective investor should know before investing. It includes information required to be included in a prospectus and statement of additional information. Please read it before you invest and keep it for future reference. A statement of additional information, dated [       ] (the "SAI"), containing additional information about the Fund, has been filed with the SEC. The table of contents of the SAI is on page [ ] of this Prospectus. While the Fund does not maintain a website, you may request a free copy of this Prospectus, the SAI, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make inquiries by calling (866) 773-7145 or by writing to the Fund. Additional information about the Fund has been filed with the SEC and is available on the SEC's website at www.sec.gov.

Arden Asset Management LLC 375 Park Avenue 32nd Floor New York, New York 10152 (212) 751-5252	Arden Securities LLC Three Canal Plaza Suite 100 Portland, Maine 04101 (207) 553-7110

TO ALL INVESTORS
This Prospectus will not constitute an offer to sell or the solicitation of an offer to buy, and no sale of Units will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus. Prospective investors should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. This Prospectus is qualified in its entirety by reference to the Limited Liability Company Agreement of the Fund, dated [ _ ], 2012 (the "Company Agreement"), which appears in Appendix A of this Prospectus. Prospective investors should read this Prospectus and the Company Agreement carefully before investing and retain them for future reference. Units are subject to restrictions on transferability and resale.
PRIVACY NOTICE
This Privacy Notice describes the policies of Arden Asset Management LLC (the "Adviser") with respect to nonpublic personal information of investors, prospective investors and former investors. These policies apply to individuals only and are subject to change.
The Adviser collects and maintains nonpublic personal information about investors as follows:
•
Information we receive in subscription agreements, investor questionnaires and other forms which investors complete and submit to us, such as names, addresses, phone numbers, social security numbers, and, in some cases, employment, asset, income and other household information;

•	Information we receive and maintain relating to an investor's capital account, such as profit and loss allocations and capital withdrawals and additions;

•	Information about investments in and other transactions with the Fund and its affiliates; and

•
Information we receive about an investor from the investor's purchaser representative, financial advisor, investment consultant or other financial institution with whom the Adviser or the Fund has a relationship and/or whom the investor may have authorized to provide such information to the Adviser or the Fund.

The Adviser does not disclose any nonpublic personal information about its investors or former investors to any third parties except as may be required by law. The Adviser may, however, disclose information about an investor or former investor to a person acting in a fiduciary or representative capacity on behalf of such investor or former investor (such as an IRA custodian or Trustee of a grantor trust), as well as to various third-party agents of the Fund as part of the necessary and routine operations of the Fund, including the Fund's legal counsel, auditors, administrator and bank.
On all occasions when it is necessary for us to share this information with these third-party agents, we require that such information only be used for the limited purpose for which it is shared and advise these third-party agents not to further share this information with others except to fulfill that limited purpose.
The Adviser takes its responsibility to protect the privacy and confidentiality of investor information very seriously. We maintain appropriate physical, electronic and procedural safeguards to guard investors' nonpublic personal information. We provide investors with a Privacy Notice as part of their subscription materials and annually after that. If the Adviser changes its privacy policies to permit it or its affiliates to share additional information the Adviser has about investors or to permit disclosures to additional types of parties, the investors will be notified in advance, and, if required by law, the investors will be given the opportunity to opt out of such additional disclosure and to direct us not to share investor information with such parties.

ii

TABLE OF CONTENTS
Offering Summary	1
Summary of Fund Expenses	15
Financial Highlights	16
The Fund	16
Use of Proceeds; Cash Equivalents	16
Structure	16
Investment Program	17
Investment Practices and Related Risk Factors	22
Additional Risk Factors	30
Performance History	34
Investment Policies and Restrictions	34
Management of the Fund	35
The Adviser	38
The Advisory Agreements	41
Voting	42
Proxy Voting	42
Brokerage	42
Administrator	43
Custodian and Escrow Agent	43
Fees and Expenses	43
Net Asset Valuation	44
Conflicts of Interest	46
Code of Ethics	49
Purchases of Units	49
Redemptions, Repurchases of Units and Transfers	51
Dividends and Capital Gains	54
Tax Aspects	55
ERISA Considerations	61
Additional Information and Summary of Limited Liability Company Agreement	63
Reports to Members	64
Term, Dissolution and Liquidation	64
Fiscal Year and Taxable Year	65
Independent Registered Public Accounting Firm	65
Legal Counsel	65
Inquiries	65
Table of Contents of SAI	66
Appendix A – Company Agreement	A-i
Appendix B – Form of Investor Certification	B-i
Appendix C – Adviser Performance Information	C-i

iii

OFFERING SUMMARY
In making an investment decision, an investor must rely upon his, her or its own examination of Arden Macro Fund, L.L.C. and the terms of the offering, including the merits and risks involved in acquiring units of limited liability company interests in Arden Macro Fund, L.L.C. This is only a summary of information to consider before investing and is qualified in its entirety by the more detailed information that follows elsewhere in this Prospectus. An investor should review the entire Prospectus and the Statement of Additional Information, available upon request, before making a decision to purchase units of limited liability company interests in Arden Macro Fund, L.L.C.
The Fund
Arden Macro Fund, L.L.C. (the "Fund") is a newly formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company.

Investors who purchase units of limited liability company interests in the Fund ("Units") in the offering, and other persons who acquire Units and are admitted to the Fund by its board of managers (the "Board of Managers" and each member of the Board of Managers, a "Manager"), or its delegatee, will become members of the Fund ("Members").

The Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund provides the benefits of professional selection of asset managers, professional asset allocation and the opportunity to invest with asset managers whose services may not generally be available to the investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. The Fund is similar to a hedge fund in that, through its investment in Arden Macro Master Fund, L.L.C. (the "Master Fund"), its assets are actively managed and the Units are sold solely to high net worth individuals and institutional investors, but differs from a typical hedge fund in that it permits investments in relatively modest minimum denominations and it has registered as an investment company under the 1940 Act and has registered its Units under the Securities Act of 1933, as amended (the "1933 Act").

Investment Objective and Investment Program
The Fund's investment objective is to seek to achieve capital appreciation with a relatively low correlation to the major equity and fixed income markets. In pursuing its investment objective, the Fund invests substantially all of its assets in the Master Fund which, in turn, invests its assets primarily in hedge funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a variety of absolute return investment strategies. Absolute return investment strategies attempt to achieve capital appreciation on an absolute return basis.

Within these strategies, the Master Fund focuses principally on investments with Portfolio Managers deploying primarily global macro investment strategies. Global macro investment strategies generally use macroeconomic variables to identify dislocations and forecast future moves in global asset prices on an outright directional or relative value basis. To a lesser extent, the Master Fund  may also invest with Portfolio Managers utilizing other strategies, including relative value and tactical strategies. Through its structure and investment approach, the Master Fund seeks to construct a portfolio of Portfolio Funds that have relatively low correlation to the performance of equity, fixed income and other traditional asset classes.

The Adviser (as defined below) is responsible for selecting Portfolio Managers and determining the portion of the Master Fund's assets to be allocated to each Portfolio Manager. Portfolio Managers are generally chosen on the basis of some or all of the following selection criteria established by the Adviser, including an analysis of the Portfolio Manager's performance during various time periods and market cycles, the Portfolio Manager's reputation, experience, training and investment philosophy and policies, whether the Portfolio Manager has an identifiable track record and/or the degree to which the Portfolio Manager has a personal investment in the investment program. Portfolio Managers are generally compensated on terms which will usually include asset-based and performance-based fees or allocations paid by, or charged to, the relevant Portfolio Fund. (See "Fees and Expenses.")

Portfolio Managers may invest in a wide range of instruments, including, but not limited to, U.S. and foreign equities and equity-related instruments, currencies, commodities, futures and fixed income and other debt-related instruments, cash and cash equivalents, options and warrants. The Adviser expects that Portfolio Managers will utilize both over-the-counter and exchange traded instruments (including derivative instruments), trade on margin and engage in short sales. In addition, Portfolio Managers are permitted to utilize leverage, without limit. While most of the Portfolio Managers are expected to invest primarily in liquid, publicly-traded securities, they are also likely to make material allocations to illiquid and/or private securities.

The Master Fund's multi-asset, multi-manager structure seeks to take advantage of broad market opportunities. The Master Fund will not follow a rigid investment policy that would restrict it from participating in any market, strategy or investment. In fact, subject to certain limitations described herein, the Master Fund's assets may be deployed in whatever markets or strategies are deemed appropriate under prevailing economic and market conditions to attempt to achieve the Fund's investment objective. The Adviser seeks to monitor each Portfolio Manager on a regular basis, by reviewing, among other things, information on performance, portfolio exposures and risk characteristics. The identity and number of Portfolio Managers is likely to change over time. The Adviser may withdraw from or invest in different Portfolio Funds without prior notice to, or the consent of, the Members.

As noted above, Portfolio Managers generally conduct their investment programs through Portfolio Funds. Portfolio Funds in which the Master Fund invests may or may not be registered under the 1940 Act.

Portfolio Funds and Portfolio Accounts.  The Master Fund invests its assets primarily in Portfolio Funds. The Master Fund may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the Master Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner or managing member of the vehicle and the Master Fund will be the sole limited partner or member). Any arrangement in which the Master Fund retains a Portfolio Manager to manage a separate account or separate investment vehicle is referred to as a "Portfolio Account."  Portfolio Managers for which such an investment vehicle is formed and Portfolio Managers who manage assets directly for the Master Fund on a managed account basis are collectively referred to as "Sub-Managers."

The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or irrevocably waive its right to vote its interests in, Portfolio Funds. This determination is generally made by the Adviser, in consultation with counsel to the Master Fund. In this regard, the board of managers of the Master Fund (the "Master Fund Board") has adopted procedures relating to the Master Fund's waiver of voting rights, for purposes of assuring adherence to the foregoing limitations. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

Portfolio Fund Investment Practices. Portfolio Funds are generally not expected to be registered under the 1940 Act. Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed, and, in some cases, the amount of leverage that may be used. Portfolio Managers utilized by the Master Fund may invest and trade in a wide range of securities, financial instruments and markets and may pursue a variety of investment strategies. These investments may include, but are not limited to, U.S. and foreign equity and fixed income securities. The investment programs of Portfolio Managers may also involve the use of a variety of sophisticated investment techniques, for both hedging and non-hedging purposes, including: short sales of securities; use of leverage (i.e., borrowing money for investment purposes); and transactions in derivative securities and other financial instruments such as swaps, stock options, index options, futures contracts and options on futures. These techniques may, in some cases, be an integral part of a Portfolio Manager's investment program and involve significant risks. Portfolio Managers are generally not limited in the markets in which they invest (either by location or type, such as large capitalization, small capitalization or foreign markets) or the investment disciplines that they may employ (such as value or growth or bottom-up or top-down analysis).

For purposes of complying with applicable investment restrictions and investment limitations imposed by the 1940 Act, the Master Fund will "look through" to the underlying investments of any Portfolio Account that the Master Fund may establish. However, Portfolio Funds in which the Master Fund invests are not subject to the investment restrictions of the Fund or the Master Fund and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.

Temporary Investments. During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Fund or the Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (See "Investment Practices and Related Risk Factors—Money Market Instruments.")

An investment in the Fund involves substantial risks and no assurance can be given that the Fund will achieve its investment objective.
Potential Benefits of Investing in the Fund
By investing in the Fund, investors gain access to a group of Portfolio Managers whose services typically are not available to the general investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. The Fund provides investors the opportunity to participate in the investment programs of a professionally selected cross-section of Portfolio Managers, without being subject to the high minimum investment requirements that Portfolio Managers typically would impose on investors. Allocation of assets among Portfolio Managers has the potential to reduce the volatility of investment returns from that which might be associated with a direct investment with any single Portfolio Manager.

Borrowings
The Fund and the Master Fund generally do not expect to engage in borrowings other than on a short-term or temporary basis. Borrowings by the Fund or the Master Fund, including any borrowings by the Fund or the Master Fund on behalf of Portfolio Accounts, are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. Borrowings for investment purposes (a practice known as "leverage") involve certain risks. Any borrowings for investment purposes (other than on a short-term or temporary basis) by the Fund or the Master Fund would be made solely for Portfolio Accounts and are not a principal investment strategy of the Fund or the Master Fund. (See "Investment Program—Borrowing; Use of Leverage.")

Risk Factors
The investment program of the Fund is speculative and involves substantial risks. There can be no assurance that the investment objective of the Fund will be achieved. The investment performance of the Fund will depend on the performance of the Master Fund, which in turn will depend on the performance of the Portfolio Managers with which the Master Fund invests, and the Adviser's ability to select Portfolio Managers and to allocate and reallocate effectively the Master Fund's assets among Portfolio Managers. The value of an investment in the Fund will fluctuate with changes in the values of the Master Fund's investments.

An investment in the Fund involves the following general risks:

•     Investing in the Fund can result in a loss of capital invested. Use of leverage, short sales and derivative transactions by Portfolio Managers can result in significant losses to the Master Fund and, therefore, the Fund.

• The Master Fund is a non-diversified fund and invests in Portfolio Funds that may not have diversified investment portfolios, thereby increasing investment risk.

•     There are special tax risks associated with an investment in the Fund. Satisfaction of the various tests that must be met to maintain the Fund's tax status as a "regulated investment company" under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), requires significant support from the underlying Portfolio Funds. Failure to maintain such tax status may result in the Fund being subject to corporate level income tax. In addition, as a related matter, the Fund is required each December to make certain "excise tax" calculations on certain undistributed income of the Fund based on income and gain information that must be obtained from the underlying Portfolio Funds. If the Fund does not receive accurate information from the Portfolio Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and incurring the excise tax on undistributed income. With respect to costs, the Fund may incur certain costs relating to tax compliance and reinvestment of dividends and other distributions. In addition, to facilitate investments that the Adviser believes to be attractive in a manner consistent with RIC qualification requirements, the Fund might, in certain situations, invest in "passive foreign investment companies" or "PFICs" (which are offshore investment funds that are treated as corporations for U.S. federal tax purposes). For similar reasons, the Master Fund also may make investments through subsidiaries, including through U.S. corporate subsidiaries. The net income of a U.S. corporate subsidiary will generally be subject to federal income tax at a rate of 35%, in addition to potential state and local income taxes. These investments may involve costs or other inefficiencies to the Fund, including, with respect to PFICs, U.S. withholding taxes, that the Master Fund does not incur when it invests in U.S. domestic investment funds that are taxable as partnerships.?  The Master Fund will elect to be classified as an association taxable as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as, a RIC under Subchapter M of the Code and therefore is also subject to the foregoing risks. (See "Tax Aspects.")

• The Fund and the Master Fund are newly formed entities and have no operating history.

•     Units will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. (See "Investment Practices and Related Risk Factors," "Tax Aspects" and "Redemptions, Repurchases of Units and Transfers.")  Liquidity will be provided to Members only through repurchase offers made from time to time by the Fund. There is no assurance that an investor tendering Units for repurchase in connection with a repurchase offer made by the Fund will have those Units repurchased in that repurchase offer.

•     An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may, in many cases, be substantially higher than $50,000, could invest directly in Portfolio Funds or with Portfolio Managers. By investing in Portfolio Funds indirectly through the Fund and the Master Fund, an investor bears a pro rata portion of the asset-based fees and other expenses of the Fund, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations and other expenses borne by the Master Fund as an investor in Portfolio Funds.

•     The fees and other expenses borne directly and indirectly by the Fund, including those of the Master Fund, which include fees, expenses and performance-based allocations that are borne by the Master Fund as an investor in Portfolio Funds or Portfolio Accounts, are higher than those of most other registered investment companies.

Investing in Portfolio Funds involves special risks, including the following:

•     Portfolio Funds generally will not be registered as investment companies under the 1940 Act. Therefore, the Master Fund, as an investor in Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

•     Portfolio Funds may, in some cases, concentrate their investments in a single industry or group of related industries. This increases the sensitivity of their investment returns to economic factors affecting that industry or group of industries.

•     The Adviser may have little or no means of independently verifying information provided by Portfolio Managers and thus, may not be able to ascertain whether Portfolio Managers are adhering to their disclosed investment strategies and their investment and risk management policies. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.

•     The Master Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Units and the amounts Members receive upon the repurchase of Units. Because Portfolio Funds generally will provide net asset value information on a monthly basis, and may not provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers (except in the case of Portfolio Accounts).

•     Portfolio Managers typically charge asset-based management fees, and typically are also entitled to receive performance-based fees or allocations. The Master Fund, as an investor in Portfolio Funds (or by retaining a Portfolio Manager to manage a Portfolio Account), will be subject to these fees and allocations, which will reduce the investment returns of the Fund. These fees and allocations are in addition to the investment management fee the Fund pays to the Adviser.

•     The performance-based fees or allocations to Portfolio Managers may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of performance-based fees or allocations. In addition, because a performance-based fee or allocation will generally be calculated on a basis that includes unrealized appreciation of a Portfolio Fund's assets, the fee or allocation may be greater than if it were based solely on realized gains. Additionally, the gains on which the fee or allocation is calculated may never be realized.

•     Each Portfolio Manager will receive any performance-based fees or allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and the Master Fund generally. Accordingly, a Portfolio Manager with positive performance may receive performance-based compensation from the Master Fund, which will be borne indirectly by Members, even if the Master Fund's overall returns are negative.

•     Investment decisions for Portfolio Funds are made by Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Master Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

•     To the extent the Master Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Master Fund's investment in the Portfolio Fund.

•     The Master Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Master Fund may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund's investment returns.

•     Portfolio Funds may be permitted to distribute securities in-kind to investors making withdrawals of capital. Upon the Master Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Master Fund may receive securities that are illiquid or difficult to value, and which may cause the Fund to incur certain expenses. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Master Fund's portfolio or distribute it to investors in the Master Fund in connection with a repurchase by the Master Fund of all or a portion of the Units of Members.

Investing in a master/feeder arrangement involves certain additional risks, including the following:

•     The Fund pursues its investment objective by investing in the Master Fund. The Fund does not have the right to withdraw its investment in the Master Fund. Instead, it may only do so through periodic repurchases by the Master Fund of the Fund's units in the Master Fund. This may limit the ability of the Fund to make offers to repurchase Units. In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund. The Fund would incur expenses in liquidating investments received in connection with any in-kind distributions.

•     A change in the investment objective, policies or restrictions of the Master Fund may cause the Fund to withdraw its investment in the Master Fund. Alternatively, the Fund could seek to change its investment objective, policies or restrictions to conform to those of the Master Fund. Certain investment policies and restrictions of the Master Fund may be changed without the approval of investors in the Master Fund. However, the Master Fund will notify the Fund at least 30 days before any material changes are implemented.

•     Units in the Master Fund are held by investors other than the Fund. These investors may include other investment funds, including investment companies that, like the Fund, are registered under the 1940 Act, and other types of pooled investment vehicles. When investors in the Master Fund vote on matters affecting the Master Fund, the Fund could be outvoted by other investors. The Fund also may be adversely affected, in other respects, by other investors in the Master Fund.

•     Other investors in the Master Fund may offer units of limited liability company interests to their respective investors that have costs and expenses that differ from those of the Fund. Thus the investment returns for investors in other funds that invest in the Master Fund may differ from the investment returns of investors in the Fund.

Management
The Board of Managers of the Fund has overall responsibility for monitoring and overseeing the Fund's investment program and its management and operations. Any vacancy on the Board of Managers may be filled by the remaining Managers, except to the extent the 1940 Act requires the election of Managers by Members. A majority of the Managers are "Independent Managers" who are not "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser. (See "Management of the Fund" and "Voting.")

The Master Fund Board currently is comprised of the same individuals who comprise the Board of Managers of the Fund. The Master Fund Board has overall responsibility for the management and supervision of the operations of the Master Fund.

The Adviser
Arden Asset Management LLC, a Delaware limited liability company that is registered with the U.S. Securities and Exchange Commission as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the "Adviser"), serves as the investment adviser of the Fund. The Adviser is an independent investment management firm dedicated exclusively to creating and managing portfolios of hedge funds since 1993.

The Adviser is controlled primarily by Arden Asset Management, Inc. ("AAM INC") as the controlling member although various individual senior staff of the Adviser have been issued membership interests entitling them to share in the profits of the Adviser. Averell H. Mortimer controls AAM INC. Mr. Mortimer also serves as Chief Executive Officer of the Adviser. The Adviser provides investment advisory services and management services to commingled private investment funds. The Adviser also serves as investment manager or management company to other customized portfolios, or provides investment advice and management services to customized portfolios, on either a discretionary or non-discretionary basis. As of [   ], the Adviser had more than $[  ] billion in assets under management. The address of the Adviser is 375 Park Avenue, 32nd Floor, New York, NY 10152.

Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund. The agreement authorizes the Adviser to implement the Fund's investment program through investing in the Master Fund. The Adviser is authorized, subject to the approval of the Board of Managers and Members, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Adviser to the Fund or to assist in providing these services. To the extent that the Adviser retains a sub-adviser to manage the assets of the Fund, the Adviser is responsible under the Advisory Agreement to review and supervise the services provided by the sub-adviser. Under the Advisory Agreement, a quarterly fee at an annualized rate of 0.75% of the average net assets of the Fund during the calendar quarter (after adjustment for any purchases effective on that date) is payable by the Fund to the Adviser (the "Advisory Fee"). However, under the agreement, the Fund is not subject to the Advisory Fee so long as substantially all of the Fund's assets remain invested in the Master Fund. The Adviser also provides office space, telephone services and utilities, and administrative, secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Advisory Agreement.

The Adviser also serves the Master Fund pursuant to an investment advisory agreement with the Master Fund (the "Master Fund Advisory Agreement"). Under that agreement, the Adviser provides substantially similar services to the Master Fund as those set forth in the Fund's Advisory Agreement. As consideration for these services, the Master Fund pays the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during the calendar quarter (after adjustment for any purchases effective on that date) (the "Master Fund Advisory Fee"). The Master Fund Advisory Fee is payable in arrears within five business days after the end of the quarter.

Fees and Expenses
The Adviser bears all of its own costs incurred in providing investment advisory and other services to the Fund and the Master Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers.

The Fund bears all of its own expenses and, through its investment in the Master Fund, its portion of the Master Fund's operating expenses, other than those borne by the Adviser pursuant to the Advisory Agreement and the Master Fund Advisory Agreement, and by the Distributor pursuant to the Distribution Agreement and the Member Services Agreement (both as defined below), including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund's investments, including its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Master Fund utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of any Portfolio Accounts; any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund and the Master Fund; audit and tax preparation fees and expenses of the Fund and the Master Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management or compliance services to the Fund and the Master Fund; administrative expenses and fees of the Fund and the Master Fund; custody and escrow fees and expenses of the Fund and the Master Fund; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond for the Fund and the Master Fund; the Master Fund Advisory Fee; the Distribution Fee (as defined below); the Member Servicing Fee (as defined below); fees and travel-related and other expenses of members of the Board of Managers and the Master Fund Board who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and the Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Master Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable or allocable to the Portfolio Manager. In such cases, the fees or allocations may differ from, and could be higher than, those described above. Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board of Managers and Members.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of the Fund to [2.25%] per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation in effect at the time the expense was paid or absorbed. The Expense Limitation Agreement will remain in effect until terminated by the Fund. None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement. (See "Fees and Expenses.")

Net Asset Valuation
The Fund sells Units at their offering price, which is equal to the "net asset value" per Unit, plus the applicable sales load described in the "Summary of Fund Expenses". The net asset value of the Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the last day of a taxable year (if it differs from the fiscal year), (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Fund repurchases any Units. The Fund's net asset value is the value of the Fund's assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

Conflicts of Interest
The investment activities of the Adviser, the Portfolio Managers and their affiliates for their own accounts and for other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund. (See "Conflicts of Interest.")

Purchases of Units
An investor purchases Units in the Fund. Units are offered at their net asset value per Unit, and each Unit purchased represents a capital contribution to the Fund in that amount. Generally, the minimum initial investment in Units by an investor is $50,000 and subsequent investments must be at least $25,000. The minimum initial investment for employees of the Adviser or a Selling Agent (as defined below) and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, the Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000 and subsequent investments must be at least $10,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board of Managers. Under certain circumstances, the minimum investment amounts may be waived, subject to the approval of the Fund.

The Fund expects to offer Units once a month, generally as of the first business day of each month or more or less frequently in the sole discretion of the Board of Managers. All purchases are subject to the receipt of cleared funds from the investor prior to the applicable purchase date in the full amount of the purchase. The investor must also submit a completed investor certification to the Administrator or Selling Agent (both as defined below) before the applicable purchase date. The Board of Managers reserves the right to reject any purchase for Units and the Board of Managers may, in its sole discretion, suspend purchases of Units at any time.

The Fund has entered into a distribution agreement (the "Distribution Agreement") with Arden Securities LLC ("Arden Securities") to act as the distributor for the sale of Units (the "Distributor"). Arden Securities serves as the Distributor on a reasonable best efforts basis, subject to various conditions, and may retain broker-dealers (the "Selling Agents") to assist in the distribution of Units. Arden Securities is owned by Foreside Distributors, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC.

Selling Agents generally will be entitled to a sales load and an ongoing fee for such services. The specific amount of the sales load paid with respect to a Member is generally dependent on the size of the investment in the Fund, but will not exceed 2.5% of an investor's investment amount. (Subject to that limit, however, the applicable schedule of sales loads may vary among Selling Agents.)  The sales load will be charged as a percentage of an investor's investment amount. The sales load will not constitute an investment made by the investor in the Fund. The sales load may be adjusted or waived at the sole discretion of the applicable Selling Agent in consultation with the Fund and is expected to be waived for the Adviser and its affiliates, including the directors, partners, principals, officers and employees of each of these entities, and employees of the Selling Agents and certain of their affiliates.

In addition, as compensation for providing for, or arranging for the provision of, the sale and marketing of Units, the Fund pays the Distributor an ongoing quarterly fee at an annualized rate of 0.85% of the average net assets of the Fund during the calendar quarter (after adjustment for any purchases effective on that date) (the "Distribution Fee"). The Distribution Fee is payable in arrears within five days after the end of the quarter. These payments have been separately authorized by the Board pursuant to a distribution plan adopted by the Board. The Distributor may pay all or a portion of this amount to Selling Agents for providing either distribution or member services (as described below).

The Fund has also entered into a Member Services Agreement with the Distributor (the "Member Services Agreement") to arrange for the provision of ongoing Member and account maintenance services. Under the terms of the Member Services Agreement, the Distributor is authorized to retain broker-dealers or others (which may include the Adviser or its affiliates) ("Member Services Providers") to provide ongoing Member and account maintenance services to the Members of the Fund. As consideration for these services, the Fund pays a quarterly Member servicing fee to the Distributor at an annualized rate of 0.15% of the average net assets of the Fund. (See "Purchases of Units—Distribution and Member Services.")

Initial Closing Date
The initial closing date for purchases of Units is expected to be [ _ ], 2012, or such earlier or later date as the Adviser determines, provided the Fund has received purchases of Units prior to such date in an amount the Adviser believes, in its sole discretion, is sufficient to effectively implement the investment program for the Fund. Monies received from prospective investors in advance of the initial closing date will be held in a non-interest-bearing escrow account until such time as the Adviser believes the investment program for the Fund can be implemented, but in no event will such monies be held for longer than three months.

Investor Eligibility
Units are being offered only to investors who represent that (A) (i) if a natural person (including participants in individual retirement accounts), they have (a) an individual net worth, or joint net worth with their spouse, in excess of $1 million (excluding from the calculation of net worth the value of such investor's primary residence and any indebtedness that is secured by the investor's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Units, and including any indebtedness that is secured by the investor's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Units) or (b) an income (exclusive of any income attributable to their spouse) in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of the two most recent years, and have a reasonable expectation of reaching the same income level in the current year; or (ii) if an entity, including a corporation, foundation, endowment, partnership, or limited liability company, they have total assets in excess of $5 million and they were not formed for the specific purpose of acquiring the securities offered (or each equity owner is a person who has an individual income (exclusive of any income attributable to a spouse) in excess of $200,000 in each of the two most recent years, or joint income with a spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or an individual net worth, or joint net worth with their spouse, in excess of $1 million (excluding from the calculation of net worth the value of such investor's primary residence and any indebtedness that is secured by the investor's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Units, and including any indebtedness that is secured by the investor's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Units)) or (iii) a trust with total assets in excess of $5 million, which was not formed for the specific purpose of acquiring the securities offered and the purchase is directed by a sophisticated person (as used in the foregoing sentence, a "sophisticated person" is one who has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment), or a bank as defined in Section 3(a)(2) of the Securities Act, a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in a fiduciary capacity and subscribing for the purchase of the securities being offered on behalf of a trust account or accounts, or a revocable trust which may be amended or revoked at any time by the grantors thereof and all of the grantors are eligible investors as described in (i); or (B) a trust with total assets in excess of $5 million, which was not formed for the specific purpose of acquiring the securities offered.

Before an investor may invest in the Fund, a Selling Agent or the Fund will require the investor to certify that it meets applicable investor qualification requirements and that it will not transfer its Units except in the limited circumstances permitted under the Limited Liability Company Agreement of the Fund, dated [ _ ], 2012 (the "Company Agreement"). (A form of certification that each investor will be asked to sign is contained in Appendix B of this Prospectus.)  If an investor's executed and completed certification is not received on or before the date Units are to be issued, the investor's order will not be accepted. The Fund reserves the right to reject any order for the purchase of Units and may, in its sole discretion, suspend the offering of Units at any time.

Investor Suitability
An investment in the Fund involves substantial risks and is not necessarily suitable for all eligible investors.  You may lose some or all of your investment in the Fund. Before making a decision to invest in the Fund, you should consider whether the investment is consistent with your investment goals and needs and your financial situation, considering such factors as personal net worth, income, age, risk tolerance and liquidity needs.

Transfer Restrictions
Units held by Members may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member; or (ii) with the consent of the Board of Managers (which may be withheld in its sole discretion). Under certain circumstances, the Board of Managers has delegated to the Adviser authority to consent to transfers of Units. The Board of Managers has also delegated to the Adviser authority to admit Members. A Member who transfers Units may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer. (See "Redemptions, Repurchase of Units and Transfers—Transfers of Units.")

Redemptions and Repurchases of Units by the Fund
Units are not redeemable and a Member has no right to require the Fund to redeem its Units. The Fund will from time to time make offers to repurchase Units from Members pursuant to written tenders. Repurchase offers will be made at such times and on such terms as may be determined by the Board of Managers, in its sole discretion. In determining whether the Fund should offer to repurchase Units from Members, the Board of Managers will consider the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board of Managers that the Fund offer to repurchase Units from Members no later than [December 31, 2012] and, thereafter, twelve times each year, as of the last day of each month. The Board of Managers will also consider the following factors, among others, in making a determination as to whether to make an offer to repurchase Units from Members: (i) whether any Members have requested the Fund to repurchase their Units; (ii) the liquidity of the Fund's assets (including the liquidity of investments held by the Master Fund); (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Units; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Units. (See "Redemptions, Repurchases of Units and Transfers—No Right of Redemption" and "—Repurchases of Units.")

The Company Agreement provides that the Fund will be dissolved if the Units of any Member that has submitted a written request to the Fund for the repurchase of all of its Units, in accordance with the terms of the Company Agreement, is not repurchased by the Fund within a period of two years following the date the request is received by the Fund.

If a repurchase offer is oversubscribed by Members who tender Units for repurchase, the Fund will repurchase only a pro rata portion of the Units tendered by each Member.

The Fund may redeem Units if, among other reasons, ownership of the Units by a Member would cause the Fund, the Master Fund or the Adviser to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction.

Taxation
The Fund will elect to be classified as an association taxable as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as, a "regulated investment company" under Subchapter M of the Code. As a regulated investment company under Subchapter M of the Code, each year that the Fund qualifies as a regulated investment company and distributes to its Members generally at least 90% of its "investment company taxable income" (as defined in the Code, but without regard to the dividends paid deduction and net tax-exempt income), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a "double tax" on that income and net capital gains since holders of Units normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). Tax-exempt U.S. investors generally will not incur unrelated business taxable income with respect to an investment in Units if they do not borrow to make the investment. Certain requirements under Subchapter M and additional information regarding the Fund's tax treatment are described in this prospectus. (See "Tax Aspects.")  The Adviser will need to obtain certain information from Portfolio Funds and/or structure the Master Fund's investments in Portfolio Funds in such manner so as to assure qualification as a RIC, and the Adviser may determine not to make certain investments that would adversely affect the Fund's ability to qualify as a RIC. The Fund's tax reporting to Members is made on IRS Form 1099. (See "Tax Aspects.")

ERISA Plans
Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") may purchase Units. It is possible that 25% or more of the aggregate net asset value of the Units may be held by benefit plan investors (as defined in Section 3(42) of ERISA). However, because the Fund is registered as an investment company under the 1940 Act, the assets of the Fund should not be treated as "plan assets" under ERISA. (See "ERISA Considerations.")

Reports to Members
The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

The Fund sends Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Fund's operations after the end of each quarter. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

Term	The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Company Agreement.
Fiscal Year and Taxable Year
For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. The first fiscal period of the Fund will end on March 31, 2013. The 12-month period ending October 31 of each year is the taxable year of the Fund. The first taxable year of the Fund will end on October 31, 2012.

Administrator
Pursuant to an administration agreement (the "Administration Agreement"), [     ] (the "Administrator") provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund. The Administrator may delegate certain of its administrative functions. The Administrator also serves as the transfer agent for the Units.

Pursuant to the Administration Agreement, the Administrator provides or arranges for the provision of similar administrative services to the Master Fund.
Custodian and Escrow Agent	[ ] serves as the custodian for the assets of the Fund and the Master Fund. [ ] serves as the escrow agent for the assets of the Fund.

SUMMARY OF FUND EXPENSES
The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear.
Investor Transaction Expenses
Maximum Sales Load (as a percentage of offering price) (1)	[ _ ]%
Repurchase Fee (as percentage of value of Units repurchased)	None

Annual Expenses (as a percentage of net assets attributable to Units)
Management Fee (2)	[ _ ]%
Other Expenses (3)	[ _ ]%
Acquired Fund Fees and Expenses (4)	[ _ ]%
Total Annual Expenses (5)	[ _ ]%
Less: Amount Paid or Absorbed Under Expense Limitation Agreement (5)	([ _ ]%)
Net Annual Expenses (5)	[ _ ]%

(1)
In connection with initial and additional investments, investors may be charged a sales load of up to 2.5% of the amounts transmitted in connection with their capital contributions. No sales load will be charged to certain types of investors. (See "Purchases of Units —Distribution and Member Services.")

(2)
Includes only the Master Fund Advisory Fee. The Fund's Advisory Fee is not reflected in this table since, under the Advisory Agreement, the Fund is not subject to the Advisory Fee so long as substantially all of the Fund's assets are invested in the Master Fund.

(3)
Reflects an estimate of all expected ordinary operating expenses for the current fiscal year, including organization and offering expenses (which are expected to approximate $100,000), a Distribution Fee of 0.85% and a Member Servicing Fee of 0.15%. "Other Expenses" include ordinary operating expenses of the Master Fund (including a Master Fund Administration Fee, but not the Master Fund Advisory Fee, which is noted separately in the table) that are expected to be borne by the Fund for the current fiscal year. "Other Expenses" do not include any fees or expenses charged by a Portfolio Fund (which are reflected separately under "Acquired Fund Fees and Expenses"). The amount of the Fund's net assets used in calculating this percentage was based on anticipated net proceeds of approximately $[ _ ] million from this offering. For a more complete description of the various fees and expenses of the Fund, see "Fees and Expenses," "The Adviser" and "Purchases of Units."

(4)
Includes the fees and expenses of the Portfolio Funds in which the Master Fund intends to invest based on the anticipated net proceeds from this offering. Specifically, a Portfolio Fund is generally expected to be subject to management fees that range between 1.0%-2.0% of the total net assets managed by a Portfolio Manager and performance fees or incentive allocations that range between 15%-25% of its net capital appreciation (if any). Fees and expenses of Portfolio Funds are based on historic fees and expenses. Future Portfolio Funds' fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time. The amount of the Fund's average net assets used in calculating this percentage was based on anticipated net proceeds of approximately $[ _ ] million from this offering.

(5)
This amount is estimated based on expenses expected to be incurred during the first fiscal year. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") described in detail on page [ _ ] of this Prospectus. None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement. (See "Fees and Expenses.")

The purpose of the table above and the example below is to assist prospective investors in understanding the various costs and expenses investors in the Fund will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see "The Adviser," "Fees and Expenses" and "Purchases of Units." "Other Expenses," as shown above, is based on Fund anticipated net proceeds of approximately $[ _ ] million from this offering.
EXAMPLE:
The example below is based on the fees and expenses set forth above and assumes that the Expense Limitation Agreement remains in effect for one year only (although it has an indefinite term), and also reflects the maximum 2.5% sales load that may be assessed on a $50,000 investment in the Fund. It should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The Fund's actual rate of return may be greater or less than the hypothetical 5% return assumed in the example.

An investor would pay the following expenses on a $50,000 investment, assuming a 5% annual return:*
1 Year	3 Years	5 Years	10 Years
$[ _ ]	$[ _ ]	$[ _ ]	$[ _ ]

*	On an investment of $1,000, the Example would be as follows:

EXAMPLE:
An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return:
1 Year	3 Years	5 Years	10 Years
$[ _ ]	$[ _ ]	$[ _ ]	$[ _ ]

FINANCIAL HIGHLIGHTS
Because the Fund is newly formed, financial highlights have not yet been prepared. The seed capital financial statements of the Fund, as of [ _ ], are contained in the SAI.

THE FUND
The Fund is a newly formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The Fund invests substantially all of its assets in Arden Macro Master Fund, L.L.C., a Delaware limited liability company that is also registered under the 1940 Act (the "Master Fund"). The Fund now operates through a "master/feeder" structure where investments in the Portfolio Funds are made through the Master Fund. The Master Fund has the same investment objective and substantially the same investment policies as those of the Fund.
The Fund's principal office is located at c/o Arden Asset Management LLC, 375 Park Avenue, 32nd Floor, New York, New York 10152, and its telephone number is (212) 751-5252. Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve on the board of managers of the Fund (the "Board of Managers"). Investors who purchase units of limited liability company interests in the Fund ("Units") in the offering being made hereby will become members of the Fund ("Members").
USE OF PROCEEDS; CASH EQUIVALENTS
The net proceeds of the offering of Units (after payment of expenses) are expected to be invested at all times in accordance with the investment objective and policies of the Fund. During periods of adverse market conditions in the securities markets, as determined by the Adviser (as defined below), the Fund or the Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (See "Investment Practices and Related Risk Factors—Money Market Instruments.")  The Portfolio Managers may also invest in such cash equivalents.
STRUCTURE
The Fund is a specialized investment vehicle that combines many of the features of a hedge fund with those of a closed-end investment company. Hedge funds are unregistered, commingled asset pools that are often aggressively managed and offered in large minimum denominations (often over $1 million) through private placements to a limited number of high net worth individuals and institutional investors. The investment advisers of these funds are typically compensated through asset-based fees and performance-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most hedge funds. They generally impose relatively modest minimum initial investment requirements (often less than $2,000) and are publicly offered to a broad range of investors. The managers of these companies are typically compensated through asset-based (but not performance-based) fees.

The Fund is similar to a hedge fund in that, through its investment in the Master Fund, its assets are actively managed and the Units are sold solely to high net worth individuals and institutional investors, but differs from a typical hedge fund in that it permits investments in relatively modest minimum denominations. The structure of the Fund is designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many hedge funds.
INVESTMENT PROGRAM
Investment Objective
The Fund's investment objective is to seek to achieve capital appreciation with a relatively low correlation to the major equity and fixed income markets. In pursuing its investment objective, the Fund invests substantially all of its assets in the Master Fund which, in turn, invests its assets primarily in hedge funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a variety of absolute return investment strategies. Absolute return investment strategies attempt to achieve capital appreciation on an absolute return basis.
Within these strategies, the Master Fund focuses principally on investments with Portfolio Managers deploying primarily global macro investment strategies. Global macro investment strategies generally use macroeconomic variables to identify dislocations and forecast future moves in global asset prices on an outright directional or relative value basis. To a lesser extent, the Master Fund  may also invest with Portfolio Managers utilizing other strategies, including relative value and tactical strategies. Through its structure and investment approach, the Master Fund seeks to construct a portfolio of Portfolio Funds that have relatively low correlation to the performance of equity, fixed income and other traditional asset classes.
There can be no assurances that the Fund will achieve its investment objective, and an investment in the Fund involves significant risks. An investment in the Fund is suitable only for investors who can bear the economic risk of the loss of their entire investment and who have limited need for liquidity in their investment. (See "Investment Practices and Related Risk Factors—Money Market Instruments.")
At present, there are a number of Portfolio Managers whose services are not generally available to the investing public. These managers, who generally place stringent restrictions on the number of persons whose money they will manage, employ a wide variety of investment strategies and techniques. By investing through this varied group, the Master Fund seeks to provide investors with access to the varied skills and expertise of these managers while at the same time seeks to lessen the risks and volatility associated with investing through any single Portfolio Manager. An investment in the Fund also enables investors to avoid, to a significant extent, the high minimum investment requirements typically imposed on individual investors by Portfolio Managers.
The Master Fund expects to invest among broad categories of investment strategies and techniques. Arden Asset Management LLC (the "Adviser") will not follow a rigid investment policy which would limit the Master Fund from participating in any single market, strategy or investment. Portfolio Managers are permitted to utilize leverage and invest in long and short positions in equities, options, warrants, fixed income securities, financial and commodity futures, currency forwards, over-the-counter derivative instruments, securities that lack active public markets, repurchase and reverse repurchase agreements, preferred stocks, convertible bonds and other financial instruments. When they determine that such an investment policy is warranted, Portfolio Managers may invest without limitation in cash and cash equivalents.
Portfolio Manager Selection Process. It is the responsibility of the Adviser to research and determine the identity of the Portfolio Managers, to satisfy itself as to the suitability of the terms and conditions of the investment companies they manage (or, where relevant, to negotiate the respective investment advisory agreements) and to allocate and reallocate the Master Fund's assets among Portfolio Managers. The Adviser will allocate the Master Fund's assets among Portfolio Managers using its proprietary knowledge and experience to seek the optimal mix of investment sectors and styles given its outlook for the economic and investment environment. The Master Fund will not invest more than 20% of its net asset value (measured at the time an investment is made) in the investment program of any single Portfolio Manager.
The Adviser is responsible for selecting Portfolio Managers and determining the portion of the Master Fund's assets to be allocated to each Portfolio Manager. Portfolio Managers are generally chosen on the basis of some or all of the following selection criteria established by the Adviser, including an analysis of the Portfolio Manager's performance during various time periods and market cycles, the Portfolio Manager's reputation, experience, training and investment philosophy and policies, whether the Portfolio Manager has an identifiable track record and/or the degree to which the Portfolio Manager has a personal investment in the investment program. In addition, the Portfolio Manager's ability to provide requested reporting and its internal controls are considered. Prior to investing with a Portfolio Manager, the Adviser will meet with the Portfolio Manager to discuss the Portfolio Manager's investment program and organization. Portfolio Managers are generally compensated on terms which will usually include asset-based and performance-based fees or allocations made by, or charged to, the relevant Portfolio Fund.
Portfolio Managers may invest in a wide range of instruments, including, but not limited to, U.S. and foreign equities and equity-related instruments, currencies, commodities, futures and fixed income and other debt-related instruments, cash and cash equivalents, options and warrants. The Adviser expects that Portfolio Managers will utilize both over-the-counter and exchange traded instruments (including derivative instruments), trade on margin and engage in short sales. In addition, Portfolio Managers are permitted to utilize leverage, without limit.
The Master Fund's multi-asset, multi-manager structure seeks to take advantage of broad market opportunities. The Master Fund will not follow a rigid investment policy that would restrict it from participating in any market, strategy or investment. In fact, subject to certain limitations described herein, the Master Fund's assets may be deployed in whatever markets or strategies are deemed appropriate under prevailing economic and market conditions to attempt to achieve the Fund's investment objective. The Adviser seeks to monitor each Portfolio Manager on a regular basis, by reviewing, among other things, information on performance, portfolio exposures and risk characteristics. The identity and number of Portfolio Managers is likely to change over time. The Adviser may withdraw from or invest in different Portfolio Funds without prior notice to, or the consent of, the Members.
The Adviser has developed a disciplined and detailed program for identifying, evaluating and monitoring Portfolio Managers. After allocating assets to a Portfolio Manager, the Adviser reviews the Portfolio Manager's investment performance and other factors in determining whether allocation of the Master Fund's assets to the Portfolio Manager continues to be appropriate.
As noted above, Portfolio Managers generally conduct their investment programs through Portfolio Funds. Portfolio Funds in which the Master Fund invests are generally not expected to be registered under the 1940 Act.
Portfolio Funds and Portfolio Accounts. The Master Fund invests its assets primarily in Portfolio Funds. Although it is not currently anticipated, the Master Fund may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the Master Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner or managing member of the vehicle and the Master Fund will be the sole limited partner or member). Any arrangement in which the Master Fund retains a Portfolio Manager to manage a separate account or separate investment vehicle is referred to as a "Portfolio Account."  Portfolio Managers for which such an investment vehicle is formed and Portfolio Managers who manage assets directly for the Master Fund on a managed account basis are collectively referred to as "Sub-Managers."
The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the SEC (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or irrevocably waive its right to vote its interests in, Portfolio Funds. This determination is generally made by the Adviser, in consultation with counsel to the Master Fund. In this regard, the board of managers of the Master Fund (the "Master Fund Board") has adopted procedures relating to the Master Fund's waiver of voting rights, for purposes of assuring adherence to the foregoing limitations. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.
Portfolio Fund Investment Practices. Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed and, in some cases, the amount of leverage that may be used. Portfolio Managers utilized by the Master Fund may invest and trade in a wide range of securities, financial instruments and markets and may pursue a variety of investment strategies. These investments may include, but are not limited to, U.S. and foreign equity and fixed income securities. The investment programs of Portfolio Managers may also involve the use of a variety of sophisticated investment techniques, for both hedging and non-hedging purposes, including: short sales of securities; use of leverage (i.e., borrowing money for investment purposes); and transactions in derivative securities and other financial instruments such as swaps, stock options, index options, futures contracts and options on futures. These techniques may, in some cases, be an integral part of a Portfolio Manager's investment program and involve significant risks. Portfolio Managers are generally not limited in the markets (either by location or type, such as large capitalization, small capitalization or foreign markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).
For purposes of complying with applicable investment restrictions and investment limitations imposed by the 1940 Act, the Master Fund will "look through" to the underlying investments of any Portfolio Account that the Master Fund may establish. However, Portfolio Funds in which the Master Fund invests are not subject to the investment restrictions of the Fund or the Master Fund and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.
Temporary Investments. During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Fund or the Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (See "Investment Practices and Related Risk Factors—Money Market Instruments.")
The Fund's investment program is speculative and entails substantial risks. There can be no assurance that the investment objectives of the Fund, the Master Fund or any Portfolio Fund will be achieved or that their investment programs will be successful. In particular, use of leverage, short sales and derivative transactions by Portfolio Managers, and limited diversification can, in certain circumstances, result in significant losses to the Master Fund, and, therefore, the Fund. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors in the Fund could lose some or all of their investment.
Investment Strategies
The Master Fund invests its assets in Portfolio Managers that employ a variety of hedge fund strategies that are designed to produce absolute returns. Within these strategies, the Master Fund focuses principally on investments with managers that will capitalize on global macro investment strategies. The Master Fund may make relatively concentrated investments with a limited number of Portfolio Managers, and the Master Fund’s portfolio may be subject to greater volatility, and correlation to broader markets, than a more broadly diversified fund of funds. In addition, while most of the Portfolio Managers are expected to invest primarily in liquid, publicly-traded securities, they are also likely to make material allocations to illiquid and/or private securities. The Portfolio Managers have broad discretion in the types of securities or instruments they may own, the type of trading strategies they may employ, and the amount of leverage they may use. The risk of loss may be significant if a Portfolio Manager employs credit judgments or valuation assumptions that are incorrect, incorrectly evaluates market conditions or the nature and extent of spread relationships, or otherwise makes investment decisions that prove to be unprofitable.
Portfolio Managers generally are granted complete discretion over the investment of the assets allocated to them. The Master Fund currently invests primarily in pooled investment vehicles managed by Portfolio Managers, which may include both unregistered private investment funds and registered mutual funds, and entities organized in either the United States or other countries. To the extent applicable, references in this Prospectus to Portfolio Managers include references to the investment vehicles managed by such Portfolio Managers. The Master Fund also may invest its assets directly pursuant to investment advisory agreements, granting Portfolio Managers discretionary investment authority to invest a portion of such assets on a managed account basis. In addition, the Master Fund may invest in a special purpose investment vehicle created by or for a Portfolio Manager in which the Portfolio Manager serves as general partner/manager and the Master Fund is the sole limited partner/investor.
The specific type and number of strategies employed by the Portfolio Managers may change over time, and the Adviser anticipates that, depending on market conditions, some hedge fund strategies may be more appropriate for inclusion in the Master Fund than other strategies. Nevertheless, the Adviser anticipates that, consistent with the Fund's investment objective, a number of hedge fund strategies will be eligible for consideration for investment by the Master Fund, including but not limited to the strategies described below. The listed strategies have been grouped as Macro, Relative Value and Other, though such groupings are for convenience only and are not definitive categorizations.

Macro
Macro strategies generally use macroeconomic variables to identify dislocations and forecast future moves in global asset prices on an outright directional or relative value basis. A variety of different trading and investing styles can be utilized to identify opportunities across an unconstrained universe of markets and products.
Discretionary Global: This strategy involves using fundamental and macroeconomic inputs to identify investment opportunities across a broad array of asset classes and geographies. Certain managers may exhibit greater specialization in a particular asset class or region where they are able to leverage a greater informational advantage, given prior experience or mandate focus. This strategy is often not market neutral and typically involves directional trades as well as relative value spread trades between related instruments. Substantial investment and trading experience is needed to synthesize and reconcile large amounts of information to make largely qualitative assessments weighing a continuous flow of data that may further support or conflict with market views. Given the diverse and potentially complex nature of the asset classes and instruments traded within this strategy, risk management, including the sizing and timing of building and exiting individual positions is a critical component of this strategy.
CTA (Commodity Trading Advisors): This is primarily a systematic strategy in which inputs to the models are predominantly technical in nature (price, volume, open interest, etc). Generally trade signals are based on indicators such as moving averages, crossovers (oscillators), breakouts, relative strength indices (RSIs), and other chart/pattern based indicators. The investment universe is typically limited to highly liquid exchange listed futures. CTA strategies tend to be counter-cyclical to traditional markets and rely on momentum and market trends. High levels of technical sophistication should be clearly demonstrated as well as the ability to minimize losses in trendless markets and through market inflection points.
Relative Value
Relative value strategies typically seek to exploit valuation discrepancies through the simultaneous purchase and sale of related financial instruments.
Equity (Market Neutral – Fundamental/Trading):  This strategy utilizes primarily discretionary, qualitative processes to select securities and construct equity portfolios that are typically sought to be managed with relatively low net long or short exposure–typically +/-20%. This strategy incorporates both high-turnover active trading styles, as well as longer-horizon fundamentally oriented investment approaches. While primarily driven by fundamental bottom-up stock selection, tactical considerations are also given to current and projected market dynamics.
Equity (Market Neutral – Quantitative):  This strategy utilizes quantitative processes to screen and select securities and to construct portfolios that are typically sought to be managed with a relatively low long/short net exposure. The strategy typically incorporates longer term fundamentally-driven strategies and short term technically-driven statistical arbitrage strategies. Longer term strategies typically focus on fundamental signals such as earnings, accruals, valuation, analyst upgrades/downgrades, return ratios and technical signals including long term momentum, institutional fund flows, insider selling, and market sentiment. The short term, technically driven strategies utilize statistical models to identify mean reversion and short term momentum opportunities based on technical data including price, volume, volatility, and news.
Fixed Income Relative Value: This strategy focuses on taking advantage of temporary pricing anomalies in, along, and between related instruments in interest rate and currency markets (both through direct trades and related derivative instruments). Trades are often based on deviations from historical relationships, with the expectation of mean reversion over time or a catalyst generating the correction. Trades can be directional or conditional in nature and are almost always expressed through derivative transactions, including futures, interest rate swaps, options, options on swaps and forwards. Examples of such styles are discretionary trades focused on the shape and slope of yield curves and relative mis-pricings between rates within and between regions.
Systematic Relative Value: This strategy employs a model driven approach to relative value trading within major global asset classes, including equities, interest rates, commodities and currencies. Pricing anomalies are identified through fundamental, macro-economic, and technical analysis, while individual trades tend to focus on medium or long-term mean reversion, typically at the country or asset class level or between commodity classes. Portfolio Managers employ a research intensive investment process in order to identify and analyze relevant drivers of markets and security prices which are then translated into signals/factors. These signals are incorporated into the model through an integration process, and properly weighted to minimize factor correlation and limit concentration. Portfolio Managers dedicate significant resources to on-going research and development to enable continued identification of new alpha and risk factors, as well as to further enhance and refine portfolio optimization and trade execution processes.
Volatility Arbitrage:  This strategy involves seeking to exploit mis-pricings in volatility between options or between the relative volatility of options versus their underlying securities, primarily in equity and fixed income markets, but also in credit and currency markets. Specific approaches can include trading skew (trading out-of-the-money puts versus out-of-the-money calls on the same underlying assets), convexity, dispersion and the term structure (trading one maturity versus another of an option).
Tactical and Other Strategies
Tactical/Other strategies encompass a variety of strategic and opportunistic investments that do not fit the strategy definitions listed above.
Portfolio Managers may also invest in a variety of other strategies including other arbitrage strategies, private placements, real estate-related investments and short-term trading opportunities. Many of the Portfolio Managers have the discretion to invest in multiple strategies or to use combinations of the strategies summarized above. The Adviser and the Portfolio Managers also have the discretion to invest in high quality fixed income securities, cash and cash equivalents. However, the Adviser may, in its discretion, select Portfolio Managers who trade in non-U.S. markets and/or securities that are not U.S. dollar-denominated.
Negotiation of Terms
In some cases, the Adviser actively negotiates the terms of an investment with a Portfolio Manager. The primary items that may be negotiated are management and incentive fees, liquidity and reporting transparency. These revised terms are typically reflected in a "side letter" that modifies the generic offering terms.
Redemption of Investments
When determined to be appropriate, the Adviser will withdraw the Master Fund's investment from a Portfolio Fund. These withdrawals can be for structural or strategic reasons (e.g., to emphasize a certain strategy based on market conditions) or for specific reasons (e.g., strategy/style drift; departure of key personnel; underperformance relative to peers or relative to expectations). Withdrawals may also be made to fund repurchase requests.
Portfolio Managers
The identity and number of Portfolio Managers will change over time. The Adviser may withdraw from or invest in Portfolio Funds in its discretion. The retention of a Sub-Manager to manage a Portfolio Account is subject to the approval of the Board of Managers and the Master Fund Board, including a majority of the persons comprising the board of managers of each of the Fund and the Master Fund who are not "interested persons," as defined by the 1940 Act, of the Fund or the Master Fund. It is also subject to the approval of the Adviser. The retention of a Sub-Manager will in such cases also be subject to approval by investors in the Fund, unless the Fund seeks and obtains an order of the SEC exempting the Fund from this requirement. The Master Fund's participation in any Portfolio Account arrangement will be subject to the requirement that the Sub-Manager be registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the Fund's and the Master Fund's contractual arrangements with the Sub-Manager will be subject to the requirements of the 1940 Act applicable to investment advisory contracts. The termination of Portfolio Managers and the addition of Portfolio Managers that do not manage Portfolio Accounts do not require the approval of investors in the Fund.
Certain of the Portfolio Managers chosen for the Master Fund's portfolio may be registered as investment advisers under the Advisers Act, or similar state statutes. The Adviser does not require any Portfolio Managers it selects for the Fund or the Master Fund to be so registered.
Borrowing; Use of Leverage
The Fund and the Master Fund generally do not expect to engage in borrowings other than on a short-term or temporary basis. Portfolio Funds generally are permitted to borrow money for a variety of purposes. The use of borrowings for investment purposes is known as "leverage" and involves a high degree of risk. Any borrowings for investment purposes (other than on a short-term or temporary basis) by the Fund or the Master Fund would be made solely for Portfolio Accounts and are not a principal investment strategy of the Fund or the Master Fund. The investment programs of certain Portfolio Managers may make extensive use of leverage.
The Fund and the Master Fund are subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the Fund's and the Master Fund's total indebtedness may not exceed one-third the value of their total assets (including such indebtedness). These limits do not apply to the Portfolio Funds (except for Portfolio Funds that are registered under the 1940 Act) and, therefore, the Master Fund's and, thus, the Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds. (See "Investment Practices and Related Risk Factors—Leverage.")  The Asset

Coverage Requirement applies to borrowings by the Fund, as well as to other transactions by the Fund and the Master Fund that can be deemed to result in the creation of a "senior security."  Generally, in conjunction with investment positions for the Fund and the Master Fund that are deemed to constitute senior securities, the Fund and the Master Fund must: (i) observe the Asset Coverage Requirement; (ii) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (iii) otherwise cover the investment position with offsetting portfolio securities. Segregation of assets or covering investment positions with offsetting portfolio securities may limit the Fund's and the Master Fund's ability to otherwise invest those assets or dispose of those securities.
Investment Selection
The Adviser is responsible for the allocation of the Master Fund’s assets to various Portfolio Managers.
The Adviser will seek to identify and invest in Portfolio Managers that have attractive risk/return profiles consistent with the Fund’s investment objectives. The Adviser selects Portfolio Managers in order to create a portfolio with appropriate exposures to a variety of strategies depending on market conditions. The Adviser does not intend to invest the Fund's and the Master Fund’s assets according to predetermined allocations.
The Adviser reviews Portfolio Managers and investment strategies to identify suitable prospects for inclusion in the Fund. Reviewing criteria may include quantitative measures such as past performance and risk exposures, qualitative factors such as the reputation, experience and integrity of the Portfolio Manager, and operational factors, such as breadth, infrastructure and risk controls of the organization. The Adviser conducts due diligence on likely Portfolio Manager prospects which typically involves multiple meetings and telephone calls with the Portfolio Manager to understand the Portfolio Manager’s investment strategy, investment philosophy, and risk exposures.
Portfolio Construction
The Adviser will allocate Master Fund assets among the Portfolio Managers that, in its view, represent attractive investment opportunities to meet the Fund's objective. The allocation will depend on the Adviser’s assessment of the likely risks and returns of various investment strategies that the Portfolio Managers utilize and the likely correlation among existing and prospective Portfolio Managers. The Adviser will periodically rebalance the Master Fund’s investments among Portfolio Managers in order to increase allocations to Portfolio Managers with the highest expected risk-adjusted returns over time.
It is anticipated that the Master Fund’s assets will be allocated among a relatively concentrated group of Portfolio Managers. There is no guarantee that the Master Fund will be able to avoid substantial losses due to poor returns by one or more Portfolio Managers.
INVESTMENT PRACTICES AND RELATED RISK FACTORS
General
All investments made by the Fund and the Master Fund risk the loss of capital. The Portfolio Managers may utilize such investment techniques as margin transactions, short sales, option transactions and forward and futures contracts, which practices can, in certain circumstances, maximize the adverse impact to which the Fund, through the Master Fund, may be subject. No guarantee or representation is made that the Fund's or the Master Fund's program will be successful, and investment results may vary substantially over time. (See "Investment Program.")
This section discusses the types of financial instruments that are used by Portfolio Managers, the types of investment practices that may be used and the risk factors associated with these instruments and practices. The impact of a particular risk on a Portfolio Fund will, in turn, have a corresponding impact on the Master Fund and, therefore, the Fund.
PAST RESULTS OF THE PORTFOLIO MANAGERS SELECTED BY THE ADVISER ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE. NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED.
Equity Securities
Portfolio Funds' investments may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Portfolio Funds also may invest in depositary receipts relating to foreign securities. (See "Foreign Securities" below.)  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Portfolio Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies because these securities typically are traded in lower volume and the issuers typically are subject to greater changes in earnings and prospects. Portfolio Managers may purchase securities in all available securities trading markets.
Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.
Preferred Stocks. Preferred stock generally has a preference as to dividends, and upon the event of liquidation, a preference over an issuer's common stock, but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.
Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.
The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio Fund is called for redemption, a Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Portfolio Fund's ability to achieve its investment objective, which, in turn, could result in losses to the Fund.
Bonds and Other Fixed-Income Securities
Portfolio Funds may invest in bonds and other fixed-income securities. Portfolio Managers will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity.
Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Portfolio Managers may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by a Portfolio Manager to be of comparable quality. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.
Foreign Securities
Portfolio Managers may invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which Portfolio Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of a Portfolio Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.
Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of a Portfolio Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, a Portfolio Fund may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging and less developed countries. (See "Investment Practices and Related Risk Factors—Emerging Market Investments.")
A Portfolio Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving a Portfolio Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by a Portfolio Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Portfolio Fund anticipates purchasing or selling a foreign security. This technique would allow the Portfolio Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of a Portfolio Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between a Portfolio Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue a Portfolio Fund's investment objective, such as when a Portfolio Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Portfolio Fund's investment portfolio. There is no requirement that the Portfolio Funds hedge all or any portion of their exposure to foreign currency risks.
Non-Diversified Status
The Fund and the Master Fund are "non-diversified" investment companies. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of their assets that may be invested in the securities of any one issuer. Also, there generally are no requirements that the investments of Portfolio Funds be diversified. The portfolio of the Master Fund may, therefore, be subject to greater risk than the portfolio of a similar fund that diversifies its investments. To address this risk, the Master Fund will not invest more than 20% of its net asset value (measured at the time an investment is made) in the investment program of any single Portfolio Manager. The Adviser believes that this approach can help to reduce overall investment risk.

Leverage
Some or all of the Portfolio Managers may make margin purchases of securities and, in that regard, can borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," is speculative and involves certain risks. The Fund and the Master Fund may also borrow money as discussed under "Investment Program—Borrowing; Use of Leverage."
Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.
Although leverage can increase investment return if a Portfolio Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if a Portfolio Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of investments held by Portfolio Funds that engage in this practice. In the event that a Portfolio Fund's equity or debt instruments decline in value, the Portfolio Fund could be subject to a "margin call" or "collateral call," pursuant to which the Portfolio Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of a Portfolio Fund's assets, the Portfolio Manager might not be able to liquidate assets quickly enough to pay off the Portfolio Fund's borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. Portfolio Funds also may be required to maintain minimum average balances in connection with borrowings or to pay commitment or other fees to maintain lines of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. These risks are magnified under circumstances where the Fund or the Master Fund engages in permissible borrowing transactions as discussed in "Investment Program—Borrowing; Use of Leverage."
Short Sales
Some or all of the Portfolio Managers may attempt to limit a Portfolio Fund's exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Portfolio Manager believes possess volatility characteristics similar to those being hedged. In addition, Portfolio Managers may use short sales for non-hedging purposes to pursue their investment objectives. For example, a Portfolio Fund may effect a short sale of a security if, in the Portfolio Manager's view, the security is over-valued in relation to the issuer's prospects for growth.
To effect a short sale, a Portfolio Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Portfolio Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio Fund, which would result in a loss or gain, respectively. This investment technique is considered speculative. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.
Repurchase Agreements
Repurchase agreements are agreements under which a Portfolio Fund or the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Portfolio Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Portfolio Fund is able to dispose of them. If a Portfolio Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Portfolio Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

Reverse Repurchase Agreements
Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.
Foreign Currency Transactions
Portfolio Funds may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security a Portfolio Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Portfolio Fund already owns, particularly if a Portfolio Manager expects a decrease in the value of the currency in which the foreign security is denominated. Portfolio Funds may, in some cases, purchase and sell foreign currency for non-hedging purposes.
Foreign currency transactions may involve the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve a Portfolio Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio Fund contracted to receive in the exchange. A Portfolio Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.
Money Market Instruments
Portfolio Managers may, for defensive purposes or otherwise, invest some or all of a Portfolio Fund's assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Portfolio Manager deems appropriate under the circumstances. The Fund and the Master Fund also may invest in these instruments for liquidity purposes. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.
Purchasing Initial Public Offerings
Portfolio Managers may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for Units. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.
Special Investment Instruments and Techniques
Portfolio Managers may utilize a variety of special investment instruments and techniques (described below) to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund's investment objective. These strategies may be executed through derivative transactions. The instruments the Portfolio Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.
Derivatives. Some or all of the Portfolio Managers may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Portfolio Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the Portfolio Manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Portfolio Fund's performance.
If a Portfolio Manager invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower a Portfolio Fund's return and result in a loss. A Portfolio Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if a Portfolio Manager is unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.
Options and Futures. Portfolio Managers may utilize options and futures contracts. They also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, a Portfolio Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Funds also may include options on baskets of specific securities.
Portfolio Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes a Portfolio Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund's books to fulfill the obligation undertaken. The sale of such an option exposes a Portfolio Fund during the term of the option to a decline in the price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.
A Portfolio Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. A Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Manager would ordinarily make a similar "closing sale transaction," which involves liquidating the Portfolio Fund's position by selling the option previously purchased, although the Portfolio Manager would be entitled to exercise the option should it deem it advantageous to do so.
Portfolio Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Portfolio Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.
Engaging in these transactions involves risk of loss to the Portfolio Funds which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Funds to substantial losses.
Successful use of futures also is subject to the Portfolio Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Pursuant to regulations or published positions of the SEC, a Sub-Manager may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Sub-Manager's ability otherwise to invest those assets.
Portfolio Managers may purchase and sell stock index futures contracts for the Portfolio Funds. A stock index future obligates a Portfolio Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.
Portfolio Managers may purchase and sell interest rate futures contracts for the Portfolio Funds. An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.
Portfolio Managers may purchase and sell currency futures. A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.
Call and Put Options on Securities Indices. Portfolio Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Manager of options on stock indexes will be subject to the Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.
Warrants and Rights. Portfolio Funds may purchase warrants and rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.
Swap Agreements. Portfolio Funds may enter into equity, interest rate, index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Most swap agreements entered into by Portfolio Funds would require the calculation of the obligations of the parties to the agreements on a "net basis."  Consequently, a Portfolio Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund's risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.
The Fund has claimed an exemption from the definition of the term commodity pool operator pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the "CEA"), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Forward Trading. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by a Portfolio Manager due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Portfolio Managers would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, managed accounts or investment funds in which the Portfolio Fund has an interest may be exposed to credit risks with regard to counterparties with whom the Portfolio Managers trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund. To the extent possible, the Adviser will endeavor to select Portfolio Managers that it believes will deal only with counterparties that are creditworthy and reputable institutions, but such counterparties may not be rated investment grade.
Emerging Market Investments. A Portfolio Manager may invest in securities of companies based in emerging countries or issued by the governments of such countries. Investing in securities of certain of such countries and companies involves certain considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in substantially greater price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict a Portfolio Manager's investment opportunities; and problems that may arise in connection with the clearance and settlement of trades. In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. There is also less regulation, generally, in emerging countries designed to protect investors than there is in more developed countries. Placing securities with a custodian in an emerging country may also present considerable risks.
Lending Portfolio Securities
Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Sub-Manager may not exceed 33-1/3% of the value of a Portfolio Account's total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.
When-Issued and Forward Commitment Securities
Portfolio Managers may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, when effected by the Master Fund and by a Portfolio Account managed by a Sub-Manager, will be subject to the Master Fund's limitation on indebtedness unless, at the time the transaction is entered into, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.
Restricted and Illiquid Investments
Portfolio Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.
Further, from time to time, certain Portfolio Managers may allocate certain Portfolio Fund assets (which generally are illiquid) to special investment accounts within the particular Portfolio Fund managed by the Portfolio Manager (i.e., "side pockets" or "special investment accounts"). Generally, the Portfolio Funds will not be able to withdraw their interest in such side pockets or special investment accounts until they are disposed of by the Portfolio Manager. The market prices, if any, for illiquid securities tend to be volatile and a Portfolio Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale.
Where registration is required to sell a security, a Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio Fund may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, a Portfolio Fund might obtain a less favorable price than prevailed when it decided to sell. For Portfolio Accounts that are managed by a Sub-Manager, restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Board of Managers and by the Master Fund Board. Portfolio Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.
In addition, the Master Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Master Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Master Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so. (See "Additional Risk Factors—Liquidity Risks.")
ADDITIONAL RISK FACTORS
Incentive Allocation
The Portfolio Managers may receive compensation based on performance-based allocations, expected to range from 15% to 25% of net profits. Such compensation arrangements may create an incentive for the Portfolio Manager to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. In addition, because the performance-based allocation will be calculated on a basis that includes realized and unrealized appreciation of a Portfolio Fund's assets, the performance-based allocation may be greater than if it were based solely on realized gains. Additionally, the gains on which the fee or allocation is calculated may never be realized.
No Operating History
The Fund and the Master Fund are newly formed entities that have no operating history.
Liquidity Risks
Units will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. No Member will have the right to require the Fund to redeem its Units in the Fund. Although the Fund will offer to repurchase Units from time to time, a Member may not be able to liquidate its Units for up to two years. The Adviser currently expects that it will recommend to the Board of Managers that the Fund offer to repurchase Units from Members no later than [December 31, 2012] and, thereafter, twelve times each year, as of the last day of each month. (See "Redemptions, Repurchases of Units and Transfers.")
Limitations on the Master Fund's ability to withdraw its assets from Portfolio Funds may limit the Fund's ability to repurchase Units. For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Master Fund's investment. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as semi-annually or annually. Additionally, certain Portfolio Funds may amend their liquidity provisions or otherwise further restrict the Master Fund's ability to make withdrawals from those Portfolio Funds. Because the primary source of funds to repurchase Units will be withdrawals from Portfolio Funds, the application of these lock-ups and other withdrawal limitations will significantly limit the Fund's ability to tender for repurchase its units in the Master Fund.
Counterparty Credit Risk
Many of the markets in which the Portfolio Managers effect their transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent a Portfolio Fund enters into swaps or transactions in derivatives or synthetic instruments, or other over-the-counter transactions, it is assuming a credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund has concentrated its transactions with a single or small group of counterparties. Portfolio Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Portfolio Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.
Special Risks of Hedge Fund Investing and a Multi-Manager Structure
The Adviser invests assets of the Master Fund through the Portfolio Managers. The success of the Master Fund and, thus, the Fund depend upon the ability of the Adviser and the Portfolio Managers to develop and implement investment strategies that achieve the Fund's investment objective. For example, a Portfolio Manager's inability to effectively hedge an investment strategy that it utilizes may cause the assets of the Master Fund invested with such Portfolio Manager to significantly decline in value and could result in substantial losses to the Fund. Moreover, subjective decisions made by the Adviser and/or the Portfolio Managers may cause the Master Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.
Investments in Unregistered Portfolio Funds. The Portfolio Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund, as an investor in these Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.
There is also a risk that a Portfolio Manager could convert to its own use assets committed to it by the Master Fund or that a custodian could convert to its own use assets committed to it by a Portfolio Manager. There can be no assurance that the Portfolio Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Managers will be protected.
Reliance on Information Provided by Portfolio Managers. The Master Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Units and, therefore, the amounts Members receive upon the repurchase of Units. Because Portfolio Funds provide net asset value information to the Master Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers (except in the case of Portfolio Accounts). A Portfolio Manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated by the Adviser. There can be no assurance that a Portfolio Manager will provide advance notice of any material change in a Portfolio Fund's investment program or policies and thus, the Master Fund's investment portfolio may be subject to additional risks which may not be promptly identified by the Adviser.
For the Fund to provide an audited annual report to Members, it must receive information on a timely basis from the Master Fund which, in turn, receives such information from the Portfolio Managers. A Portfolio Manager's delay in providing this information could delay the preparation of the Fund's annual report.
Additional Fees and Expenses. An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly with the Portfolio Managers. By investing in the Portfolio Funds indirectly through the Fund, an investor bears a pro rata portion of the asset-based fee and other expenses of the Fund, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations and other expenses borne by the Master Fund as an investor in Portfolio Funds.
The fees and other expenses borne directly and indirectly by the Master Fund, including those fees, expenses and performance-based allocations that are borne by the Master Fund as an investor in Portfolio Funds or Portfolio Accounts, are higher than those of most other registered investment companies.
The Master Fund, as an investor in a Portfolio Fund, may be required to indemnify the Portfolio Fund and its Portfolio Manager from liability, damage, cost or expense arising out of various matters where the Portfolio Fund or Portfolio Manager has been adversely affected by the Master Fund's actions or has incurred liabilities arising from the Master Fund's actions. In addition, the Master Fund may agree to indemnify the Portfolio Manager of a Portfolio Account for certain matters, subject to any applicable limitations imposed by the 1940 Act.
Independent Portfolio Managers. Each Portfolio Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Portfolio Managers generally. Thus, a Portfolio Manager with positive performance may receive compensation from the Master Fund, and thus indirectly from investors in the Fund, even if the Master Fund's overall returns are negative. Investment decisions of the Portfolio Funds are made by the Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Master Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.
Liquidity Implications. The Master Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Master Fund may not be able to withdraw its investment in the Portfolio Fund promptly after it has made a decision to do so, which may result in a loss to the Master Fund and adversely affect the Fund's investment return.
Portfolio Funds may be permitted to distribute securities in-kind to investors, including the Master Fund, making withdrawals of capital. Thus, upon the Master Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Master Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Master Fund's portfolio or distribute it to investors in the Master Fund. In the event the Fund was to receive such securities from the Master Fund, it would be required to dispose of such securities immediately either through liquidation or by distributing such securities to Members in connection with a repurchase by the Master Fund of all or a portion of its units.
Limitations on Voting Rights of Portfolio Funds. To the extent the Master Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Master Fund's investment in the Portfolio Fund.
Special Tax Risks
Special tax risks are associated with an investment in the Fund. The Fund will elect to be classified as an association taxable as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as, a "regulated investment company" or "RIC" under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements imposed by Subchapter M. Each of these ongoing requirements for qualification for the favorable tax treatment for RICs requires that the Fund obtain information from the Portfolio Funds in which the Fund, through the Master Fund, is invested.
If before the end of any quarter of its taxable year, the Fund believes that it may fail the Subchapter M asset diversification requirement, the Fund may seek to take certain actions to avert such a failure. The Fund, through the Master Fund, may try to acquire additional interests in Portfolio Funds to bring itself into compliance with the Subchapter M asset diversification test. However, the disposition of non-diversified assets, an action frequently taken by RICs to avert such a failure, may be difficult for the Fund to pursue because the Master Fund may effect withdrawals from a Portfolio Fund only at certain times specified by the governing documents of the particular fund. While relevant provisions also afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to effect a withdrawal from a Portfolio Fund referred to above may limit utilization of this cure period.

If the Fund fails to satisfy the Subchapter M asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income may be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to the Members. In addition, all distributions (including distributions of net capital gain) may be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Units and the amount of the Fund's distributions. The Master Fund also will elect to be classified as an association taxable as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as, a RIC under Subchapter M of the Code and therefore is also subject to the foregoing risks. (See "Tax Aspects.")
As an alternative, based on the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), there is a remedy for a failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test that would require corrective action but no tax. In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.
Valuation Estimates
In most cases, the Adviser will have no ability to assess the accuracy of the valuations received from a Portfolio Manager regarding a Portfolio Fund. Furthermore, the net asset values received by the Adviser from such Portfolio Managers will typically be estimates only, subject to revision based on the Portfolio Fund's annual audit. Revisions to the Fund's gain and loss calculations will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final until the Fund's and the Master Fund's annual audits are completed.
Certain securities in which Portfolio Funds invest may not have readily ascertainable market prices. These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to the Master Fund, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers. Any such securities held by a Portfolio Account will be valued at their "fair value" as determined in good faith by the Board of Managers.
The valuation of the Master Fund's investment in a Portfolio Fund as provided by a Portfolio Manager as of a specific date may vary from the fair value of the investment as determined under procedures adopted by the Master Fund Board. In such event, the Master Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from a Portfolio Fund. The Adviser will attempt to resolve any conflicts between valuations assigned by a Portfolio Manager and fair value as determined by the Master Fund Board by seeking information from the Portfolio Manager and reviewing all relevant available information. Such review may result in a determination to change the fair value of the Master Fund's investment. Investors should recognize that valuations of illiquid securities, such as interests in Portfolio Funds, involve various judgments and consideration of factors that may be subjective. As a result, the net asset value of the Master Fund (and thus, the Fund), as determined based on the fair value of its interests in Portfolio Funds, may vary from the amount the Master Fund would realize on the withdrawal of its investments from the Portfolio Funds. This could adversely affect the Master Fund, the Fund, new Members and Members whose Units are repurchased.
Other Considerations
Master-Feeder Structure. The Fund does not invest directly in individual securities. Instead, it invests substantially all of its assets in the Master Fund. The Master Fund, in turn, purchases, holds and sells investments in accordance with its investment objectives and policies. The Fund does not have the right to withdraw its investment in the Master Fund. Instead, it may do so only through periodic repurchases by the Master Fund of the Fund's units in the Master Fund. This may limit the ability of the Fund to make offers to repurchase Units. In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund. The Fund would incur expenses in liquidating investments received in connection with any in-kind distributions. A change in the investment objective, policies or restrictions of the Master Fund may cause the Fund to seek to have its units in the Master Fund repurchased. Alternatively, the Fund could seek to change its investment objective, policies or restrictions to conform to those of the Master Fund. Certain investment policies and restrictions of the Master Fund may be changed without the approval of investors in the Master Fund. These investors may include other types of pooled investment vehicles that may or may not be investment companies registered under the 1940 Act.
Considerations for ERISA Plans and Other Tax-Exempt Entities. Investors subject to the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the prohibited transaction provisions of Section 4975 of the Code, and other tax-exempt investors, may purchase Units. Because the Fund is a registered investment company, the Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code. Similarly, because the Master Fund is a registered investment company, the Master Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code. For further information regarding an investment in the Fund by investors subject to ERISA, see "ERISA Considerations."  Because the Fund will elect to be classified as an association taxable as a corporation (and intends to qualify as a RIC), it is expected that tax-exempt U.S. investors will not incur unrelated business taxable income as a result of a leveraged investment by the Fund or a Portfolio Fund. If, however, a tax-exempt investor finances its investment in the Fund with debt, the dividend income paid by the Fund and generally any gain realized on the sale of Units may give rise to unrelated business taxable income to such tax-exempt investor. (See "Tax Aspects" and "ERISA Considerations.").
Non-U.S. Taxation. With respect to certain countries, there is a possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, gross sales or disposition proceeds or other income, limitations on the removal of funds or other assets of the Master Fund, political or social instability or diplomatic developments that could affect investments in those countries. An issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.
Dilution. In the case of Portfolio Managers which limit the amount of additional capital which they will accept from the Master Fund, continued sales of units in the Fund and the Master Fund will dilute the participation of existing Members in such Portfolio Funds.
Changing Market and Economic Conditions. Changing market and economic conditions and other factors, such as changes in U.S. Federal, state or local tax laws, securities laws, bankruptcy laws or accounting standards, may make the business of the Fund less profitable or unprofitable.
Withdrawal by Adviser or its Affiliates. The Adviser, or an affiliate of the Adviser, has made a substantial investment in the Fund. The Adviser, or its affiliate, is generally not restricted in its ability to have its Units repurchased by the Fund in connection with a repurchase offer conducted by the Fund in accordance with applicable law. As a result, the Adviser, or its affiliate, may reduce significantly its Units, or may withdraw completely as a Member. This could have a negative effect on the Fund including causing the Fund's fixed expenses to increase as a percentage of the Fund's net asset value.
The foregoing list of risk factors does not purport to be a complete enumeration of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus.
PERFORMANCE HISTORY
The Fund has no operating history. Appendix C contains investment performance information for an investment vehicle that is managed by the Adviser using the same personnel that manage the Fund and the Master Fund but is not registered under the 1940 Act (the "Other Vehicle"). The performance information of the Other Vehicle does not represent the investment performance of the Fund or the Master Fund. The information is provided to illustrate the experience and historic investment results obtained by the Adviser. IT SHOULD NOT BE VIEWED AS INDICATIVE OF THE FUTURE INVESTMENT PERFORMANCE OF THE FUND OR THE MASTER FUND.
Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix C. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.
INVESTMENT POLICIES AND RESTRICTIONS
The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act). The Fund may not:
•	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

•	Borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

•	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act, in connection with the disposition of its portfolio securities.

•
Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

•
Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts.

•
Invest in commodities or commodity contracts, except that the Fund may purchase and sell foreign currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

•
Invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry or group of related industries, except that the Fund may invest 25% or more of the value of its total assets in Portfolio Funds.

The investment objective of the Fund is also fundamental and may not be changed without a vote of a majority of the Fund's outstanding voting securities.
Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called: (i) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less.
The Master Fund has adopted substantially similar investment restrictions to those applicable to the Fund.  In applying these restrictions, the Master Fund will aggregate its investments and transactions with those of each Portfolio Account, if any, that is advised by a Sub-Manager.
The investment restrictions and other policies described in this Prospectus do not apply to Portfolio Funds. However, such investment restrictions will apply to Portfolio Accounts. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the value of investments or the value of the Fund's or the Master Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.
The Adviser will not cause the Fund to make loans to or receive loans, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Fund, the Master Fund and Portfolio Funds may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act. (See "Conflicts of Interest" and "Brokerage.")
MANAGEMENT OF THE FUND
Board of Managers
The Board of Managers has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund's investment program. It exercises similar powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board of Managers also oversees the Fund's risk management processes, primarily through the functions (described below) performed by the Audit Committee.
[       ] the president and principal executive officer of the Fund and the Chief Operating Officer and a Managing Director of the Adviser, serves as chairman of the Board of Managers (the "Chairman"). Although he is an "interested person" of the Fund, as defined by the 1940 Act, the Board of Managers believes that by having the Fund's principal executive officer serve as Chairman, it can more effectively conduct the regular business of the Fund and that through its regularly-scheduled executive sessions, the Independent Managers (defined below) have an adequate opportunity to serve as an independent, effective check on management and to protect Members' interests. Furthermore, as summarized below, the Board of Managers has two committees performing critical functions for the Fund's governance and operations: the Audit Committee and the Nominating Committee, both of which are comprised exclusively of Independent Managers. Although the Fund does not have a "lead" Independent Manager, the Board of Managers believes that adequate independent leadership is present given the relatively small size of the Board of Managers (75% of which is represented by Independent Managers) and that each of the Fund's critical committees of the Board of Managers (Audit and Nominating) is chaired by an Independent Manager.

Information regarding each of the Managers and officers of the Fund, including their principal occupations during the past five years, is set forth below. The "Fund Complex" includes the Fund, the Master Fund, Arden Sage Multi-Strategy Fund, L.L.C., Arden Sage Multi-Strategy Institutional Fund, L.L.C., Arden Sage Triton Fund, L.L.C., Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C. and Arden Sage Multi-Strategy Master Fund, L.L.C. The business address of each Manager and officer is c/o Arden Asset Management LLC, 375 Park Avenue, 32nd Floor, New York, New York 10152.
NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY MANAGERS
DISINTERESTED MANAGERS
Indefinite/Since [ _ ]
Indefinite/Since [ _ ]
Indefinite/Since [ _ ]
INTERESTED MANAGER1
Indefinite/From [ _ ]
OFFICERS WHO ARE NOT MANAGERS
Indefinite/From [ _ ]
Indefinite/From [ _ ]

The Managers serve on the Board of Managers for terms of indefinite duration. A Manager's position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Manager may be removed either by a vote of two-thirds (2/3) of the Managers not subject to the removal vote or by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager so long as immediately after the appointment, at least two-thirds (2/3) of the Managers then serving have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which the Managers who were elected by the Members cease to constitute a majority of the Managers then serving.
As of the date of this Prospectus, other than as described above, none of the Managers who are not "interested persons" (as defined by the 1940 Act) of the Fund, the Adviser or its affiliates (the "Independent Managers") who is a manager, director or trustee of another investment company whose adviser and principal underwriter is affiliated with the Adviser has held any other position with: (i) the Fund; (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser; (iii) the Adviser or other affiliate of the Fund; or (iv) any person controlling, controlled by or under common control with the Adviser.

1	Manager who is an "interested person" (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.

As of [March 31, 2012], the Managers and officers as a group owned an aggregate of less than 1% of the outstanding Units of the Fund and none of the Independent Managers or any of their immediate family members owned beneficially or of record any securities in the Adviser. Prior to the offering of the Units, Craig Krawiec will be the sole Member of the Fund and may be considered a controlling person of the Fund.
Compensation
The following table sets forth certain information regarding the compensation expected to be received by the Independent Managers, for the fiscal year ending March 31, 2013, from the Fund and from all registered investment companies for which the Adviser or its affiliates serves as investment adviser. No compensation is paid by the Fund to Managers who are "interested persons" (as defined by the 1940 Act), if any, of the Fund, the Adviser or their affiliates. Seventy-five percent of the Managers are Independent Managers.
COMPENSATION TABLE FOR FISCAL YEAR ENDING MARCH 31, 2013
Name of Person	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex
[ ]	$[ ]	$[ ]	$[ ]	$[ ]
[ ]	$[ ]	$[ ]	$[ ]	$[ ]
[ ]	$[ ]	$[ ]	$[ ]	$[ ]
[ ]*	$[ ]	$[ ]	$[ ]	$[ ]

*	Interested person of the Fund.

The Independent Managers are each paid an annual retainer of $[ _ ] by the Fund (and by each other feeder fund then in existence) and $[ _ ] by the Master Fund, and are reimbursed by the funds in the Fund Complex for travel-related expenses. It is estimated that each Independent Manager would receive a total of $[ _ ] per year (plus expenses) from the funds in the Fund Complex. The Managers do not receive any pension or retirement benefits from the funds in the Fund Complex.
Share Ownership
The following table sets forth the dollar range of equity securities beneficially owned by each Manager as of December 31, 2011.
Name of Manager	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by Manager in Family of Investment Companies*
[ ]	$[ ]	$[ ]
[ ]	$[ ]	$[ ]
[ ]	$[ ]	$[ ]
[ ]	$[ ]	$[ ]

* The family of registered investment companies includes the Fund and the Master Fund.
No Independent Manager or his immediate family member owns beneficially or of record any security of the Adviser, principal underwriter of the Fund or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the Fund.
Committees
The Board of Managers has formed an Audit Committee consisting of the Independent Managers of the Fund. The primary duties of the Audit Committee are: (i) to recommend to the full Board of Managers and to approve the independent registered public accounting firm to be retained by the Fund each fiscal year; (ii) to meet with the Fund's independent registered public accounting firm as the Audit Committee deems necessary; (iii) to review and approve the fees charged by the registered public accounting firm for audit and non-audit services; (iv) to oversee the Fund's risk management processes by, among other things, meeting with the Fund's auditors and overseeing the Fund's disclosure controls and procedures (including the Fund's internal controls over financial reporting); and (v) to report to the full Board of Managers on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Board of Managers of the Fund has adopted a written charter for the Audit Committee. As the Fund is newly organized, no meetings of the Audit Committee have been held as of the date of this Prospectus.
The Board of Managers has also formed a Nominating Committee comprised of the Independent Managers to which the discretion to select and nominate candidates to serve as Independent Managers has been committed. While the Nominating Committee is solely responsible for the selection and nomination of the Fund's Independent Managers, the Nominating Committee may consider nominations for the office of Independent Manager made by investors in the Fund or by Fund management as it deems appropriate. Members who wish to recommend a nominee should send nominations to [     ] that include biographical information and set forth the qualifications of the proposed nominee. As the Fund is newly organized, no meetings of the Nominating Committee have been held as of the date of this Prospectus.
Although the Board of Managers does not have a formal diversity policy, the Board of Managers endeavors to comprise itself of members with a broad mix of professional backgrounds. Thus, the Nominating Committee and the Board of Managers accorded particular weight to the individual professional background of each Independent Manager, as reflected by [        ]. In considering the nominees for election as Managers, the Nominating Committee and the Board of Managers took into account a variety of factors, including each nominee's professional background and experience. In addition, the Board of Managers considered that each Manager also serves as a manager of each of the other funds in the Fund Complex. In this regard, the Board of Managers accorded weight to the efficiencies associated with maintaining a common directorship for a single Fund Complex. They also took into account the good rapport among these individuals, as they have worked together on the boards of the other funds in the Fund Complex since 2004, and they considered the small size of the Board. The Independent Managers also considered that [        ] is not an Independent Manager, but recognized that he is a senior management representative of the Adviser, and, as such, helps foster the Board of Managers' direct access to information regarding the Adviser, which is the Fund's most significant service provider.
THE ADVISER
Arden Asset Management LLC, a Delaware limited liability company that is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Advisers Act (the "Adviser"), serves as the investment adviser of the Fund. The Adviser is an independent investment management firm dedicated exclusively to creating and managing portfolios of hedge funds since 1993. The Adviser is controlled primarily by Arden Asset Management, Inc. ("AAM INC") as the controlling member although various individual senior staff of the Adviser have been issued membership interests entitling them to share in the profits of the Adviser. Averell H. Mortimer controls AAM INC. Mr. Mortimer also serves as Chief Executive Officer of the Adviser. The Adviser provides investment advisory services and management services to commingled private investment funds. The Adviser also serves as investment manager or management company to other customized portfolios, or provides investment advice and management services to customized portfolios, on either a discretionary or non-discretionary basis. As of [       ], the Adviser had more than $[  ] billion in assets under management. The address of the Adviser is 375 Park Avenue, 32nd Floor, New York, NY 10152.
Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund. The agreement authorizes the Adviser to implement the Fund's investment program through investing in the Master Fund. The Adviser is authorized, subject to the approval of the Board of Managers and Members, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Adviser to the Fund or to assist in providing these services. To the extent that the Adviser retains a sub-adviser to manage the assets of the Fund, the Adviser is responsible under the Advisory Agreement to review and supervise the services provided by the sub-adviser. The Adviser also provides office space, telephone services and utilities, and administrative, secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Advisory Agreement. Under the Advisory Agreement, a quarterly fee at an annualized rate of 0.75% of the average net assets of the Fund during the calendar quarter (after adjustment for any purchases effective on that date) is payable by the Fund to the Adviser (the "Advisory Fee"). However, under the agreement, the Fund is not subject to the Advisory Fee so long as substantially all of the Fund's assets remain invested in the Master Fund.
The Adviser also serves the Master Fund pursuant to an investment advisory agreement with the Master Fund (the "Master Fund Advisory Agreement"). Under that agreement, the Adviser provides substantially similar services to the

Master Fund as those set forth in the Fund's Advisory Agreement. As consideration for these services, the Master Fund pays the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during the calendar quarter (after adjustment for any purchases effective on that date) (the "Master Fund Advisory Fee"). The Master Fund Advisory Fee is payable in arrears within five business days after the end of the quarter.
The Adviser manages both domestic and offshore investment vehicles.
Information Regarding the Individuals Responsible for Portfolio Management
The day-to-day management of the Master Fund's portfolio is the responsibility of Shakil Riaz. Investment decisions for the Fund and the Master Fund are made with the oversight of the Adviser's Investment Committee, which is comprised of, with respect to the Fund and the Master Fund, Mr. Riaz, as well as Averell H. Mortimer, Henry P. Davis, Ian McDonald and Matthew Bianco.
Shakil Riaz. Mr. Riaz is a Managing Director at the Adviser and is a member of the Adviser’s Investment Committee. Mr. Riaz is  actively involved in manager selection and portfolio construction. Mr. Riaz is also responsible for leading the investment process for the Arden PropPartners funds.  Previously, he was the Chief Investment Officer of J.P. Morgan PropPartners Management Corp (“JPM PP”). Prior to JPM PP, he was Chief Investment Officer for the Capital Markets Investment Program since 1994, and prior to joining the Investment Bank in New York, Mr. Riaz was General Manager of the predecessor Chemical Bank’s offices in Cairo, Bahrain and Singapore from 1983-1991. He joined Chemical Bank in 1976 in the International Operations Group, transferring to the Middle East territory of the International Division in 1980. Mr. Riaz holds a B.S. in Aerospace and Mechanical Engineering from Princeton University, a graduate diploma from the University of Stockholm and a M.B.A. from the Fuqua School of Business at Duke University.

Officers of the Adviser on the Investment Committee

Averell H. Mortimer. Mr. Mortimer is the Founder and Chief Executive Officer of the Adviser. Mr. Mortimer is also chairman of the Adviser’s Investment Committee and is responsible for the firm’s overall investment process. With over twenty years experience on Wall Street, Mr. Mortimer has worked in a variety of investment fields, including investment banking, venture capital and investment management. Mr. Mortimer received a B.A. from the University of Colorado in 1980 and an M.B.A. from Columbia University’s School of Business in 1984.

Henry P. Davis. Mr. Davis is a Managing Director at the Adviser and is a member of the Adviser’s Investment Committee. Mr. Davis is responsible for supervising the firm’s research activities and is also actively involved in manager selection and portfolio management for each of the Arden funds. Prior to joining the Adviser, Mr. Davis was an investment advisor to several high net worth families with responsibility for manager selection, oversight and asset allocation decisions. Previously, Mr. Davis was an attorney with Davis Polk & Wardwell, specializing in corporate and asset management work for hedge funds and other investment vehicles. Mr. Davis is a graduate of Yale Law School and Cornell University, where he graduated summa cum laude and was elected to Phi Beta Kappa in 1988.

Ian McDonald. Mr. McDonald is a Managing Director at the Adviser and is a member of the Adviser’s Investment Committee. Mr. McDonald is responsible for supervising the firm’s research activities and is also actively involved in manager selection and portfolio management for each of the Arden funds. Mr. McDonald works out of, and is responsible for managing, the Adviser’s London office. Prior to joining the Adviser, Mr. McDonald worked at Morgan Stanley in the International Prime Brokerage Group’s European Capital Introduction division. In this role, he was responsible for introducing hedge funds to a variety of prospective investors, including fund of funds, private banks, pension funds, endowments and foundations. Before joining Morgan Stanley, Mr. McDonald was an investment consultant in the London office of Cambridge Associates and was responsible for monitoring European hedge fund managers. Prior to that, he was based in Cambridge’s Boston office where he focused on manager selection and due diligence of U.S. hedge funds. Mr. McDonald graduated with an MA (Honors) degree in Economic and Social History from the University of St. Andrews in Scotland.

Matthew Bianco, CFA, FRM. Mr. Bianco is a Managing Director at the Adviser and is a member of the Adviser’s Investment Committee. Mr. Bianco is head of Risk Management and oversees the firm’s quantitative analysis and portfolio construction functions. Mr. Bianco is also actively involved in strategy selection and other general investment research activities of the firm. Prior to joining the Adviser, Mr. Bianco was the head of Market Risk Management for WestLB in New York. He was responsible for the analysis and optimization of risk for all activities in North America, with a focus on structured finance, asset securitization and structured credit products. Mr. Bianco earned a Bachelor of Engineering degree in Electrical Engineering from Cooper Union, as well as an MS in Computer Engineering from Rutgers University. Mr. Bianco also received an M.B.A. in banking and financial markets from the NYU Stern School of Business. He holds the

Financial Risk Manager certification from the Global Association of Risk Professionals, and the Chartered Financial Analyst designation from the CFA Institute.

Other Funds and Accounts Managed
The following tables set forth information about funds and accounts other than the Fund and the Master Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management.

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Fund's Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
[Shakil Riaz]	[ ]	$[ _ ]	[ ]	$[ _ ]	[ ]	$[ _ ]

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Fund's Portfolio Manager	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
[Shakil Riaz]	[ ]	$[ _ ]	[ ]	$[ _ ]	[ ]	$[ _ ]

Investment decisions of the Adviser are made with oversight by the Investment Committee. The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk, strategy, and geographic region, and to review forthcoming investment decisions.
Compensation Program
Compensation for the portfolio managers is a combination of a fixed salary and a bonus. The bonus paid to a portfolio manager for any year may be tied, in part, to the performance of the Fund or the Master Fund or any other fund managed by the Adviser during such year as compared to the performance of the HFR Fund of Funds Composite Index or another index or indices deemed relevant by the senior management of the Adviser. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support. As part of their compensation, the portfolio managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus without any contribution from the Adviser into a tax-qualified retirement plan and are also eligible to participate in profit-sharing plans with the Adviser.
Potential Material Conflicts of Interest
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund. The Adviser's portfolio managers may manage other accounts with investment strategies similar to the Fund and the Master Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and the Adviser's portfolio managers may personally invest in these accounts. These factors could create conflicts of interest because the Adviser's portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund or the Master Fund. A conflict may also exist if the Adviser's portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund or the Master Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Adviser's portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund or the Master Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Adviser's portfolio managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis. (See "Conflicts of Interest.")
Fund Ownership
The following table sets forth the dollar range of Units beneficially owned by the portfolio managers as of March 31, 2012.

Portfolio Manager	Dollar Range
[Shakil Riaz]	None

Other Information
Certain Arden entities, but not the Fund or the Master Fund, were named in claims by the Fairfield Sentry Foreign Representatives in bankruptcy and the Madoff trustee in bankruptcy based on certain Arden vehicles having been past redeemers from so-called feeder funds. The Arden management company is bearing all expenses relating to these claims, which Arden believes to be without merit, and Arden believes that there will not ultimately be any recovery under these claims. Accordingly, Arden believes these claims are not material to the Arden management company or any other Arden entity.
THE ADVISORY AGREEMENTS
The Advisory Agreement was initially approved by the Board of Managers (including all of the Independent Managers) at a meeting held in person on [ _ ], 2012 and was approved by the Fund's sole member at that time. The Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by majority vote of the Board of Managers; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; or by the Adviser.
The Master Fund Advisory Agreement was initially approved by the Master Fund Board (including all of its Independent Managers) at a meeting held in person on [ _ ], 2012 and was approved by the Master Fund's sole member at that time. The Master Fund Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by majority vote of the Master Fund Board; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; or by the Adviser.
The Advisory Agreement and the Master Fund Advisory Agreement may each be continued in effect from year to year after its initial two-year term if its continuance is approved annually by either its respective board of managers or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the respective fund, provided that in either event the continuance is also approved by a majority of its Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement and the Master Fund Advisory Agreement also provide that each will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.
The Advisory Agreement and the Master Fund Advisory Agreement both provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund or Master Fund, as the case may be, the Adviser, and any member, director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund or Master Fund, as applicable, for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund or Master Fund. The Advisory Agreement and the Master Fund Advisory Agreement also both provide for indemnification, to the fullest extent permitted by law, by the Fund or Master Fund, as applicable, or the Adviser or any member, director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense directly arising from such person's performance or non-performance of its duties to the Fund or Master Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations to the Fund or Master Fund.
In considering whether to approve the Advisory Agreement, the Board of Managers reviewed materials from counsel and from the Adviser which included:  (i) information concerning the services to be rendered to the Fund by the Adviser and the Adviser's affiliates and the fees to be paid by the Fund to the Adviser and the Adviser's affiliates; (ii) information concerning the portfolio managers; and (iii) a summary of the legal duties of the Board of Managers under the 1940 Act. A description of the Board of Managers' considerations in connection with the most recent renewal of the Advisory Agreement will be included in the Fund's semi-annual report to Members for the fiscal period ended September 30, 2012.
VOTING
Each Member has the right to cast a number of votes based on the value of the Member's respective Units at meetings of Members called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Managers, approval of any investment advisory agreement entered into by the Fund and certain other matters. Except for the exercise of their voting privileges, Members are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund or the Master Fund.
Notwithstanding the foregoing, the Fund will seek instructions from Members with regard to voting proxies of the Master Fund and will vote such proxies of the Master Fund only in accordance with such instructions, or will vote its units in the Master Fund in the same proportion and in the same manner as the units of all other members of the Master Fund are voted. Procedures in this regard will require that, upon receipt of Master Fund proxy materials by the Fund, any such Master Fund proxy materials (including the proxy statement and voting instruction card) will be furnished to all Members to solicit their instructions on how to vote the matter(s).
PROXY VOTING
The Adviser votes proxy proposals, amendments, consents or resolutions (collectively, "proxies"), on behalf of the Master Fund, relating to the Master Fund's investments in Portfolio Funds (and any other Fund investments), in a manner that seeks to serve the best interests of the Fund and the Master Fund. The Adviser has guidelines addressing how it votes proxies with regard to specific matters. In general, the Adviser seeks to resolve any potential conflicts of interest associated with any proxy by applying the foregoing general policy of seeking to serve the best interests of the Fund and the Master Fund. Because the Master Fund purchases and holds interests in Portfolio Funds, it is common for the Adviser to receive requests soliciting votes or consent for amendments or resolutions affecting the governance of Portfolio Funds that are not easily classified as proxies in the traditional sense. As such, the Adviser will treat a request from a Portfolio Fund as a proxy when it involves a request to exercise the Master Fund's voting authority on, without limitation, proposed amendments to a limited partnership agreement, operating agreement or a memorandum and articles of association, as the case may be, or voting in connection with an annual or special meeting of investors, in each case where the Master Fund's vote is counted towards the calculation of whether a quorum or threshold set by the Portfolio Fund has been achieved. Specific investor rights or elections requested by Portfolio Funds which are not dependent on how other investors vote, such as, without limitation, a choice between acceptance of new terms or an early right of redemption, invitations to invest or transfer to new or changed share classes, or tender offers that are individually exercisable by an investor will not be considered proxies, although they will be exercised in best interest of the Master Fund. In addition, the Adviser may waive the Master Fund's voting rights attributable to the Master Fund's interests in Portfolio Funds. Information regarding how the Adviser voted any proxies on behalf of the Fund during the most recent twelve-month period ended June 30 will be reported on Form N-PX and will be made available no later than August 31 of each year. Such information can be obtained: (i) without charge, upon request, by calling (866) 773-7145; and (ii) on the SEC's website at www.sec.gov.
BROKERAGE
Each Portfolio Manager is directly responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for the Portfolio Fund it manages. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is applicable to securities traded in certain over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.
The Adviser expects that each Portfolio Manager will generally select brokers and dealers to effect transactions on behalf of its Portfolio Fund substantially in the manner set forth below. However, no guarantee or assurance can be made that a Portfolio Manager (including a Sub-Manager) will adhere to, and comply with, its stated practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of its Portfolio Fund, each Portfolio Manager will seek to obtain the best execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. As described below, Portfolio Managers may place orders with brokers that provide research services. Certain Portfolio

Managers may comply with the safe harbor under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Safe Harbor"), with respect to the receipt of such services. However, subject to appropriate disclosure, Portfolio Managers of Portfolio Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or benefits that accrue to the Portfolio Manager rather than its Portfolio Fund which are not covered by the Safe Harbor. The Adviser considers the broker selection process employed by a Portfolio Manager in determining whether to invest in its Portfolio Fund. Each Portfolio Manager generally will seek reasonably competitive commission rates. However, Portfolio Managers will not necessarily pay the lowest commission available on each transaction.
Consistent with the principle of seeking best execution, a Portfolio Manager may place brokerage orders with brokers (including affiliates of the Adviser) that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of a Portfolio Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Manager or its affiliates in providing services to clients other than a Portfolio Fund. In addition, not all of the supplemental information is used by Portfolio Managers in connection with Portfolio Funds in which the Fund invests. Conversely, the information provided to Portfolio Managers by brokers and dealers through which other clients of the Portfolio Managers effect securities transactions may be useful to the Portfolio Managers in providing services to Portfolio Funds in which the Fund invests.
ADMINISTRATOR
Pursuant to an administration agreement (the "Administration Agreement"), [     ] (the "Administrator") provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and subject to approval by the Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund. The Administrator may delegate certain of its administrative functions. In consideration for these services, the Fund pays the Administrator its pro rata portion (based on its net assets) of an annual fee (paid monthly) of up to [   ]% of the aggregate net assets of the Fund and the other funds in the Fund Complex (the "Complex Assets"), which fee declines to the extent that the Complex Assets exceed $[  ] million. The Fund's pro rata portion of this fee is subject to an annual minimum fee of $[   ]. The Administrator also serves as the transfer agent for the Units.
Pursuant to the Administration Agreement, the Administrator provides or arranges for the provision of similar administrative services to the Master Fund. In consideration for these services, the Master Fund pays the Administrator its pro rata portion (based on its net assets) of an annual fee (paid monthly) of up to [   ]% of the Complex Assets, which fee declines to the extent that the Complex Assets exceed $[  ] million. The Master Fund's pro rata portion of this fee is subject to an annual minimum fee of $[   ].
CUSTODIAN AND ESCROW AGENT
[        ] (the "Custodian") serves as the custodian of the assets of the Fund and the Master Fund, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Managers or the Master Fund Board, as applicable, in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund and the Master Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus customer account. The Custodian's principal business address is [          ].
[        ] serves as Escrow Agent with respect to monies received from prospective investors in advance of dates when Units may be purchased and monies may be transmitted to the Fund. The Escrow Agent's principal business address is [       ].
FEES AND EXPENSES
The Adviser bears all of its own costs incurred in providing investment advisory and other services to the Fund and the Master Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers.

The Fund bears all of its own expenses and, through its investment in the Master Fund, its portion of the Master Fund's operating expenses, other than those borne by the Adviser pursuant to the Advisory Agreement and the Master Fund Advisory Agreement, and the Distributor pursuant to the Distribution Agreement and the Member Services Agreement, including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund's investments, including its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Master Fund utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of any Portfolio Accounts; any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund and the Master Fund; audit and tax preparation fees and expenses of the Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management or compliance services to the Fund; administrative expenses and fees of the Fund and the Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Master Fund Advisory Fee; Distribution Fee; the Member Servicing Fee (as defined below); fees and travel-related and other expenses of members of the Board of Managers and the Master Fund Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.
The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable or allocable to the Portfolio Manager. In such cases, the fees or allocations may differ from, and could be higher than, those described above. Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board of Managers and Members.
The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of the Fund to [2.25%] per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation in effect at the time the expense was paid or absorbed. The Expense Limitation Agreement will remain in effect until terminated by the Fund. None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement.
The Adviser, the Distributor and their affiliates may, out of their own resources (not payable by the Fund), pay a small portion of their revenues to Selling Agents or Member Services Providers as additional compensation for marketing, selling or servicing the Fund, not to exceed, in the aggregate, 0.25% of the total proceeds to be received by the Fund in respect of sales of Units registered pursuant to this offering.
NET ASSET VALUATION
The Fund sells Units at their offering price, which is equal to the "net asset value" per Unit, plus the applicable sales load described in the "Summary of Fund Expenses" on page 15. The net asset value of the Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the last day of a taxable year (if it differs from the fiscal year), (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the

Fund repurchases any Units. The Fund's net asset value is the value of the Fund's assets less its liabilities, and its net asset value per Unit equals the net asset value of the Fund divided by the number of then issued and outstanding Units. Substantially all of the net asset value of the Fund is based on the net asset value of its units in the Master Fund. The net asset value of the Master Fund is based primarily on the fair value of its interests in Portfolio Funds. The Master Fund Board has delegated various responsibilities regarding Portfolio Fund valuation procedures to the Adviser. The Adviser's action in this regard remain subject to the oversight of the boards of managers of the Fund and the Master Fund.
In accordance with these policies, investments in Portfolio Funds are valued at their "fair values."  Ordinarily, this will be the values determined by the Portfolio Managers of the Portfolio Funds in accordance with the Portfolio Funds' valuation policies and as reported by the Portfolio Managers. As a general matter, the fair value of the Master Fund's interest in a Portfolio Fund will represent the amount that the Master Fund could reasonably expect to receive from the Portfolio Fund if the Master Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. Because Portfolio Funds provide net asset value information to the Master Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset values other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers (except in the case of Portfolio Accounts). In the unlikely event that a Portfolio Fund does not report a value to the Master Fund on a timely basis, the Master Fund would determine the fair value of its interest in that Portfolio Fund based on all relevant circumstances which may include the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Master Fund values its assets. The Master Fund Board has determined that any values of interests in Portfolio Funds reported as "estimated" or "final" values (using the nomenclature of the hedge fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available or the fair value of such securities.
Before investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund and the Master Fund for valuing their own investments. Furthermore, prior to the Master Fund investing in a Portfolio Fund, the Adviser will seek confirmation from the Portfolio Manager that, in the event that the Portfolio Manager allocates Portfolio Fund assets to a special investment account or side pocket that:  (i) the estimated monthly valuations as provided to the Master Fund are reflective of the most recently computed fair value of the special investment account or side pocket by the Portfolio Manager (which is expected to be based on the audited year-end valuations of the Portfolio Fund); and (ii) the Portfolio Manager computes the fair value of the special investment account or side pocket at least on an annual basis. In a situation where a Portfolio Manager allocates a Portfolio Fund's assets to special investment accounts or side pockets, the current fair value of the Master Fund's interest in that Portfolio Fund may not be accurately reflected in the Master Fund's and thus, the Fund's net asset value. This is because the Portfolio Manager's most recent computation of the fair value of the special investment account or side pocket may have last occurred a significant amount of time (i.e., as much as eleven months or longer) before the current monthly computation of the Fund's and the Master Fund's net asset value. As a result, for any given month, the stated net asset value of the Master Fund and thus, the Fund, may, under certain circumstances, be higher or lower than the value that would otherwise have been utilized had the Portfolio Manager determined and reported the fair value of any side pocket as of the end of the most recent calendar month. Although the procedures approved by the Board of Managers and the Master Fund Board provide that the Adviser will periodically review the valuations of interests in Portfolio Funds provided by the Portfolio Managers, the Adviser will not be able to confirm independently the accuracy of valuations of such interests provided by such Portfolio Managers (which are unaudited, except for year-end valuations).
The Fund's and the Master Fund's valuation procedures adopted by their respective boards require the Adviser to consider all relevant information available at the time the Fund and the Master Fund value their respective assets. The Adviser or, in certain cases, the Board of Managers and the Master Fund Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Fund's and the Master Fund's interests in a Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board of Managers and the Master Fund Board, the Adviser could value the Fund's investment in a Portfolio Fund at the Portfolio Fund's net asset value as reported at the time of valuation, or, if appropriate and in light of the relevant circumstances, adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Board of Managers and the Master Fund Board.
The Portfolio Funds provide estimated net asset value determinations to the Master Fund on a monthly basis, generally within one or two weeks following the end of the month. The Adviser attempts to confirm the accuracy of each Portfolio Fund's monthly valuation using various means, including: discussing monthly with Portfolio Managers their Portfolio Funds' values; reviewing Portfolio Fund portfolio positions, when available; and analyzing audited financial statements of Portfolio Funds. Failure of a Portfolio Fund to provide on a timely or accurate basis required monthly valuation information to the Master Fund could result in an adjustment to the fair value given by the Fund and the Master Fund to their investment in a Portfolio Fund or a decision by the Adviser to liquidate the Fund's and the Master Fund's investment in a Portfolio Fund. The valuations reported by the Portfolio Managers, upon which the Fund and the Master Fund calculate their net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by the independent auditors of the Portfolio Funds and may be revised as a result of such audits. Other adjustments may occur from time to time.
To the extent the Fund or the Master Fund invests its assets through Portfolio Accounts, and to the extent the Fund or the Master Fund invests in money market instruments, the Fund and the Master Fund will value portfolio securities (other than interests in Portfolio Funds) as follows:
Securities listed on the Nasdaq National Market System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP") (which, as of June 2003, is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ's best offer price if the last trade price is below such bid and down to NASDAQ's best offer price if the last trade is above such offer price). If no NOCP is available, the security will be valued at the last sale price on the NASDAQ prior to the calculation of the net asset value of the Fund and the Master Fund. If no sale is shown on NASDAQ, the bid price will be used. If no sale is shown and no bid price is available, the price will be deemed "stale" and the value will be determined in accordance with the fair valuation procedures set forth herein. U.S. exchange traded securities, other than NASDAQ securities, are valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets, will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Managers and the Master Fund Board.
Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The reasonableness of valuations provided by any such pricing service will be reviewed periodically by the Master Fund Board. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Board of Managers and the Master Fund Board to represent fair value.
All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value is determined. When such significant events materially affect the values of securities held by the Master Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board of Manager and the Master Fund Board.
Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Master Fund's and thus, the Fund's net assets, which, in turn, would affect amounts paid on repurchases of Units and the amount of fees paid, if the judgments made regarding appropriate valuations should be proven incorrect.
CONFLICTS OF INTEREST
General
The Advisory Agreement and the Master Fund Advisory Agreement do not require the Adviser or its affiliates (together with their members, officers and employees, including those involved in the investment activities and business operations of the Fund and the Master Fund) to devote all or any specified portion of their time to managing the Fund's or the Master Fund's affairs, but only to devote so much of their time to the Fund's and the Master Fund's affairs as they reasonably believe necessary in good faith. The Advisory Agreement and the Master Fund Advisory Agreement do not prohibit the Adviser or its affiliates from engaging in any other existing or future business, and the Adviser or its affiliates may provide investment management services to other clients or family members of the portfolio managers. In addition, the portfolio managers and affiliates of the Adviser may invest for their own accounts in various investment opportunities, including in hedge funds. A determination may be made that an investment opportunity in a particular investment fund is appropriate for a portfolio manager or an affiliate of the Adviser, but not for the Fund or the Master Fund. This determination will be made by the Adviser's investment committee, consistent with the Adviser's allocation policy (which requires the Adviser to allocate opportunities on a fair and equitable basis).
Brokerage firms affiliated with the Portfolio Managers may execute securities transactions on behalf of the Fund consistent with the provisions of the 1940 Act and, with respect to the Portfolio Funds in which the Fund invests, consistent with best execution.
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund. The Adviser's portfolio managers may manage other accounts with investment strategies similar to the Fund and the Master Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and the Adviser's portfolio managers may personally invest in these accounts. These factors could create conflicts of interest because the Adviser's portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund or the Master Fund. A conflict may also exist if the Adviser's portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund or the Master Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Adviser's portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund or the Master Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Adviser's portfolio managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.
The Adviser is also the investment manager for other investment vehicles (collectively with the Other Vehicles, the "Related Accounts"). The Related Accounts may invest in the same Portfolio Funds as the Fund and the Master Fund. As a result, the Related Accounts may compete with the Fund and the Master Fund for appropriate investment opportunities. As a general matter, the Adviser will consider participation by the Fund and the Master Fund in all appropriate investment opportunities that are under consideration by the Adviser for the Related Accounts. The Adviser will evaluate for the Fund, the Master Fund and the Related Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund, the Master Fund or the Related Accounts at a particular time. Because these considerations may differ for the Fund, the Master Fund and the Related Accounts in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and the Master Fund and each of the Related Accounts will differ. The Adviser will, however, attempt to allocate these investment opportunities in an equitable manner.
The Fund and the Master Fund, absent SEC exemptive relief, may be precluded from investing any assets in certain Portfolio Funds where an account managed by the Adviser is already invested (or seeks to invest) to the extent that the Fund is considered a "joint participant" (within the meaning of Section 17(d) of the 1940 Act or Rule 17d-1 thereunder) with an account managed by the Adviser. Additionally, in the event the Master Fund retains Portfolio Managers as Sub-Managers, there is also the potential for prohibited affiliated transactions to exist. For example, the Master Fund or a Sub-Manager (or its affiliate), absent SEC exemptive relief, may be precluded from investing any assets in certain hedge funds when accounts managed by a Sub-Manager are already invested in those hedge funds.

Other present and future activities of the Adviser, the portfolio managers, the Administrator and/or their affiliates may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Managers will attempt to resolve such conflicts in a fair and equitable manner.
Portfolio Managers
Any Portfolio Manager that is also a Sub-Manager will likely follow practices substantially similar to those described below. Although it is anticipated that Portfolio Managers that are not also Sub-Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that a Portfolio Manager (including a Sub-Manager) will adhere to, and comply with, its stated practices. For purposes of this section only, the term "Portfolio Manager" will apply to both a "Portfolio Manager" and a "Sub-Manager."
Participation in Investment Opportunities. The Adviser anticipates that each Portfolio Manager will consider participation by the relevant Portfolio Fund in all appropriate investment opportunities that are also under consideration for investment by the Portfolio Manager for its Portfolio Accounts that pursue similar investment programs. There may be circumstances, however, under which a Portfolio Manager will cause its Portfolio Account to commit a larger percentage of its respective assets to an investment opportunity than to which the Portfolio Manager will commit the relevant Portfolio Fund's assets. There also may be circumstances under which a Portfolio Manager will consider participation by its Portfolio Account in investment opportunities in which the Portfolio Manager does not intend to invest on behalf of the relevant Portfolio Fund, or vice versa.
Each Portfolio Manager is expected to evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant Portfolio Fund and Portfolio Account at a particular time. These factors may include the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account; however, particular Portfolio Managers may consider other factors. Because the relevant considerations may differ for a Portfolio Fund and a relevant Portfolio Account in the context of any particular investment opportunity, the investment activities of a Portfolio Fund, on the one hand, and a Portfolio Account, on the other, may differ considerably from time to time. In addition, the fees and expenses of the Portfolio Funds will differ from those of the Portfolio Accounts. Accordingly, prospective Members should note that the future performance of a Portfolio Manager's Portfolio Fund and its Portfolio Account will vary.
When a Portfolio Manager determines that it would be appropriate for its Portfolio Fund and one or more of its Portfolio Accounts to participate in an investment opportunity at the same time, it will likely attempt to aggregate, place and allocate orders on a basis that the Portfolio Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that any Portfolio Fund participate, or participate to the same extent as a Portfolio Account, in all trades. Although no assurances can be made, no participating entity or account will likely receive preferential treatment over any other and each Portfolio Manager will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.
Situations may occur, however, where a Portfolio Fund could be disadvantaged because of the investment activities conducted by the Portfolio Manager for a Portfolio Account. Such situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for the Portfolio Fund, and the Portfolio Accounts, thereby limiting the size of the Portfolio Fund's position; (ii) the difficulty of liquidating an investment for the Portfolio Fund and the Portfolio Accounts where the market cannot absorb the sale of the combined positions; and (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.
Each Portfolio Manager and its principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or a Portfolio Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Portfolio Manager that are the same, different or made at a different time than positions taken for the Master Fund.
Portfolio Managers or their affiliates may from time to time provide investment advisory or other services to hedge funds and other entities or accounts managed by the Adviser and its affiliates. In addition, Portfolio Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide either: (i) to one or more Portfolio Accounts; or (ii) to the Master Fund.

Other Matters.  Except as may be permitted by applicable law, a Portfolio Manager and its affiliates are not expected to buy securities or other property from, or sell securities or other property to, the Portfolio Fund it manages. In this regard, a Portfolio Fund may effect certain principal transactions in securities with one or more Portfolio Accounts, subject to certain conditions. Such transactions would be made in circumstances where the Portfolio Manager has determined it would be appropriate for the Portfolio Fund to purchase and a Portfolio Account to sell, or the Portfolio Fund to sell and a Portfolio Account to purchase, the same security or instrument on the same day. Future investment activities of the Portfolio Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.
CODE OF ETHICS
The Adviser and its affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Master Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by the Adviser and its affiliates (including personnel of the Adviser) that are the same, different or made at a different time than positions taken for the Master Fund. In order to mitigate the possibility that the Fund will be adversely affected by this personal trading, the Fund and the Master Fund have adopted a code of ethics and furthermore the Adviser has adopted a code of ethics (collectively with the Fund's and the Master Fund's code of ethics, the "Codes of Ethics") in compliance with Rule 17j-1 under the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.
Future investment activities of the Adviser and its affiliates and their principals, managers, partners, directors, officers or employees may give rise to additional conflicts of interest.
PURCHASES OF UNITS
Purchase Terms
The initial closing date for purchases of Units is expected to be [ _ ], or such earlier or later date as the Adviser determines, provided the Fund has received purchases of Units prior to such date in an amount the Adviser believes, in its sole discretion, is sufficient to effectively implement the investment program for the Fund. Monies received from prospective investors in advance of the initial closing date will be held in a non-interest-bearing escrow account until such time as the Adviser believes the investment program for the Fund can be implemented, but in no event will such monies be held for longer than three months. Thereafter, Units may be purchased generally as of the first business day of each calendar month, except that the Fund may offer Units more or less frequently as determined by the Board of Managers. In order to purchase Units, an investor must submit a completed investor certification to the Administrator generally five calendar days before the investor's proposed purchase. Cleared funds must be available in the investor's account no later than five calendar days before the investor's proposed purchase, or such other date as the Fund may determine in its sole discretion and communicate to the investor (the "Funding Deadline"). If an investor's certification is accepted by the Administrator prior to the Funding Deadline, monies representing the capital contribution will be debited from the investor's account by the Selling Agent (as defined below) servicing the investor's account and deposited by the Administrator in a non-interest bearing escrow account held by the Fund pending the deposit of such monies with the Fund. At the close of business on the Funding Deadline, the Fund will withdraw the monies representing the capital contribution from the escrow account or the Selling Agent servicing the investor's account will remit such monies representing the capital contribution from the investor's account, as applicable, and deposit such monies with the Fund. The Fund will then issue the requisite number of Units to the investor on the purchase date. All purchases are subject to the receipt of cleared funds from the investor prior to the applicable purchase date in the full amount of the purchase. The Board of Managers reserves the right to reject any purchase for Units and the Board of Managers may, in its sole discretion, suspend purchases of Units at any time.
An investor purchases Units in the Fund. Units are offered at their net asset value per Unit, and each Unit subscribed for represents a capital contribution to the Fund in that amount. Generally, the minimum initial investment in the Fund from each investor is $50,000, and the minimum additional investment in the Fund is $25,000. The minimum initial investment for employees of the Adviser or a Selling Agent and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, the Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000 and subsequent investments must be at least $10,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board of Managers. Under certain circumstances, the minimum investment amounts may be waived, subject to the approval of the Fund. An investor's purchase of Units is irrevocable by the investor and will generally require the investor to maintain its investment in the Fund until such time as the Fund offers to repurchase the Units in a tender offering. (See "Redemptions, Repurchases of Units and Transfers" below.)
Except as otherwise permitted by the Board of Managers, initial and any additional contributions to the capital of the Fund by any Member will be payable in cash. Initial and any additional contributions to the capital of the Fund will be payable in one installment. The Fund may accept contributions of securities in the sole discretion of the Board of Managers. If the Fund accepts a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets.
Each new Member must agree to be bound by all of the terms of the Limited Liability Company Agreement of the Fund (the "Company Agreement"). Each potential investor must also represent and warrant in an investor certification, among other things, that the investor is purchasing Units for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Units.
Eligible Investors
Units are being offered only to investors that are “Eligible Investors” who represent that (A) (i) if a natural person (including participants in individual retirement accounts), they have (a) an individual net worth, or joint net worth with their spouse, in excess of $1 million (excluding from the calculation of net worth the value of such investor's primary residence and any indebtedness that is secured by the investor's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Units, and including any indebtedness that is secured by the investor's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Units), or (b) an income (exclusive of any income attributable to their spouse) in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of the two most recent years, and have a reasonable expectation of reaching the same income level in the current year; or (ii) if an entity, including a corporation, foundation, endowment, partnership, or limited liability company, they have total assets in excess of $5 million and they were not formed for the specific purpose of acquiring the securities offered (or each equity owner is a person who has an individual income (exclusive of any income attributable to a spouse) in excess of $200,000 in each of the two most recent years, or joint income with a spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or an individual net worth, or joint net worth with their spouse, in excess of $1 million (excluding from the calculation of net worth the value of such investor's primary residence and any indebtedness that is secured by the investor's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Units, and including any indebtedness that is secured by the investor's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Units)) or (iii) a trust with total assets in excess of $5 million, which was not formed for the specific purpose of acquiring the securities offered and the purchase is directed by a sophisticated person (as used in the foregoing sentence, a "sophisticated person" is one who has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment), or a bank as defined in Section 3(a)(2) of the Securities Act, a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in a fiduciary capacity and subscribing for the purchase of the securities being offered on behalf of a trust account or accounts, or a revocable trust which may be amended or revoked at any time by the grantors thereof and all of the grantors are eligible investors as described in (i); or (B) a trust with total assets in excess of $5 million, which was not formed for the specific purpose of acquiring the securities offered.
Before an investor may invest in the Fund, a Selling Agent will require the investor to certify that it meets applicable investor qualification requirements and that it will not transfer its Units except in the limited circumstances permitted under the Company Agreement. (A form of certification that each investor will be asked to sign is contained in Appendix B of this Prospectus.)  If an investor's executed and completed certification is not received on or before the date Units are to be issued, the investor's order will not be accepted. The Fund is not obligated to sell through brokers, dealers or other financial institutions, any Units that have not been placed with Eligible Investors that meet all applicable requirements to invest in the Fund. The Fund reserves the right to reject any order for the purchase of Units and may, in its sole discretion, suspend the offering of Units at any time.

Distribution and Member Services
The Fund has entered into a distribution agreement (the "Distribution Agreement") with Arden Securities LLC ("Arden Securities"), whose principal business address is Three Canal Plaza, Suite 100, Portland, Maine 04101, to act as the distributor for the sale of Units (the "Distributor"). Arden Securities serves as the Distributor on a reasonable best efforts basis, subject to various conditions, and may retain broker-dealers (the "Selling Agents") to assist in the distribution of Units. Arden Securities is not affiliated with the Adviser, the Administrator or any of their respective affiliates. Arden Securities is owned by Foreside Distributors, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC.
Selling Agents generally will be entitled to a sales load and an ongoing fee for such services. The specific amount of the sales load paid with respect to a Member is generally dependent on the size of the investment in the Fund, but will not exceed 2.5% of an investor's investment amount. (Subject to that limit, however, the applicable schedule of sales loads may vary among Selling Agents.)  The sales load will be charged as a percentage of an investor's investment amount. The sales load will not constitute an investment made by the investor in the Fund. The sales load may be adjusted or waived at the sole discretion of the applicable Selling Agent in consultation with the Fund, and is expected to be waived for the Adviser and its affiliates, including the directors, partners, principals, officers and employees of each of these entities, and employees of the Selling Agents and certain of their affiliates.
In addition, as compensation for providing for, or arranging for the provision of, the sale and marketing of Units, the Fund pays Arden Securities an ongoing quarterly fee at an annualized rate of 0.85% of the average net assets of the Fund during the calendar quarter (after adjustment for any purchases effective on that date) (the "Distribution Fee"). The Distribution Fee is payable in arrears within five days after the end of the quarter. These payments have been separately authorized by the Board pursuant to a distribution plan adopted by the Board. The Distributor may pay all or a portion of this amount to Selling Agents or Member Services Providers (as defined below) for providing either distribution or member services (as described below).
The Fund has also entered into a Member Services Agreement with the Distributor (the "Member Services Agreement") to arrange for the provision of ongoing Member and account maintenance services. Under the terms of the Member Services Agreement, the Distributor is authorized to retain broker-dealers or others (which may include the Adviser or its affiliates) ("Member Services Providers") to provide ongoing Member and account maintenance services to the Members of the Fund. These services include, but are not limited to, handling Member inquiries regarding the Fund (for example, responding to questions concerning their investment in the Fund and reports and tax information provided by the Fund); assisting in the enhancement of communications between Members and the Fund; notifying the Fund of any changes to Member information, such as changes of address; and providing such other information and Member services as the Fund (or the Distributor) may reasonably request. Under the Member Services Agreement, the Fund pays an ongoing quarterly Member Servicing fee at an annualized rate of 0.15% of the average net assets of the Fund during the calendar quarter to the Distributor (the "Member Servicing Fee"). The Distributor may use all or a portion of this amount to pay Selling Agents or Member Services Providers (including the Adviser) for providing member services (as described above).
The Distributor is not required to use all of the compensation it receives from the Fund to retain and pay Selling Agents or Member Services Providers. However, it is currently expected that a significant portion of the compensation paid to Arden Securities by the Fund will be used to compensate Selling Agents and Member Services Providers. Any amounts received by the Distributor under the Distribution Agreement or the Member Services Agreement and not paid to Selling Agents or Member Services Providers will be held by the Distributor to be used solely for distribution related or member services related expenses of the Fund, as directed by the officers of the Fund or by the Adviser, and will not be retained by the Distributor as profit.
Pursuant to agreements between the Adviser and the Distributor, the Adviser will pay the Distributor certain fees for providing distribution services to the Fund, including registration of certain Adviser employees as registered representatives of the Distributor. Such fees will not exceed, in the aggregate, 0.25% of the total proceeds to be received by the Fund in respect of sales of Units registered pursuant to this offering ("Offering Proceeds").
Aggregate compensation paid to Arden Securities and to any Selling Agent in connection with the marketing and sales of Units and for ongoing Member and account related services (including the Distribution Fee and the Member Servicing Fee) may not exceed 5.0% of the Offering Proceeds. Specifically, the Distribution Fee, in the aggregate, will be capped at 4.25% of the Offering Proceeds and the Member Servicing Fee, in the aggregate, will be capped at 0.75% of the Offering Proceeds. In addition, the sales loads Arden Securities and Selling Agents receive from investors will be capped at 2.5% of the Offering Proceeds. All compensation received by Arden Securities under the Distribution Agreement and Member Services Agreement, and sales loads have been deemed by the Financial Industry Regulatory Authority, Inc.

(formerly, the National Association of Securities Dealers) to be underwriting compensation and are subject to this limitation.
REDEMPTIONS, REPURCHASES OF
UNITS AND TRANSFERS
No Right of Redemption
No Member or other person holding Units acquired from a Member will have the right to require the Fund to redeem those Units. There is no public market for Units, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the Units.
Repurchases of Units
The Fund from time to time will offer to repurchase outstanding Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as may be determined by the Board of Managers, in its sole discretion.
In determining whether the Fund should offer to repurchase Units from Members, the Board of Managers will consider various factors, including the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board of Managers that the Fund offer to repurchase Units from Members no later than [December 31, 2012] and, thereafter, twelve times each year, as of the last day of each month.  The Board of Managers will also consider the following factors, among others, in making this determination:
•	whether any Members have requested the Fund to repurchase their Units;

•	the liquidity of the Master Fund's assets;

•	the investment plans and working capital requirements of the Fund and the Master Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Units;

•	the economic condition of the securities markets; and

•	the anticipated tax consequences of any proposed repurchases of Units.

The Fund will repurchase Units from Members pursuant to written tenders on terms and conditions that the Board of Managers determines to be fair to the Fund and to all Members. The value of a Member's Units that are being repurchased is equal to the value of the Member's Units (or the portion thereof being repurchased) as of the close of business of any fiscal period, after giving effect to all allocations that are made as of such date. When the Board of Managers determines that the Fund shall repurchase Units, notice will be provided to Members describing the terms thereof, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members who are deciding whether to tender Units during the period that a repurchase offer is open may ascertain the net asset value of their Units by contacting the Adviser during the period. However, because the Fund expects to determine its net asset value only on a monthly basis, approximately one or two weeks after the end of each month, Members may not be able to obtain current information regarding the value of Units when making their decision as to whether to tender Units for repurchase.
The Company Agreement provides that the Fund shall be dissolved if the Units of any Member that has submitted a written request for the repurchase of its Units by the Fund, in accordance with the terms of the Company Agreement, is not repurchased by the Fund within a period of two years following the date of the request; provided, however, that dissolution shall not be required if the Fund is unable to repurchase a Member's Units as a result of regulatory restrictions that prevent the Fund from fulfilling a repurchase request.
Repurchases of Units from Members by the Fund may be made, in the discretion of the Fund, and may be paid in cash or by the distribution of securities in-kind or partly in cash and partly in-kind. However, the Fund does not expect to distribute securities in-kind except in the unlikely event that the Fund does not have sufficient cash to pay for Units that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Units for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Units from Members. Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance with the Company Agreement), which will be distributed to all tendering Members on a pari passu basis. Except as described above, the Fund does not impose any charges in connection with repurchases of Units.
The Fund's ability to conduct a repurchase offer will also be dependent upon the Master Fund's ability to conduct a repurchase offer that would provide the Fund with the liquidity necessary, and within the timeframe needed, to carry out the Fund's repurchase offer. Like the Fund, the Master Fund's ability to conduct a repurchase offer will be subject to the discretion of the Master Fund Board based on considerations substantially identical to those considered by the Board of Managers and which are described above. It is currently expected that the Adviser will recommend to the Master Fund Board that the Master Fund offer to repurchase units from its members four times each year, as of the last day of each calendar quarter.
Due to liquidity restraints associated with the Fund's investments in the Master Fund, which in turn is restricted as to its ability to withdraw from Portfolio Funds and the fact that the Master Fund may have to effect withdrawals from those funds to pay for Units being repurchased, the Adviser expects that, under the procedures applicable to the repurchase of Units, Units will be valued for purposes of determining their repurchase price as of a date generally between 65 days and 95 days after the date by which Members must submit a repurchase request.
Repurchase Procedures
The amount that a Member may expect to receive on the repurchase of the Member's Units will be the value of the Member's Units (or portion thereof being repurchased) determined as of the effective date on which Units will be repurchased (the "Valuation Date") and based on the net asset value of the Fund's assets as of that date, after giving effect to all allocations to be made as of that date to the Member's Units. Currently, it is anticipated that the Valuation Date will generally be between 65 days and 95 days after the date by which Members must submit a repurchase request. However, promptly after the expiration of a repurchase offer, Members whose Units are accepted for repurchase will each be given a non-interest bearing promissory note by the Fund representing the Fund's obligation to pay a cash amount equal to the value of the repurchased Units as of the Valuation Date. The note will entitle the repurchasing Member to receive an initial cash payment equal to 90% of the value of the repurchased Units. Consistent with the terms of the note, this initial cash payment on the note is typically paid within 30 days from the Valuation Date. The final cash payment on the promissory note, representing the remaining 10% of the value of the repurchased Units, will be made following the completion of the audit of the financial statements as of the end of the fiscal year in which the Valuation Date occurred. This final cash payment effectively functions as an "audit holdback" such that following the completion of the audit, if the Fund's net asset value as of the Valuation Date has not been adjusted, the repurchasing Members would simply receive a final cash payment equal to 10% of the value of the repurchased Units as of the Valuation Date. In the event the completion of the audit results in an upward adjustment to the Fund's net asset value as of the Valuation Date, the repurchasing Members will receive a payment equal to 10% of the repurchased Units as of the Valuation Date. However, if this upward adjustment represents a change of more than half of one percent from the valuation used to determine the amount of the initial cash payment on the note, then each repurchasing Member will receive a payment equal to the difference between (i) 100% of the value of the repurchased Units using the adjusted valuation and (ii) the amount of the initial cash payment received by the Member. In the event the completion of the audit results in a downward adjustment to the Fund's net asset value as of the Valuation Date, each repurchasing Member will receive a payment equal to the difference between (i) 100% of the value of the repurchased Units using the adjusted valuation and (ii) the amount of the initial cash payment received by the Member.
Under the foregoing procedures, Members will have to decide whether to tender their Units for repurchase without the benefit of having current information regarding the value of the Units as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Units and the date they can expect to receive final cash payment for their repurchased Units. Additionally, payments for repurchased Units may be further delayed under circumstances where the Fund has determined to redeem its interests in Portfolio Funds to make such payments, but has experienced significant delays in receiving payments from the Portfolio Funds.
If a repurchase offer is oversubscribed by Members who tender Units for repurchase, the Fund will repurchase only a pro rata portion of the Units tendered by each Member.

Repurchases of Units by the Fund are subject to certain regulatory requirements imposed by SEC rules and the procedures applicable to repurchases of Units as described above may be amended by the Fund in order to comply with any regulatory requirements applicable to such repurchase procedures.
The Fund may cancel an offer to repurchase Units (an "Offer"), amend the Offer or postpone the acceptance of tenders made pursuant to the Offer if: (a) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to purchase Units tendered pursuant to the Offer; (b) there is, in the judgment of the Board of Managers any: (i) legal action or proceeding instituted or threatened challenging the Offer or otherwise materially adversely affecting the Fund; (ii) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or the States of New York or Pennsylvania that is material to the Fund; (iii) limitation imposed by Federal or state authorities on the extension of credit by lending institutions; (iv) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment; (v) commencement of war, significant increase in armed hostilities or other international or national calamity directly or indirectly involving the United States that is material to the Fund; (vi) material decrease in the net asset value of the Fund from the net asset value of the Fund as of commencement of the Offer; or (vii) other event or condition that would have a material adverse effect on the Fund or its investors if Units tendered pursuant to the Offer were purchased; or (c) the Board of Managers determines that it is not in the best interest of the Fund to purchase Units pursuant to the Offer. However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the Offer or to postpone acceptance of tenders pursuant to the Offer.
The Fund is permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for Members. (See "Investment Practices and Related Risk Factors—Leverage.")
Mandatory Redemption by the Fund
The Company Agreement provides that the Fund may redeem the Units of a Member or any person acquiring Units from or through a Member under certain circumstances, including if: ownership of the Units by the Member or other person will cause the Fund or the Adviser to be in violation of certain laws or any of the representations and warranties made by a Member in connection with the acquisition of the Units was not true when made or has ceased to be true.
Transfers of Units
Except as otherwise described below, no person shall become a substituted Member without the consent of the Board of Managers, or the Adviser, which consent may be withheld for any reason in its sole discretion. Units held by Members may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member; or (ii) with the consent of the Board of Managers (which may be withheld in its sole discretion). Under certain circumstances, the Board of Managers has delegated to the Adviser authority to consent to transfers of Units. The Board of Managers has also delegated to the Adviser authority to admit Members. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board of Managers, or the Adviser, that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability and must be accompanied by a properly completed investor certification. The Board of Managers, or the Adviser, may not consent to a transfer of Units by a Member unless such transfer is to a single transferee or after the transfer of a portion of the Units, the investment balance of each of the transferee and transferor is not less than $50,000. A Member who transfers Units may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer.
Any transferee that acquires Units in the Fund by operation of law as the result of the death, divorce, dissolution, bankruptcy, insolvency or adjudication of incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Units so acquired, to transfer the Units in accordance with the terms of the Company Agreement and to tender the Units for repurchase by the Fund, but shall not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as provided in the Company Agreement. If a Member transfers Units with the approval of the Board of Managers, or the Adviser, the Fund shall promptly take all necessary actions so that each transferee or successor to whom the Units are transferred is admitted to the Fund as a Member.
By purchasing Units, each Member agrees to indemnify and hold harmless the Fund, the Board of Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

DIVIDENDS AND CAPITAL GAINS
Dividends
The amount of any dividends the Fund pays may vary over time, depending on market conditions, the composition of the Fund's investment portfolio, the expenses borne by the Units, any distributions made to the Fund by the underlying Portfolio Funds, and, applicable distribution requirements imposed on the Fund by Subchapter M under the Code. The Fund's ability to pay dividends will be restricted in the event that the Fund has asset coverage of any borrowings that is less than 300%, as required by Section 18(a) of the 1940 Act.
Capital Gains Distributions
The Fund may realize capital gains on the sale of its interests in Portfolio Funds. If it does, the Fund may make distributions out of any net short-term capital gains (taxable at ordinary income rates) or long-term capital gains, normally in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.
Choice for Receiving Distributions
When you open your account, you may specify on your application how you would prefer to receive your dividends and distributions. Because the Fund's tax treatment would require the Fund to make certain annual distributions to Members, the Fund has established a program for the automatic reinvestment of these distributions in the Fund. Under the program, when a Member's distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution. Unless you provide specific instructions as to the method of payment, dividends and distributions will be automatically reinvested, without sales charge, in additional full and fractional Units.
Dividends and distributions are generally taxable to Members, as discussed below, whether they are reinvested in Units or received in cash. Unless you inform the Fund otherwise, you will be enrolled automatically in the reinvestment program. You may, at any time, elect to have dividends or distributions paid in cash, rather than reinvested in additional Units (provided that a minimum account balance of $50,000 (or $25,000 in the case of Members who are employees of the Adviser or a Selling Agent and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, the Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families), as of the date that the Fund values Units for repurchase, is maintained). If you wish to opt out of the program and to receive your dividends and distributions in cash, please contact UMB Fund Services, Inc. ("UMB"), the Fund's transfer agent at 1-877-491-4991 to complete the necessary instructions. You may request a copy of the automatic reinvestment program by contacting UMB at 1-877-491-4991.
TAX ASPECTS
The following is a summary of certain aspects of the income taxation of the Fund and its Members which should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues.
This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.
EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.
In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Units.

The Fund will elect to be classified as an association taxable as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as, a "regulated investment company" under Subchapter M of the Code. Certain requirements under Subchapter M and additional information regarding the Fund's tax treatment are described below in "Tax Treatment."
The Master Fund will elect to be classified as an association taxable as a corporation and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as a RIC under Subchapter M of the Code. The summary of certain aspects of the Federal income tax treatment of the Fund in this section "Tax Aspects" is also applicable to the Master Fund.
Tax Treatment
The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. In each year that the Fund so qualifies, it will pay no federal income tax on the earnings or capital gains it distributes to its Members. This avoids a "double tax" on that income and capital gains, since Members normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Units are held in a retirement account or the Member is otherwise exempt from tax). Tax-exempt U.S. investors will not incur unrelated business taxable income as a result of a leveraged investment by the Fund. If, however, a tax-exempt investor finances its investment in the Fund with debt, the dividend income paid by the Fund and generally any gain realized on the sale of Units would give rise to unrelated business taxable income to such tax-exempt investor. The Adviser will be responsible for reviewing, analyzing and interpreting the format and content of the compliance reports, and will be responsible for assessing whether the Fund is in compliance with applicable requirements under Subchapter M of the Code.
You should be aware of the following tax implications of investing in the Fund:
•
Dividends paid from net investment income and short-term capital gains are taxable as ordinary income. For taxable years beginning on or before December 31, 2012, dividends paid from net investment taxable income that are designated by the Fund as being derived from "qualified dividend income" are taxable to individuals at the reduced rates currently applicable to long-term capital gains. Distributions of the Fund's long-term capital gains are taxable as long-term capital gains. It does not matter how long you have held your Units.

•
Every calendar year the Fund will send you and the IRS a statement showing the amount of any taxable dividends, including the amount that qualifies as qualified dividend income, and other distributions the Fund paid to you in the previous calendar year. The tax information the Fund sends you will separately identify any long-term capital gains distribution the Fund paid to you.

•
Because the Unit prices fluctuate, you may have a capital gain or loss when your Units are repurchased or you exchange them. A capital gain or loss is the difference between the price you paid for the Units and the price you received when they were accepted for repurchase or exchange. Generally, when Units you have tendered are repurchased, you must recognize any capital gain or loss on those Units. Capital gains will be long-term or short-term depending on how long you have held the Units.

•	If you buy Units on the date or just before the date the Fund declares a capital gains distribution, a portion of the purchase price for the Units will be returned to you as a taxable distribution.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to Members. The Fund will identify returns of capital in Member notices.
Qualification as a Regulated Investment Company
As a regulated investment company, the Fund is not be subject to U.S. Federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to Members. That qualification enables the Fund to "pass through" its distributed income and net capital gains to Members without the Fund having to pay tax on them. The Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If the Fund does not qualify as a RIC during any period, it may be treated for U.S. Federal income tax purposes as an ordinary corporation and may receive no tax deduction for payments made to Members during that period.

To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income and net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.
To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) or net income derived from an interest in a "qualified publicly traded partnership" (as defined in the Code).
In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of "other issuers." As to each of those "other issuers," the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. In addition, no more than 25% of the value of the Fund's total assets may be invested in (i) the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), (ii) in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses or (iii) the securities of one or more qualified publicly traded partnerships. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.
Satisfaction of the various tests that must be met to maintain the Fund's tax status as a regulated investment company under Subchapter M of the Code requires significant support from the underlying Portfolio Funds. In addition, as a related matter, the Fund is required each December to make certain "excise tax" calculations based on income and gain information that must be obtained from the underlying Portfolio Funds. The risks of not receiving accurate information from the Portfolio Funds include failing to satisfy the Subchapter M qualification tests and incurring the excise tax on undistributed income.
Based on the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), there is a remedy for a failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test that would require corrective action but no tax. In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.
Excise Tax on Regulated Investment Companies
Under the Code, by December 31 of each year, the Fund must distribute, or be deemed to have distributed, an amount at least equal to the sum of (1) 98% of its ordinary income earned from January 1 through December 31 of that year, (2) 98.2% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, and (3) all such ordinary income and capital gains for previous years that were not distributed during those years. If it does not, the Fund must pay a non-deductible 4% excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet these requirements, the Fund might, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions. However, the Board and the Adviser might determine in a particular year that it would be in the best interests of Members for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to Members.
Failure to Qualify as a Regulated Investment Company
If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code, the Fund will (assuming the remedies previously discussed are not exercised) be taxed in the same manner as an ordinary corporation and distributions to its Members will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will (assuming the remedies previously discussed are not exercised) constitute dividends, which will generally be eligible for the dividends received deduction available to corporate Members. Furthermore, in such event, individual Members of the Fund would generally be able to treat such distributions as "qualified dividend income" eligible for reduced rates of U.S. Federal income taxation in taxable years beginning on or before December 31, 2012.
Distributions
Dividends paid out of the Fund's investment company taxable income will be taxable to a Member as ordinary income to the extent of the Fund's earnings and profits, whether such dividends are paid in cash or reinvested in additional Units. If a portion of the Fund's income consists of dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate Members may be eligible for the corporate dividends received deduction. In addition, for taxable years beginning on or before December 31, 2012, distributions of investment company taxable income that are designated by the Fund as derived from qualified dividend income are taxed to individuals at the reduced rates currently applicable to long-term capital gain. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Certain holding period and other requirements must be met by both the Member and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be. Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a Member as long-term capital gain, regardless of how long the Member has held Units. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2012. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a Member as a return of capital, which is applied against and reduces the Member's basis in its Units. To the extent that the amount of any such distribution exceeds the Member's basis in its Units, the excess will be treated by the Member as gain from a sale or exchange of the Units. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Units.
The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as  undistributed  capital  gains in a notice to its Members,  who will be  treated as if each received a distribution of its pro rata share of such gain, with the result that each Member will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its Units by an amount equal to the deemed distribution less the tax credit.
Dividends designated by the Fund and received by corporate Members of the Fund will qualify for the dividends received deduction to the extent of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid, (2) to the extent that the Fund is under an obligation to make related payments with respect to positions in substantially similar or related property, or (3) to the extent the stock on which the dividend is paid is treated as debt financed. Moreover, the dividends received deduction may be disallowed or reduced if the corporate Member fails to satisfy the foregoing requirements with respect to Units or by applications of the Code.
Members will be notified annually as to the U.S. Federal income tax status of distributions, and Members receiving distributions in the form of additional Units will receive a report as to the net asset value of those Units.
Sale or Exchange of Units
Upon the sale or other disposition of Units (including through the repurchase of Units by the Fund) that a Member holds as a capital asset, the Member may realize a capital gain or loss in an amount equal to the difference between the amount realized and the Member's adjusted tax basis in the Units sold. Such gain or loss will be long-term or short-term, depending upon the Member's holding period for the Units. Generally, a Member's gain or loss will be a long-term gain or loss if the Units have been held for more than one year.
Any loss realized on a sale or other disposition will be disallowed to the extent that the Units disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Units. In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Member on a disposition of Units held by the Member for six months or less will be treated as a long-term capital loss to the extent of any capital gains distributions received by the Member (or amounts credited as undistributed capital gains) with respect to such Units.

Under Treasury regulations, if a Member recognizes a loss with respect to Units of $2 million or more for an individual Member or $10 million or more for a corporate Member, the Member must attach to its tax return and also separately file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, members of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to members of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Members should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.
Hedging and Derivatives Transactions
Certain of the Fund's hedging and derivatives transactions are subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain  complex  financial  transactions. These rules could therefore affect the character, amount and timing of distributions to Members. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.
Other Investments
The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. Federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in domestic and foreign "high yield" securities. A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. Federal income tax purposes.
As a result of investing in securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. Federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its Members.
Passive Foreign Investment Companies
If the Fund purchases shares in passive foreign investment companies ("PFICs"), the Fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its Members. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. The Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy. Alternatively, the Fund could elect to mark-to-market at the end of each taxable year its shares in a PFIC. In this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior increases in income. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).
Medicare Tax
For taxable years beginning on or after January 1, 2013, individuals, estates and trusts will be subject to a Medicare tax of 3.8% on "net investment income" (or undistributed "net investment income", in the case of estates and trusts) for each such taxable year, with such tax applying to the lesser of such income or the excess of such person's adjusted gross income (with certain adjustments) over a specified amount.2  Net investment income includes net income from interest, dividends, annuities, royalties and rents and net gain attributable to the disposition of investment property. It is anticipated that net income and gain attributable to an investment in the Fund will be included in an Investor's "net investment income" subject to this Medicare tax.
Section 1256 Contracts
The Code generally applies a "mark to market" system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. A Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain listed non-equity options. Section 1256 Contracts held by the Fund at the end of a taxable year of the Fund will be treated for U.S. Federal income tax purposes as if they were sold by the Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as "marking to market"), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Fund's obligations under such contract), must be taken into account by the Fund in computing its taxable income for the year. Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses.
Unrelated Business Taxable Income
Generally, an exempt organization is exempt from U.S. Federal income tax on its passive investment income, such as dividends, interest and capital gains. This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by "acquisition indebtedness" during the relevant period of time. Tax-exempt U.S. investors will not incur UBTI as a result of leveraged investment activities on the part of the Fund, although a tax-exempt investor may incur UBTI if it borrows to acquire Units. Tax-exempt U.S. investors may be subject to UBTI on excess inclusion income allocated to such investor as a result of an investment by the Fund in certain real estate investment trusts. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. Federal tax consequences of an investment in the Fund.
Foreign Taxes
Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund will not be eligible to "pass through" to its Members the amount of foreign taxes paid by the Fund for foreign tax credit purposes.
Backup Withholding
The Fund may be required to withhold U.S. Federal income tax from all distributions and redemption proceeds payable to Members who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is 28% until 2013, when the percentage will increase to 31% (unless Congress enacts legislation otherwise). Corporate Members and certain other Members specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the Member's U.S. Federal income tax liability, provided the required information is furnished to the IRS.
Foreign Members
U.S. federal income taxation of a Member who with respect to the United States is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a "Foreign Member") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the Member.

2
The amount is $250,000 for married individuals filing jointly, $125,000 for married individuals filing separately, $200,000 for other individuals and the dollar amount at which the highest income tax bracket for estates and trusts begins.

Except as provided below, if the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the Foreign Member, distributions of investment company taxable income (other than distributions that consist of long-term capital gains) will be subject to a U.S. federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.
For taxable years beginning before January 1, 2012, properly designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a Foreign Member will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8). There can be no assurance as to what portion of the Fund's distributions will qualify for  favorable treatment as qualified net interest income or qualified short-term capital gains.
If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a Foreign Member, then distributions of investment company taxable income, any capital gains distributions, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. A corporate Foreign Member may also be subject to the branch profits tax imposed by the Code.
In the case of a Foreign Member, the Fund may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Member certifies his foreign status under penalties of perjury or otherwise establishes an exemption. See "Backup Withholding" in the Prospectus.
Recent legislation generally imposes withholding at a rate of 30% on payments to certain foreign entities (including financial intermediaries) of dividends on and the gross proceeds of dispositions of U.S. common stock, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied. Members should consult their tax advisors regarding the possible implications of these rules on their investment in the Fund.
The tax consequences to a Foreign Member entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Members are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
Cost Basis Reporting
As part of the Emergency Economic Stabilization Act of 2008, the Fund is required to report to Members and the Internal Revenue Service the "cost basis" of Units and the character of realized gains and losses attributable to Units acquired by a Member and subsequently repurchased. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a Unit is generally its purchase price adjusted for dividend reinvestments, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the Units results in a gain or loss. If a Member has Units repurchased during any year, then the Fund will report the cost basis of such Units to the IRS and the Member on Form 1099-B.
The Fund will permit Members to elect from among several IRS-accepted cost basis methods to calculate the cost basis in their Units. If a Member does not affirmatively elect a cost basis method, then the Fund's default cost basis calculation method, which is currently the FIFO (first-in, first-out) method, will be applied to their account. The cost basis method elected or applied may not be changed after the settlement date of a sale of Units.
If a Member hold Units through a broker, the Member should contact that broker with respect to the reporting of cost basis and available elections for their account.
Prospective investors are urged to consult their own tax advisors regarding specific questions about application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.
Other Taxation
Members may be subject to state, local and foreign taxes on their Fund distributions.

The foregoing is a brief summary of certain material income tax matters that are pertinent to prospective investors. The summary is not, and is not intended to be, a complete analysis of all provisions of the U.S. Federal income tax law which may have an effect on such investments. This analysis is not intended as a substitute for careful tax planning. Accordingly, prospective investors are urged to consult their own respective tax advisors with respect to their own respective tax situations and the effects of this investment thereon.
ERISA CONSIDERATIONS
General
Persons who are fiduciaries with respect to a U.S. employee benefit plan or trust within the meaning of, and subject to, the provisions of the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA") (an "ERISA Plan"), an individual retirement account or a Keogh plan subject solely to the provisions of the Code3 (an "Individual Retirement Fund") should consider, among other things, the matters described below before determining whether to invest in the Fund.
ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, avoidance of prohibited transactions and compliance with other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, the risk and return factors of the potential investment, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the projected return of the total portfolio relative to the ERISA Plan's funding objectives, and the limitation on the rights of investors to redeem all or any portion of their Units or to transfer their Units. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.
Plan Assets Defined
ERISA and applicable DOL regulations describe when the underlying assets of an entity in which benefit plan investors ("Benefit Plan Investors") invest are treated as "plan assets" for purposes of ERISA. Under ERISA, the term Benefit Plan Investors is defined to include an "employee benefit plan" that is subject to the provisions of Title I of ERISA, a "plan" that is subject to the prohibited transaction provisions of Section 4975 of the Code, and entities the assets of which are treated as "plan assets" by reason of investment therein by Benefit Plan Investors.
Under ERISA, as a general rule, when an ERISA Plan invests assets in another entity, the ERISA Plan's assets include its investment, but do not, solely by reason of such investment, include any of the underlying assets of the entity. However, when an ERISA Plan acquires an "equity interest" in an entity that is neither: (a) a "publicly offered security;" nor (b) a security issued by an investment fund registered under the 1940 Act, then the ERISA Plan's assets include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless it is established that: (i) the entity is an "operating company;" or (ii) the equity participation in the entity by Benefit Plan Investors is limited.
Under ERISA, the assets of an entity will not be treated as "plan assets" if Benefit Plan Investors hold less than 25% (or such higher percentage as may be specified in regulations promulgated by the DOL) of the value of each class of equity interests in the entity. Equity interests held by a person with discretionary authority or control with respect to the assets of the entity and equity interests held by a person who provides investment advice for a fee (direct or indirect) with respect to such assets or any affiliate of any such person (other than a Benefit Plan Investor) are not considered for purposes of determining whether the assets of an entity will be treated as "plan assets" for purposes of ERISA. The Benefit Plan Investor percentage of ownership test applies at the time of an acquisition by any person of the equity interests. In addition, an advisory opinion of the DOL takes the position that a redemption of an equity interest by an investor constitutes the acquisition of an equity interest by the remaining investors (through an increase in their percentage

3	References hereinafter made to ERISA include parallel references to the Code.

ownership of the remaining equity interests), thus triggering an application of the Benefit Plan Investor percentage of ownership test at the time of the redemption.
Plan Asset Consequences
The Board of Managers anticipates that the investments in the Fund by Benefit Plan Investors may equal or exceed 25% of the value of the Units. However, because the Fund is registered as an investment company under the 1940 Act, the assets of the Fund should not be treated as "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and ERISA's and the Code's prohibited transaction rules. Thus, neither the Board of Managers nor the Adviser will be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund. In addition, under the regulation, because the Fund is registered as an investment company under the 1940 Act, it will not be considered to be a Benefit Plan Investor.
Representations by Plans
An ERISA Plan proposing to invest in the Fund will be required to represent that it is, and any fiduciaries responsible for the ERISA Plan's investments are, aware of, and understand, both the Fund's investment objective, policies and strategies, and that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.
WHETHER OR NOT THE UNDERLYING ASSETS OF THE FUND ARE TREATED AS "PLAN ASSETS" UNDER ERISA, AN INVESTMENT IN THE FUND BY AN ERISA PLAN IS SUBJECT TO ERISA. ACCORDINGLY, FIDUCIARIES OF ERISA PLANS SHOULD CONSULT WITH THEIR OWN COUNSEL AS TO THE CONSEQUENCES UNDER ERISA OF AN INVESTMENT IN THE FUND.
ERISA Plans and Individual Retirement Fund Having Prior Relationships with the members of the Adviser and/or any of its Affiliates
Certain prospective ERISA Plan and Individual Retirement Fund investors may currently maintain relationships with the members of the Adviser and/or its affiliates. Each of such persons may be deemed to be a party in interest to, and/or a fiduciary of, any ERISA Plan or Individual Retirement Fund to which any of them provide investment management, investment advisory or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Similar provisions are imposed by the Code with respect to Individual Retirement Funds. ERISA Plan and Individual Retirement Fund investors should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code.
The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code relevant to the acquisition and ownership of Units.

ADDITIONAL INFORMATION AND SUMMARY OF
LIMITED LIABILITY COMPANY AGREEMENT
The following is a summary description of additional items and of select provisions of the Company Agreement which may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Company Agreement, which is attached hereto as Appendix A.
Member Units
Persons who purchase Units in the offering being made hereby will be Members. The Adviser and its affiliates may contribute capital to and maintain an investment in the Fund, and to that extent will be Members of the Fund.
Liability of Members
Under Delaware law and the Company Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board of Managers, may be obligated: (i) to satisfy withholding tax obligations with respect to such Members; or (ii) to return to the Fund amounts distributed to the Member in accordance with the Company Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund's assets.
Liability of Managers
The Company Agreement provides that a Manager shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of the Manager's services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Manager's office. The Company Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Manager by the Fund (but not by the Members individually) against any liability and expense to which the Manager may be liable which arise in connection with the performance of the Manager's activities on behalf of the Fund. Managers shall not be personally liable to any Member for the repayment of any account balance or for contributions by the Member to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Company Agreement shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Company Agreement to the fullest extent permitted by law.
Amendment of the Company Agreement
The Company Agreement may generally be amended, in whole or in part, with the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act. However, certain amendments to the Company Agreement may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Managers) to tender all of its Units for repurchase by the Fund.
Power-of-Attorney
By purchasing Units, each Member will appoint each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the Company Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.
The power-of-attorney granted as part of each Member's investor certification is a special power-of-attorney and is coupled with an interest in favor of the Board of Managers and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power-of-attorney, and shall survive the delivery of a transfer by a Member of all or any portion of its Units, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substitute Member, or upon the withdrawal of a Member from the Fund pursuant to a periodic tender or otherwise this power-of-attorney given by the transferor shall terminate.
REPORTS TO MEMBERS
The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.
The Fund sends Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Fund's operations after the end of each quarter. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.
TERM, DISSOLUTION AND LIQUIDATION
The Fund shall be dissolved:
•	upon the affirmative vote to dissolve the Fund by: (1) the Board of Managers or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

•	upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of the Fund;

•
upon the expiration of any two-year period which commences on the date on which any Member has submitted, in accordance with the terms of the Company Agreement, a written notice to the Fund requesting the repurchase of all of its Units by the Fund if those Units have not been repurchased by the Fund; or

•	as required by operation of law.

Upon the occurrence of any event of dissolution, the Board of Managers or the Adviser, acting as liquidator under appointment by the Board of Managers (or another liquidator, if the Board of Managers does not appoint the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets.
Upon the liquidation of the Fund, its assets will be distributed: (i) first to satisfy the debts, liabilities and obligations of the Fund (other than debts to Members) including actual or anticipated liquidation expenses; (ii) next to repay debts owing to the Members; and (iii) finally to the Members in proportion to the relative number of Units held by such Members. Assets may be distributed in-kind on a pro rata basis if the Board of Managers or liquidator determines that the distribution of assets in-kind would be in the interests of the Members in facilitating an orderly liquidation.
FISCAL YEAR AND TAXABLE YEAR
For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. The first fiscal period of the Fund will end on March 31, 2013. The 12-month period ending October 31 of each year is the taxable year of the Fund. The first taxable year of the Fund will end on October 31, 2012.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Managers and the Audit Committee have selected [   ] as the independent registered public accounting firm of the Fund. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund. The principal business address of [   ] is located at [   ].
LEGAL COUNSEL
Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, serves as U.S. legal counsel to the Fund. The firm also acts as U.S. legal counsel to the Master Fund and the Adviser and its affiliates with respect to certain other matters.
INQUIRIES
You may request a copy of the Fund's annual and semi-annual reports to Members and the SAI by calling the telephone number below. Inquiries concerning the Fund and Units (including information concerning purchase and withdrawal procedures) should be directed to:
Craig Krawiec
Arden Asset Management LLC
375 Park Avenue
32nd Floor
New York, New York 10152
Telephone: (212) 751-5252
Telecopier: (212) 751-8546
*        *        *        *        *
All potential investors in the Fund are encouraged to consult appropriate legal and tax counsel.

TABLE OF CONTENTS OF SAI
SAI Page
FINANCIAL STATEMENTS	1
FINANCIAL STATEMENTS OF THE FUND	2
FINANCIAL STATEMENTS OF THE MASTER FUND	[ ]

APPENDIX A: LIMITED LIABILITY COMPANY AGREEMENT
[TO BE PROVIDED BY AMENDMENT]

A-1

APPENDIX B: INVESTOR CERTIFICATION
ARDEN MACRO FUND, L.L.C. (THE "FUND")

I hereby certify that I am: (A) (i) a natural person (including participants in individual retirement accounts), who has (a) an individual net worth, or joint net worth with their spouse, in excess of $1 million (excluding from the calculation of net worth the value of such investor's primary residence and any indebtedness that is secured by the investor's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Units, and including any indebtedness that is secured by the investor's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Units), or (b) an income (exclusive of any income attributable to their spouse) in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of the two most recent years, and has a reasonable expectation of reaching the same income level in the current year; (ii) an entity, including a corporation, foundation, endowment, partnership or limited liability company, that has total assets in excess of $5 million and that was not formed for the specific purpose of acquiring the securities offered (or each equity owner is a person who has an individual income (exclusive of any income attributable to a spouse) in excess of $200,000 in each of the two most recent years, or joint income with a spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or an individual net worth, or joint net worth with their spouse, in excess of $1 million (excluding from the calculation of net worth the value of such investor's primary residence and any indebtedness that is secured by the investor's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of Units, and including any indebtedness that is secured by the investor's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Units)); or (iii) a trust with total assets in excess of $5 million, which was not formed for the specific purpose of acquiring the securities offered and the purchase is directed by a sophisticated person (as used in the foregoing sentence, a "sophisticated person" is one who has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment), or a bank as defined in Section 3(a)(2) of the Securities Act, a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in a fiduciary capacity and subscribing for the purchase of the securities being offered on behalf of a trust account or accounts, or a revocable trust which may be amended or revoked at any time by the grantors thereof and all of the grantors are eligible investors as described in (i); or (B) a trust with total assets in excess of $5 million, which was not formed for the specific purpose of acquiring the securities offered.

I have completed the appropriate Form W-9, Form W-8BEN, Form W-8IMY, Form W-8EXP or Form W-8ECI, included herein, as applicable.

Print Investor Name:

I understand that it may be a violation of state and Federal law for me to provide this certification if I know that it is not true.  I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein.  I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost.  I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

I am aware of the Fund's limited provisions for transferability and withdrawal and have carefully read and understand the "Redemptions, Repurchases of Units and Transfers" provision in the prospectus.

If I am the fiduciary executing this investor certification on behalf of a Plan (the "Fiduciary"), I represent and warrant that I have considered the following with respect to the Plan's investment in the Fund and have determined that, in review of such considerations, the investment is consistent with the Fiduciary's responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"): (i) the fiduciary investment standards under ERISA in the context of the Plan's particular circumstances; (ii) the permissibility of an investment in the Fund under the documents governing the Plan and the Fiduciary; and (iii) the risks associated with an investment in the Fund and the fact that I will be unable to redeem the investment.  However, the Fund may repurchase the investment at certain times and under certain conditions set forth in the prospectus.

I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund.  I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify the Adviser and its affiliates and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

By signing below, I hereby execute, as a Member, and agree to be bound by the terms of the Fund's Amended and Restated Limited Liability Company Agreement (the "Agreement"), including its Power of Attorney provisions, a form of which is set forth in Appendix A to the prospectus.  I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

B-i

Investor Signature Required

Please check one of the following boxes: ☐ Initial Investment: ☐ Additional Investment

Date of Fund prospectus: ____________________

Initial Amount Invested: $____________________ Additional Amount Invested: $____________________ Sales Load (if applicable; 0 – 2.5%): ____________________ %

The Internal Revenue Service does not require your consent to any provisions of this document other than the certifications required to establish, as applicable, your exemption from backup withholding or your status as a non-U.S. person.

Print Investor Name: ____________________

Investor Signature: ____________________ Date: ____________________

Investor Address: ____________________

Investor Email Address: ____________________

IRA Custodian Signature (if applicable): ____________________

Account Number (if applicable): ☐ SSN/Tax ID Number: ☐

Please indicate your preferred Cost Basis Method: ☐ FIFO (first in, first out) ☐ Average Cost ☐ Specific Lot Identification ☐ LIFO (last in, first out) ☐ HIFO (highest in, first out) ☐ LOFO (lowest in, first out) ☐ HILT (highest long term, first out) ☐ HIST (highest short term, first out ☐ LILT (Lowest long term, first out) ☐ LIST (lowest short term, first out)

If none selected, the default will be FIFO (first in, first out).

Arden Macro Fund, LLC Wire Instructions for Investors

Escrow Account

[Wachovia Bank]

[Philadelphia, PA]

[Fed ABA #: 031 201 467]

[Acct. Name:]

[Acct. #]

Reference: (Name of Investor)

Please mail completed form to:

Arden Asset Management LLC
Attn: Operations Group
375 Park Avenue, 32nd Floor
New York, NY 10152
Fax# (212) 446-2050

To be completed by Financial Advisor (if applicable):

Financial Advisor Firm: ____________________

Print Financial Advisor Name: ____________________ Financial Advisor Signature: ____________________

Financial Advisor Email Address: ____________________ Financial Advisor Telephone #: ____________________

Financial Advisor Address: ____________________

B-ii

Form **W-9**

(Rev. December 2011)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give form to the requester. Do not send to the IRS.

Print or type
See **Specific Instructions** on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:

☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ________________

☐ Other (see instructions) ▶

☐ Exempt payee

Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I **Taxpayer Identification Number (TIN)**

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Social security number

☐☐☐ - ☐☐ - ☐☐☐☐

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Employer identification number

☐☐ - ☐☐☐☐☐☐☐

Part II **Certification**

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
2. Certify that you are not subject to backup withholding, or
3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X Form **W-9** (Rev. 12-2011)

B-iii

Form W-9 (Rev. 12-2011) Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

- The U.S. owner of a disregarded entity and not the entity,
- The U.S. grantor or other owner of a grantor trust and not the trust, and
- The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2. The treaty article addressing the income.
3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4. The type and amount of income that qualifies for the exemption from tax.
5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,
2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),
3. The IRS tells the requester that you furnished an incorrect TIN,
4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see *Special rules for partnerships* on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

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Form W-9 (Rev. 12-2011) Page 3

Other entities. Enter your business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/ disregarded entity name" line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the "Exempt payee" box in the line following the "Business name/ disregarded entity name," sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also C Corporations
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 7[2]

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited Liability Company (LLC)* on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.*

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see *Exempt Payee* on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

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Form W-9 (Rev. 12-2011) Page 4

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	**Give name and EIN of:**
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity [4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.
[2] Circle the minor's name and furnish the minor's SSN.
[3] You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 1.
***NOTE.** Grantor must also provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.ftc.gov/idtheft* or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

B-vi

Form **W-8BEN**

(Rev. February 2006)

Department of the Treasury
Internal Revenue Service

Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding

► Section references are to the Internal Revenue Code. ► See separate instructions.
► Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621

Do not use this form for:

- A U.S. citizen or other U.S. person, including a resident alien individual. W-9
- A person claiming that income is effectively connected with the conduct of a trade or business in the United States. W-8ECI
- A foreign partnership, a foreign simple trust, or a foreign grantor trust (see instructions for exceptions) . . . . W-8ECI or W-8IMY
- A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b) (see instructions). . . . . . . W-8ECI or W-8EXP

Note: *These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.*

- A person acting as an intermediary. W-8IMY

Note: *See instructions for additional exceptions.*

Part I Identification of Beneficial Owner (See instructions.)

1 Name of individual or organization that is the beneficial owner

2 Country of incorporation or organization

3 Type of beneficial owner: ☐ Individual ☐ Corporation ☐ Disregarded entity ☐ Partnership ☐ Simple trust ☐ Grantor trust ☐ Complex trust ☐ Estate ☐ Government ☐ International organization ☐ Central bank of issue ☐ Tax-exempt organization ☐ Private foundation

4 Permanent residence address (street, apt. or suite no., or rural route). **Do not use a P.O. box or in-care-of address.**

City or town, state or province. Include postal code where appropriate.

Country (do not abbreviate)

5 Mailing address (if different from above)

City or town, state or province. Include postal code where appropriate.

Country (do not abbreviate)

6 U.S. taxpayer identification number, if required (see instructions)

☐ SSN or ITIN ☐ EIN

7 Foreign tax identifying number, if any (optional)

8 Reference number(s) (see instructions)

Part II Claim of Tax Treaty Benefits (if applicable)

B-vii

B-viii

Form **W-8IMY**

(Rev. February 2006)

Department of the Treasury
Internal Revenue Service

Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding

▶ Section references are to the Internal Revenue Code. ▶ See separate instructions.
▶ Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621

Do not use this form for:

- A beneficial owner solely claiming foreign status or treaty benefits W-8BEN
- A hybrid entity claiming treaty benefits on its own behalf W-8BEN
- A person claiming that income is effectively connected with the conduct of a trade or business in the United States W-8ECI
- A disregarded entity. Instead, the single foreign owner should use . . . . . W-8BEN or W-8ECI
- A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b) W-8EXP

Part I Identification of Entity

1 Name of individual or organization that is acting as intermediary

2 Country of incorporation or organization

3 Type of entity — check the appropriate box:

☐ Qualified intermediary. Complete Part II.
☐ Nonqualified intermediary. Complete Part III.
☐ U.S. branch. Complete Part IV.
☐ Withholding foreign partnership. Complete Part V.
☐ Withholding foreign trust. Complete Part V.
☐ Nonwithholding foreign partnership. Complete Part VI.
☐ Nonwithholding foreign simple trust. Complete Part VI.
☐ Nonwithholding foreign grantor trust. Complete Part VI.

4 Permanent residence address (street, apt. or suite no., or rural route). **Do not use P.O. box.**

City or town, state or province. Include postal code where appropriate.

Country (do not abbreviate)

5 Mailing address (if different from above)

City or town, state or province. Include postal code where appropriate.

Country (do not abbreviate)

6 U.S. taxpayer identification number (if required, see instructions) ▶

☐ SSN or ITIN ☐ EIN ☐ QI-EIN

7 Foreign tax identifying number, if any (optional)

8 Reference number(s) (see instructions)

Part II Qualified Intermediary

9a ☐ (All qualified intermediaries check here) I certify that the entity identified in Part I:

- Is a qualified intermediary and is not acting for its own account with respect to the account(s) identified

B-ix

B-x

Form W-8IMY (Rev. 2-2006)

Part IV Certain United States Branches

Note: *You may use this Part if the entity identified in Part I is a U.S. branch of a foreign bank or insurance company and is subject to certain regulatory requirements (see instructions).*

11 ☐ I certify that the entity identified in Part I is a U.S. branch and that the payments are not effectively connected with the conduct of a trade or business in the United States

Check box 12 or box 13, whichever applies:

12 ☐ I certify that the entity identified in Part I is using this form as evidence of its agreement with the withholding agent to be treated as a U.S. person with respect to any payments associated with this certificate.

13 ☐ I certify that the entity identified in Part I:

- Is using this form to transmit withholding certificates or other documentary evidence for the persons for whom the branch receives a payment **and**
- Has provided or will provide a withholding statement, as required.

Part V Withholding Foreign Partnership or Withholding Foreign Trust

14 ☐ I certify that the entity identified in Part I:

- Is a withholding foreign partnership or a withholding foreign trust **and**
- Has provided or will provide a withholding statement, as required.

Part VI Nonwithholding Foreign Partnership, Simple Trust, or Grantor Trust

15 ☐ I certify that the entity identified in Part I:

- Is a nonwithholding foreign partnership, a nonwithholding foreign simple trust, or a nonwithholding foreign grantor trust and that the payments to which this certificate relates are not effectively connected, or are not treated as effectively connected, with the conduct of a trade or business in the United States **and**
- Is using this form to transmit withholding certificates and/or other documentary evidence and has provided or will provide a withholding statement, as required.

Part VII Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income for which I am providing this form or any withholding agent that can disburse or make payments of the income for which I am providing this form.

Sign Here ....

B-xi

Form **W-8EXP**

(Rev. February 2006)

Department of the Treasury
Internal Revenue Service

Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding

(For use by foreign governments, international organizations, foreign central banks of issue, foreign tax-exempt organizations, foreign private foundations, and governments of U.S. possessions.)

► Section references are to the Internal Revenue Code. ► See separate instructions.
► Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621

Do not use this form for:

- Any foreign government or other foreign organization that is not claiming the applicability of section(s) 115(2),501(c), 892, 895, or 1443(b). . . . . . W-8BEN or W-8ECI
- A beneficial owner solely claiming foreign status or treaty benefits. W-8BEN
- A foreign partnership or a foreign trust. . . . . . W-8BEN or W-8IMY
- A person claiming that income is effectively connected with the conduct of a trade or business in the United States. W-8ECI
- A person acting as an intermediary. W-8IMY

Part I Identification of Beneficial Owner (See instructions before completing this part.)

1 Name of organization

2 Country of incorporation or organization

3 Type of entity
☐ Foreign government ☐ International organization ☐ Foreign central bank of issue (not wholly owned by the foreign sovereign) ☐ Foreign tax-exempt organization
☐ Government of a U.S. possession ☐ Foreign private foundation

4 Permanent address (street, apt. or suite no., or rural route). **Do not use P.O. box.**

City or town, state or province. Include postal code where appropriate.

Country (do not abbreviate)

5 Mailing address (if different from above)

City or town, state or province. Include postal or ZIP code where appropriate.

Country (do not abbreviate)

6 U.S. taxpayer identification number, if required (see instructions)

7 Foreign tax identifying number, if any (optional)

8 Reference number(s) (see instructions)

B-xii

B-xiii

Form W-8EXP (Rev. 2-2006)

Part II Qualification Statement *(continued)*

12 **For a foreign tax-exempt organization, including foreign private foundations:**

If any of the income to which this certification relates constitutes income includible under section 512 in computing the entity's unrelated business taxable income, attach a statement identifying the amounts.

Check either box 12a or box 12b:

a ☐ I certify that the entity identified in Part I has been issued a determination letter by the IRS dated .... that is currently in effect and that concludes that it is an exempt organization described in section 501(c).

b ☐ I have attached to this form an opinion from U.S. counsel concluding that the entity identified in Part I is described in section 501(c).

For section 501(c)(3) organizations only, check either box 12c or box 12d:

c ☐ If the determination letter or opinion of counsel concludes that the entity identified in Part I is described in section 501(c)(3), I certify that the organization is not a private foundation described in section 509. I have attached an affidavit of the organization setting forth sufficient facts for the IRS to determine that the organization is not a private foundation because it meets one of the exceptions described in section 509(a)(1), (2), (3) or (4).

d ☐ If the determination letter or opinion of souse concludes that the entity identified in Part I is described in section 501(c)(3), I certify that the organization is a private foundation described in section 509.

13 **For a government of a U.S. possession:**

☐ I certify that the entity identified in Part I is a government of a possession of the United States, or is a political subdivision thereof, and is claiming the exemption granted by section 115(2).

Part III Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

- The organization for which I am signing is the beneficial owner of the income to which this form relates,
- The beneficial owner is not a U.S. person,
- For a beneficial owner that is a controlled entity of a foreign sovereign (other than a central bank of issue wholly owned by a foreign sovereign), the beneficial owner is not engaged in commercial activities within or outside the United States, **and**
- For a beneficial owner that is a central bank of issue wholly owned by a foreign sovereign, the beneficial owner is not engaged in commercial activities within the United States.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Sign Here

....	....	....
Signature of authorized official	Date (MM-DD-YYYY)	Capacity in which acting

B-xiv

Form **W-8ECI**

(Rev. February 2006)

Department of the Treasury
Internal Revenue Service

Certificate of Foreign Person's Claim That Income Is Effectively Connected With the Conduct of a Trade or Business in the United States

► Section references are to the Internal Revenue Code. ► See separate instructions.
► Give this form to the withholding agent or payer. Do not send to the IRS.

OMB No. 1545-1621

Note: *Persons submitting this form must file an annual U.S. income tax return to report income claimed to be effectively connected with a U.S. trade or business (see instructions).*

Do not use this form for:

- A beneficial owner solely claiming foreign status or treaty benefits. . . . . W-BEN
- A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b) W-8EXP

Note: *These entities should use Form W-8ECI if they received effectively connected income (e.g., income from commercial activities).*

- A foreign partnership or a foreign trust (unless claiming an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the United States) . . . . W8BEN or W-8IMY
- A person acting as an intermediary W-8IMY

Note: *See instructions for additional exceptions.*

Part I Identification of Beneficial Owner (See instructions.)

1 Name of individual or organization that is the beneficial owner

2 Country of incorporation or organization

3 Type of entity (check the appropriate box): ☐ Individual ☐ Corporation ☐ Disregarded entity

☐ Partnership ☐ Simple trust ☐ Complex trust ☐ Estate
☐ Government ☐ Grantor trust ☐ Central bank of issue ☐ Tax-exempt organization
☐ Private foundation ☐ International organization

4 Permanent residence address (street, apt. or suite no., or rural route). **Do not use a P.O. box.**

City or town, state or province. Include postal code where appropriate.

Country (do not abbreviate)

5 Business address in the United States (street, apt. or suite no., or rural route). **Do not use a P.O. box.**

City or town, state, and ZIP code

6 U.S. taxpayer identification number (required—see instructions)

☐ SSN or ITIN ☐ EIN

7 Foreign tax identifying number, if any (optional)

8 Reference number(s) (see instructions)

B-xv

B-xvi

APPENDIX C

ADVISER PERFORMANCE INFORMATION

As further described in the attached Prospectus, Arden Asset Management LLC (the "Adviser") serves as the investment adviser of Fund.  The Fund invests substantially all of its assets in Arden Global Macro Master Fund, L.L.C. (the "Master Fund").  The day-to-day management of the Master Fund's portfolio is the responsibility of Shakil Riaz, with input and oversight from the Adviser's Investment Committee.

The following tables contain related account performance that includes (i) for the period from July 1, 2009 through February 29, 2012, a composite of the performance of private funds managed by the Adviser that follow a Global Macro investment strategy, and (ii) for the period from January 1, 1995 through June 30, 2009 (the "Prior Period"), related account performance achieved by Mr. Riaz while managing the Macro Hedge program of a portfolio of assets for his former employer, JP Morgan Chase ("JPM").  This program was managed pursuant to a strategy substantially similar to the Fund's Global Macro strategy.

As described in the attached Prospectus, the Fund and Master Fund have the same investment objective.  Furthermore, the Adviser intends to follow investment policies for the Fund and Master Fund that are substantially similar to those that have been employed by the Adviser in managing private portfolios that follow a Global Macro investment strategy (the "Private Global Macro Funds") since July 1, 2009.  Mr. Riaz also serves in a leadership role with respect to the management of the Private Global Macro Funds.

Prior to joining the Adviser, from 1995 through June 2009, Shakil Riaz managed the Capital Markets Investment Program ("CMIP") on behalf of JPM.  The CMIP was an internal unit dedicated to proprietary hedge fund investing on behalf of JPM's proprietary trading.  Mr. Riaz served as the CMIP's Chief Investment Officer and portfolio manager with primary responsibility for day-to-day investment decisions from the CMIP's inception through June 30, 2009 (immediately after which he joined the Adviser).  A JPM Oversight Committee ("OC") had responsibility for approval of CMIP portfolio objectives/guidelines, style allocation targets/limits, and review of daily P&L and monthly performance reports.

Following the Prior Period, JPM appointed the Adviser to be the investment manager for the assets in the CMIP investment portfolio (the "CMIP Assets").  Effective July 2009, Mr. Riaz joined the Adviser and continued his investment leadership role with respect to the CMIP Assets. While JPM's oversight terminated effective June 30, 2009, the Adviser believes that the oversight of Mr. Riaz that was put into effect as of July 1, 2009 by the Adviser's Investment Committee ("IC") is similar to, though not exactly the same as, that provided by the OC.

The CMIP Assets were grouped as of July 1, 2009 into multiple sub-portfolios.  One of the sub-portfolios, the Macro Hedge program, was managed pursuant to a strategy substantially similar to the Fund's Global Macro strategy.  This sub-portfolio was then managed as a separate account for the period from July 1, 2009 through September 30, 2009 (the "Macro Account").  Substantially all of this portfolio was contributed as initial capital into a master feeder fund structure, as of October 1, 2009, in order to accept investments from offshore or tax exempt third party investors (referenced herein, together with the Macro Account, as "Account I").  On August 1, 2010, the Adviser launched a second Private Global Macro Fund that provided more frequent liquidity options, in the form of a tax exempt offshore legal entity ("Account II").  On September 1, 2010, the Adviser launched a third Private Global Macro Fund, which is similar to Account I but for U.S. taxable investors, and on the same day the Adviser launched a fourth Private Global Macro Fund that, like the second Private Global Macro Fund, provided more frequent liquidity options, only this time as a taxable onshore vehicle (together, "Account III").

The Fund and the Master Fund, as well as the Private Global Macro Funds, utilize an investment strategy employing general selection criteria to select Global Macro managers that is substantially similar to those used by Mr. Riaz in managing CMIP's Macro Hedge program prior to July 1, 2009, though there is no guarantee that such criteria will be exactly the same as that which was used for CMIP.

C-i

Additionally, there are certain significant factors that should be taken into account when reviewing CMIP returns, including that CMIP was a part of JPM and relied heavily on operational resources that might not be currently available to Mr. Riaz.  The underlying data that the Adviser used to prepare the CMIP returns shown has been licensed from JPM and the Adviser has received representations from JPM with respect to the accuracy of that data.  Furthermore, a private investment fund typically incurs additional expenses which JPM did not incur in the management of its portfolio, including, without limitation, management or performance fees and certain costs associated with administrative and investor services, audits and other professional services.  In addition, the CMIP returns are not reflective of performance that would have been achieved had Mr. Riaz been managing a private investment fund.  Unlike the performance of a private investment fund, the performance of the CMIP does not account for new cash contributions to the portfolio prior to the date of their investment in underlying funds and it is calculated as if all redemptions or other distributions from underlying funds were removed from the CMIP portfolio as of the effective date of such redemption or other distribution.  As such, the CMIP performance does not reflect the transaction and other costs associated with, and impact of, periodic cash inflows/outflows and cash management (associated with cash holdings in the normal course of business to pay expenses or for other purposes) that would have been incurred in connection with the management of the CMIP had it been a fund offered to investors or an account that was actively managed on a cash allocation basis.  In light of these and other factors, the CMIP returns may be significantly different than those that would have been achieved for a private investment fund.

Despite the differences in structure and process, the Adviser believes the results of Mr. Riaz's management of CMIP's Macro Hedge program for the Prior Period may be relevant to an assessment of his ability to manage the Fund and Master Fund.  However, no claim is made that this performance reflects the actual performance of a private investment fund managed by Mr. Riaz.

The following tables set forth: (i) for periods commencing on July 1, 2009, an asset weighted composite presentation of the Private Global Macro Funds managed by the Adviser through the present (consisting of the composite performance of Account I, Account II and Account III); and (ii) for periods prior to July 1, 2009, the performance of CMIP's Macro Hedge program (the "CMIP Macro Allocation"). In each case, the performance returns are presented on a pro forma basis, i.e., adjusted to reflect a hypothetical 2.25% expense ratio (which is equal to the Fund's current expense limitation).  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  UNDER NO CIRCUMSTANCES SHOULD THE PERFORMANCE INFORMATION OF THE CMIP MACRO ALLOCATION OR THE PRIVATE GLOBAL MACRO FUNDS BE VIEWED AS A SUBSTITUTE FOR THE PERFORMANCE INFORMATION OF THE FUND OR THE MASTER FUND.  Furthermore, there are certain differences between the investment policies of the Fund and the Master Fund, on the one hand, and the CMIP Macro Allocation and the Private Global Macro Funds, on the other.  Unlike the Fund and the Master Fund, these other accounts/portfolios are not subject to certain investment limitations imposed by the 1940 Act and other applicable securities or tax laws which, if applicable, may have adversely affected their performance.  The future performance of the Fund, the Master Fund, the Private Global Macro Funds and the various indices may differ (see "Conflicts of Interest" in the attached Prospectus).

C-ii

Performance Information of the Private Global Macro Funds1
(adjusted, on a pro forma basis, to reflect a 2.25% expense ratio)

MONTHLY RETURNS AS OF FEBRUARY 29, 2012

	Jan.	Feb.	Mar.	Apr.	May	Jun.	Jul.	Aug.	Sep.	Oct.	Nov.	Dec.	YTD
2009							1.51%	1.27%	2.18%	-0.23%	1.12%	0.16%	6.15%
2010	0.06%	-0.36%	1.65%	1.10%	-1.65%	0.40%	-0.30%	1.17%	1.69%	0.92%	0.09%	0.74%	5.60%
2011	-0.52%	0.23%	-0.39%	1.04%	-1.16%	-1.18%	0.56%	0.77%	0.32%	-0.23%	-0.18%	0.42%	-0.35%
2012	0.99%	0.96%											1.96%

ANNUAL RETURNS FOR EACH CALENDAR YEAR

	2009*	2010	2011	2012
Private Global Macro Funds	6.15%	5.60%	-0.35%	1.96%
S&P 500 2, 3	22.59%	15.06%	2.11%	9.00%
BC Agg. 2, 4	3.95%	6.54%	7.84%	0.85%
HFRI Macro Index 2, 5	2.92%	8.06%	-4.09%	2.18%

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2012

	1 Year	Since Inception
Private Global Macro Funds	1.90%	5.00%
S&P 500 2, 3	5.12%	18.43%
BC Agg. 2, 4	8.37%	7.23%
HFRI Macro Index 2, 5	-2.60%	3.25%

RISK STATISTICS AS OF FEBRUARY 29, 2012

	Average Annual Total Returns Since Inception	Standard Deviation 6	Sharpe Ratio 7
Private Global Macro Funds	5.00%	3.09%	1.58
S&P 500 2, 3	18.43%	16.30%	1.12
BC Agg. 2, 4	7.23%	2.78%	2.56
HFRI Macro Index 2, 5	3.25%	5.20%	0.60

C-iii

__________________________________________________________________
*	Reflects annual returns for the period from July 1, 2009 through December 31, 2009.

1	This table is based on the investment performance of the Private Global Macro Funds. The information contained in the table was prepared by the Adviser based on the following facts and assumptions:

(a)
The composite performance information is an asset-weighted average of the returns of each of Account I, Account II and Account III.  Performance for periods prior to October 1, 2009 does not reflect costs associated with, and impact of, periodic cash inflows and outflows and cash management that would have been incurred in connection with the management of the Macro Account had it been a fund offered to investors or an account that was actively managed on a cash allocation basis.

(b)
The returns shown do not reflect actual fees and expenses of these Accounts.  Rather, they reflect gross returns reduced by a hypothetical 2.25% expense ratio, intended to equal the Fund's current expense limitation. (See "Fees and Expenses" in the attached Prospectus for more information on the expense limitation.)  The returns do not reflect the reinvestment of any distributions made by the Private Global Macro Funds.  For certain periods, the Private Global Macro Funds' fees and expenses may have been be higher than 2.25% and, thus, actual returns may have been lower than those shown.

(c)
The composite performance information from July 1, 2009 through August 1, 2010 is the performance of Account I (because none of the other Private Global Macro Funds had commenced investment operations).  The composite performance information from August 1, 2010 to September 1, 2010 is based on the performance of Account I and Account II.  The composite performance information from September 1, 2010 to present is based on the performance of Account I, Account II and Account III.  Since they do not yet have any operating performance, the composite performance does not include the performance of the Fund or Master Fund.  The composite does not include the performance of other funds and accounts that are managed by the Adviser in other strategies.  PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.UNDER NO CIRCUMSTANCES SHOULD THE PERFORMANCE INFORMATION OF THE PRIVATE GLOBAL MACRO FUNDS BE VIEWED AS A SUBSTITUTE FOR THE PERFORMANCE INFORMATION OF THE FUND OR THE MASTER FUND.

2
Indices are provided only to show how the composite returns compare to a broad range of securities.  Indices are not actively managed, are not available for direct investment and do not have costs, fees, or other expenses associated with their performance. Indices are comprised of significantly more securities than invested in by the composite' component funds underlying managers, who may invest in securities not similar to those in the indices.

3
S&P 500 Index: Standard & Poor's 500 Total Return Index. Periods greater than one year are annualized. The S&P 500 is a market capitalization weighted index consisting of 500 stocks chosen from market size, liquidity and industry group representation, among other factors.  The S&P 500 is designed to be a leading indicator of U.S. equities, and it is meant to reflect the risk/return characteristics of the large-cap universe.

4
BC Aggregate Index: The Barclays Capital Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) measures the performance of the U.S. investment grade bond market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States.

5
HFRI Macro Index: Macro strategy managers which trade a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets. Managers employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, quantitative and fundamental approaches and long and short term holding periods.

6	Standard Deviation is a statistical measure of dispersion around a set of observations about their mean or other measure of central tendency.

7
Sharpe Ratio is a mathematical measure utilized to assess the risk-adjusted return of a portfolio.  The formula is stated as the (Portfolio Return minus the Risk Free rate) divided by the standard deviation of portfolio return.

OTHER DISCLOSURES

This information is intended for illustration purposes only.  No index is directly comparable to the Fund, the Master Fund, or the Private Global Macro Funds.  Past performance is not indicative of future results or performance of any account managed by the Adviser, including the Fund, the Master Fund, or the Private Global Macro Funds.  There is no guarantee that the Fund or the Master Fund will achieve their investment objectives.

C-iv

Information for the Capital Markets Investment Program Global Macro Portfolio Allocation1
  (adjusted, on a pro forma basis, to reflect a 2.25% expense ratio)

MONTHLY RETURNS AS OF JUNE 30, 2009
	Jan.	Feb.	Mar.	Apr.	May	Jun.	Jul.	Aug.	Sep.	Oct.	Nov.	Dec.	YTD
1995	-1.13%	0.84%	1.41%	0.46%	0.03%	0.51%	1.11%	0.29%	3.42%	-0.38%	0.03%	0.40%	7.16%
1996	1.86%	3.34%	0.50%	2.94%	1.47%	-0.04%	-0.90%	2.50%	0.30%	3.51%	5.22%	-0.05%	22.49%
1997	3.91%	2.27%	-0.23%	0.47%	0.21%	0.96%	7.34%	-0.40%	2.97%	1.82%	1.97%	3.83%	27.91%
1998	-0.07%	0.38%	7.09%	0.64%	1.87%	0.90%	1.29%	-4.26%	-1.83%	-5.09%	0.44%	1.96%	2.82%
1999	0.57%	-0.79%	0.69%	1.96%	0.63%	1.62%	-0.32%	-1.43%	-0.72%	0.68%	4.86%	6.11%	14.47%
2000	-0.57%	3.67%	-0.69%	-1.41%	-0.22%	0.39%	-0.33%	2.35%	0.56%	-0.79%	1.23%	3.73%	8.02%
2001	2.50%	1.68%	3.08%	-1.00%	1.01%	0.07%	1.67%	1.58%	2.26%	2.64%	-1.48%	1.71%	16.78%
2002	1.70%	0.63%	-0.27%	2.72%	1.45%	1.58%	0.65%	0.86%	1.28%	-0.14%	0.42%	2.37%	14.03%
2003	1.42%	0.66%	-0.57%	1.43%	3.68%	0.60%	-1.72%	0.39%	3.05%	-1.20%	0.06%	2.30%	10.42%
2004	0.67%	1.74%	1.42%	-0.45%	-0.93%	0.23%	-0.25%	-0.08%	-0.08%	1.56%	3.55%	1.10%	8.73%
2005	-0.10%	1.50%	-0.43%	-0.91%	0.32%	1.06%	1.16%	0.25%	1.88%	-0.95%	1.77%	1.70%	7.40%
2006	2.75%	1.36%	0.66%	1.97%	-2.49%	-0.01%	0.79%	-1.26%	-0.51%	1.28%	1.79%	1.70%	8.19%
2007	1.25%	0.63%	0.51%	1.82%	1.48%	0.72%	-0.27%	-3.28%	3.55%	3.37%	-0.41%	1.37%	11.09%
2008	0.75%	3.68%	-3.07%	0.52%	1.07%	1.26%	-1.88%	-1.47%	-4.82%	-2.33%	1.86%	-0.38%	-5.01%
2009	2.61%	0.42%	0.33%	0.58%	3.14%	-0.14%							7.09%

ANNUAL RETURNS FOR EACH CALENDAR YEAR

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
CMIP Allocation	7.16%	22.49%	27.91%	2.82%	14.47%	8.02%	16.78%	14.03%	10.42%	8.73%	7.40%	8.19%	11.09%	-5.01%	7.09%
S&P 500 2, 3	37.58%	22.96%	33.36%	28.58%	21.04%	-9.10%	-11.89%	-22.10%	28.68%	10.88%	4.91%	15.79%	5.49%	-37.00%	3.16%
BC Agg. 2, 4	18.47%	3.63%	9.65%	8.69%	-0.82%	11.63%	8.44%	10.25%	4.10%	4.34%	2.43%	4.33%	6.97%	5.24%	1.91%
HFRI Macro Index 2, 5	29.32%	9.32%	18.82%	6.19%	17.62%	1.97%	6.87%	7.44%	21.42%	4.63%	7.31%	8.15%	11.11%	4.83%	1.39%

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	1 Year	3 Year	5 Year	7 Year	Since Inception
CMIP Allocation	-2.33%	5.47%	6.81%	7.54%	10.90%
S&P 500 2, 3	-26.21%	-8.22%	-2.24%	0.92%	6.82%
BC Agg. 2, 4	6.05%	6.43%	5.01%	5.08%	6.75%
HFRI Macro Index 2, 5	-0.24%	7.09%	7.46%	5.08%	10.54%

RISK STATISTICS6 AS OF JUNE 30, 2009

	Average Annual Total Returns Since Inception	Standard Deviation 7	Sharpe Ratio 8
CMIP Allocation	10.90%	6.35%	1.09
S&P 500 2, 3	6.82%	15.86%	0.19
BC Agg. 2, 4	6.75%	3.80%	0.77
HFRI Macro Index 2, 5	10.54%	6.65%	0.99

C-v

_________________________________________________________________

1
All performance data reflects gross returns, less a hypothetical 2.25% expense ratio, which is intended to equal the Fund's current expense limitation (see "Fees and Expenses" for more information on the expense limitation).  The information contained in this table was prepared by the Adviser based on the below important assumptions.

See the Introduction to this Appendix for background and more information on the CMIP Macro Allocation.

Historical performance information contained in the tables above has been derived by the Adviser from data that had been maintained by JPMorgan Chase & Co., its predecessors and certain affiliates (collectively, "JPM") in connection with the JPM Capital Markets Investment Program ("CMIP"), which data has been licensed to the Adviser (the "Licensed Data").  No representation, warranty, or undertaking, express or implied, is given by JPM as to the accuracy or completeness of such information and JPM is not liable for the accuracy or completeness of any such information.  JPM is not responsible for the Adviser's preparation of these materials or for the Adviser's use of the Licensed Data in these materials. The Licensed Data is believed by the Adviser to be reliable, but it has not been audited and no representation, warranty, or undertaking, express or implied, is given by the Adviser as to the accuracy or completeness of such information.  JPM is not a sponsor, manager or investment adviser of the Fund, the Master Fund or any other Adviser vehicle and is not involved in the operations, investment decisions or management of the Fund, the Master Fund or any other Adviser vehicle. Reference to JPM or CMIP herein is not intended to be a representation of a typical Arden client or investor, and is being provided herein for the purpose of describing an Agreement between the Adviser and JPM.  Reference to JPM herein should not be construed as JPM making any suggestion or recommendation relating to investments in any of the Adviser's products.

While the CMIP's first hedge fund investment was made in April of 1994, the CMIP was in a start-up phase during 1994, with relatively few hedge fund investments made during the balance of 1994. 1995 represents the first full calendar year of the CMIP.  Mr. Riaz was the CIO of the CMIP and the Adviser was not involved in the management of the CMIP. The performance shown in the above tables represents CMIP's Macro Hedge program (the "CMIP Macro Allocation")  Performance returns for the overall CMIP are lower and are set forth below.*

The CMIP Macro Allocation was not subject to management or performance fees or certain costs and expenses that would be borne by investors in a commingled fund, such as fees and expenses relating to administration and auditors.  Valuation procedures utilized by JPM in recording the Licensed Data prior to June 30, 2009 may have differed from valuation policies that the Adviser uses to assess valuation of underlying funds. The CMIP was a proprietary portfolio of hedge funds held by several affiliates which was not contained in a single account or fund structure.  As a result, the performance shown does not account for new cash contributions to the portfolio prior to the date of their investment in underlying funds and it is calculated as if all redemptions or other distributions from underlying funds were removed from the CMIP portfolio as of the effective date of such redemption or other distribution. As such, performance does not reflect the transaction and other costs associated with, and impact of, periodic cash inflows and outflows and cash management that would have been incurred in connection with the management of the CMIP had it been a fund offered to investors or an account that was actively managed on a cash allocation basis.

2
Indices are provided only to show how the returns shown compare to a broad range of securities. Indices are not actively managed, are not available for direct investment and do not have costs, fees, or other expenses associated with their performance. Indices are comprised of significantly more securities than invested in by the portfolio's underlying managers, who may not have invested in securities not similar to those in the indices.

3
S&P 500 Index: Standard & Poor's 500 Total Return Index. Periods greater than one year are annualized. The S&P 500 is a market capitalization weighted index consisting of 500 stocks chosen from market size, liquidity and industry group representation, among other factors.  The S&P 500 is designed to be a leading indicator of U.S. equities, and it is meant to reflect the risk/return characteristics of the large-cap universe.

4
BC Aggregate Index: The Barclays Capital Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) measures the performance of the U.S. investment grade bond market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States.

5
HFRI Macro Index: Macro strategy managers which trade a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets. Managers employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, quantitative and fundamental approaches and long and short term holding periods.

6
HFRI FoF Diversified Index: The HFRI Fund of Funds Diversified Index is a Fund of Hedge Funds index with funds classified as "Diversified" exhibiting one or more of the following characteristics: invests in a variety of strategies among multiple managers; historical annual return and/or a standard deviation generally similar to the HFRI Fund of Fund Composite index; demonstrates generally close performance and returns distribution correlation to the HFRI Fund of Fund Composite Index. A fund in the HFRI FOF Diversified Index tends to show minimal loss in down markets while achieving superior returns in up markets.

7	Standard Deviation is a statistical measure of dispersion around a set of observations about their mean or other measure of central tendency.

8
Sharpe Ratio is a mathematical measure utilized to assess the risk-adjusted return of a portfolio.  The formula is stated as the (Portfolio Return minus the Risk Free rate) divided by the standard deviation of portfolio return.

*The tables below set forth the performance of the overall CMIP since inception on January 1, 1995:

C-vi

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2009

	1 Year	5 Year	10 Year	Since Inception
CMIP	-14.13%	2.64%	6.04%	7.51%
S&P 500 2, 3	-26.21%	-2.24%	-2.22%	6.82%
BC Agg. 2, 4	6.05%	5.01%	5.98%	6.75%
HFRI FoF Diversified Index 2, 6	-14.86%	2.62%	4.67%	5.94%

RISK STATISTICS AS OF JUNE 30, 2009

	Average Annual Total Returns Since Inception	Standard Deviation 7	Sharpe Ratio 8
CMIP	7.51%	5.82%	0.63
S&P 500 2, 3	6.82%	15.86%	0.19
BC Agg. 2, 4	6.75%	3.80%	0.77
HFRI FoF Diversified Index 2, 6	5.94%	6.62%	0.32

This information is intended for illustration purposes only.  No index is directly comparable to the Fund or the Master Fund.  Past performance is not indicative of future results or performance of any account managed by the Adviser, including the Fund and the Master Fund.  There is no guarantee that the Fund or the Master Fund will achieve their investment objectives.

C-vii

Arden Macro Fund, L.L.C.

STATEMENT OF ADDITIONAL INFORMATION
[     ]

c/o Arden Asset Management LLC
375 Park Avenue
32nd Floor
New York, NY  10152

(212) 751-5252

This Statement of Additional Information ("SAI") is not a prospectus.  This SAI relates to and should be read in conjunction with the Prospectus of Arden Macro Fund, L.L.C. (the "Fund"), dated [   ].  A copy of the Prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Except for the financial information discussed below, all information that is required to be provided in a statement of additional information has been included in the Fund's Prospectus, dated [    ].

TABLE OF CONTENTS OF SAI
Page
FINANCIAL STATEMENTS	1
FINANCIAL STATEMENTS OF THE FUND	2
FINANCIAL STATEMENTS OF THE MASTER FUND	[ ]

FINANCIAL STATEMENTS

The following pages contain the Fund's seed capital financial statements (audited), dated [     ].

[To be completed by amendment]

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

25(1)	Financial Statements:
The statement of assets and liabilities of the Registrant, dated as of [___________], 2012, is included in Part B of the Registrant's Registration Statement.*
25(2)	Exhibits
	(a)(1)	Certificate of Formation, filed herewith.
	(a)(2)	Limited Liability Company Agreement.*
	(b)	Not Applicable.
	(c)	Not Applicable.
	(d)	Incorporated by reference to Exhibits (a)(2) and (b) above.
	(e)	Not Applicable.
	(f)	Not Applicable.
	(g)	Form of Advisory Agreement between the Registrant and Arden Asset Management LLC.*
	(h)	Form of Distribution Agreement between the Registrant and Arden Securities LLC.*
	(i)	Not Applicable.
	(j)	Form of Custodian Services Agreement between the Registrant and [ ].*
	(k)(1)	Form of Administration Agreement between the Registrant and [ ].*
	(k)(2)	Form of Management Agreement between the Registrant and Arden Asset Management LLC.*
	(k)(3)	Form of Member Services Agreement between the Registrant and Arden Securities LLC.*
	(k)(4)	Form of Escrow Agreement between the Registrant and [ ].*
	(k)(5)	Form of Master/Feeder Agreement.*
	(k)(6)	Power of Attorney.*
	(l)	Opinion and Consent of Schulte Roth & Zabel LLP.*
	(m)	Not Applicable.
	(n)	Consent of ___________________, independent registered public accounting firm for the Registrant.*
	(o)	Not Applicable.

(p)	Certificate of Initial Member.*
(q)	Not Applicable.
(r)(1)	Code of Ethics of the Registrant.*
(r)(2)	Code of Ethics of the Adviser.*
* To be filed by amendment.

Item 26.  Marketing Arrangements

Please refer to Item 25(2)(h) above.

Item 27. Other Expenses of Issuance and Distribution

All Figures are estimates
Accounting Fees and Expenses*	$[ ]
Legal fees and expenses*	$[ ]
Printing and engraving*	$[ ]
Total*	$[ ]

* To be completed by amendment

Item 28. Persons Controlled By or Under Common Control

Not Applicable

Item 29. Number of Holders of Limited Liability Company Interests*

The following table sets forth the approximate number of record holders of the Registrant's limited liability company interests as of [______________].

Title of Class	Number of Record Holders
Units of Limited Liability Company Interests	[ ]

* To be completed by amendment

Item 30. Indemnification

[To be completed by amendment]

Item 31. Business and Other Connections of Investment Adviser

[To be completed by amendment]

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

[To be completed by amendment]

Item 33. Management Services

Except as described under "The Advisory Agreements," "The Management Agreements" and "Administrator" in this Registration Statement, the Fund is not party to any management service related contract.

Item 34. Undertakings

The  Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective  amendment to the registration statement: (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the  registration  statement; and (3) to include any material information with respect to any plan of distribution not previously disclosed in the registration statement or any  material change to such information in the registration statement.

The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement  relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, the Registrant's Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and Arden Macro Master Fund, L.L.C. certify that they have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 23rd day of April, 2012.

ARDEN MACRO FUND, L.L.C. ARDEN MACRO MASTER FUND, L.L.C.
By:	/s/ Craig Krawiec Craig Krawiec Manager

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in his capacity as a manager and officer of the Registrant and Arden Macro Master Fund, L.L.C., and on the date indicated.

Signature	Title	Date
/s/ Craig Krawiec	Manager, President and Treasurer	April 23, 2012
Craig Krawiec

EXHIBIT INDEX

Exhibits	Description

(a)(1)	Certificate of Formation of Arden Macro Fund, L.L.C.